UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01355

The Alger Funds

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes
Fred Alger Management, LLC
100 Pearl Street
New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2023 (UNAUDITED)

Alger is a signatory to the PRI and carbon neutral.

Table of Contents

The Alger Funds

Shareholders’ Letter (Unaudited)	April 30, 2023

Dear Shareholders,

The Pendulum of Market Sentiment

“In the short run, the market is a voting machine but in the long run, it is a weighing machine.” – Benjamin Graham.

Stock prices may have fluctuated over the six month period ended April 30, 2023, mostly based on interest rate movements, but we agree with Graham that over the longer term, company earnings and cash flows ultimately determine stock prices. We believe the rise in interest rates and the corresponding decline in equity valuations are subsiding, leaving Graham’s proverbial scale to determine where stocks are headed. In the final two months of 2022, optimism surrounding the potential peak of the Federal Reserve Bank’s (Fed) tightening cycle was reinforced by lower-than-expected core Consumer Price Index (CPI) readings for both November and December. Persistent inflation, particularly in wages, remained a focal point for the Fed, and the inverted yield curve amplified fears of a policy misstep or a looming economic downturn. Fed Chairman Jerome Powell indicated in December 2022, that the institution would maintain its “higher-for-longer” approach for interest rates and projected a long-run terminal rate exceeding 5.0%, which sparked concerns about the sustainability of a stock market rebound.

The first quarter of 2023 saw a reversal in the bearish investor sentiment that had marked much of the previous year. In February, the Fed reduced the pace of rate hikes to 25 basis points (bps), after a 50 bps hike in December. Powell, acknowledging the disinflation trend, did not resist the easing of financial conditions, and U.S. Treasury yields fell during the first quarter. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows at the regional level. However, the Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to contain market concerns. These steps included announcing an emergency liquidity program, guaranteeing uninsured deposits at the impacted regional banks, and allowing some bank mergers and acquisitions to take place. At the end of March, the Fed raised rates by another 25 bps, bringing the Federal Funds rate to 5.0%. In April, U.S. Gross Domestic Product (GDP) grew 1.1%, missing the 2.0% forecast and falling from the prior quarter’s 2.6%, despite robust consumer spending.

Among non-U.S. equities, developed markets saw strong performance during the fiscal six-month period ended April 30, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and global supply chain bottlenecks seeing continued relief. As such, the MSCI EAFE Index was up 24.6%, driven by strong performance in the Financials and Industrials sectors, while the Real Estate and Energy sectors experienced relative weakness. From a broader perspective, the MSCI ACWI Index rose 13.0% during the fiscal six-month period, where the Communication Services and Information Technology sectors showed strong results, while the Healthcare and Energy sectors saw weaker performance. Within Emerging Markets, notable strength was driven by China reopening its borders, and the MSCI Emerging Markets Index was up 16.5% during the fiscal six-month period. Strong performance within the Communication Services and Information Technology sectors was slightly offset by relative weakness in the Real Estate and Energy sectors.

During the fiscal six-month period, growth outperformed value, with the Russell 3000 Growth Index returning 10.8%, outperforming the Russell 3000 Value Index, which posted a return of 3.4% for the period. There was also a notable bifurcation between small- and large- cap stocks, where the -3.5% return of the Russell 2000 Index considerably underperformed the 7.2% return of the Russell 1000 Index during the fiscal six-month period.

Slow Dance into Recession

The Conference Board’s Index of Leading Economic Indicators (LEI) – a composite of economic information that includes housing, consumer confidence and durable goods orders – has historically proven to be a strong predictor of recessions, particularly when the index moves into negative territory. The LEI fell into negative territory in August 2022, and as of March 2023, it shows a year-over-year decline of 7.8%.

Further, over the past thirteen tightening cycles, the United States has only achieved a soft landing (i.e., an economic slowdown without a recession) on three occasions (1984, 1994- 1995 and 2020). In each of these instances, interest rates were increased by only 300 bps. As of April 30, 2023, the Fed has increased rates by approximately 500 bps since it began its hiking cycle in March 2022. If history is any guide, we find it unlikely that the Fed can successfully orchestrate a soft landing, given the Fed has now hiked well above the approximate “soft landing” rate increase of 300 bps.

Further challenging the ability for a soft landing is the lagged impact of the Fed’s aggressive tightening cycle. It is important to note the strong historical relationship between small bank lending standards and U.S. corporate business spending, known as capital expenditures. As bank lending standards tighten, fewer loans are made and companies’ cost of capital rises. As a result, companies reduce their capital projects, either due to a lack of funds or because the higher cost makes these projects less financially attractive. In our view, bank lending standards will likely continue to tighten and slow business capital expenditures, pressuring earnings for more economically sensitive companies that rely on capital expansion projects.

As of the writing of this letter, the Fed has continued to tighten financial conditions via its interest rate increases and the roll-off of debt from its balance sheet. Further, the broader money supply growth is decelerating and is now in outright contraction for the first time since 1938, which is likely to slow economic activity. For these reasons, we believe the United States may have already entered a recession.

Going Forward

We continue to believe that unprecedented levels of innovation are creating compelling investment opportunities - corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which is at an inflection point in our view, potentially enabling significant increases in productivity. In the Healthcare sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation rather than taking short-term bets on market sentiment. We believe doing so is the best strategy for helping our valued shareholders reach their investment goals.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 9.42% for the fiscal six-month period ended April 30, 2023, compared to the 11.51% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest sector underweight was Information Technology.

Contributors to Performance

The Consumer Discretionary and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corporation; NVIDIA Corporation; TransDigm Group Incorporated; MercadoLibre, Inc.; and Apple Inc. were among the top contributors to absolute performance.

Microsoft is a beneficiary of corporate America’s transformative digitization. Microsoft’s CEO expects technology spending as a percent of GDP to jump from about 5% now to 10% in 10 years and that Microsoft will continue to capture market share within the technology sector. The company operates through three segments: Productivity and Business Processes (Office, LinkedIn, and Dynamics), Intelligent Cloud (Server Products and Cloud Services, Azure, and Enterprise Services), and More Personal Computing (Windows, Devices, Gaming, and Search). While the company reported operating results that met consensus estimates, their investment in OpenAI’s ChatGPT captured the attention of investors, contributing to positive performance. Throughout the period, Microsoft surprised investors with continual rollouts of new AI capabilities across the company’s portfolio (e.g., Bing, GitHub, Teams, Office 365). Furthermore, the company announced Microsoft 365 Copilot, which leverages GPT-4, a large language model, combined with the Microsoft Graph of data to provide AI virtual assistance. We believe Microsoft’s investment in OpenAI provides a first-mover advantage in the AI transformer model space.

Detractors from Performance

The Healthcare and Communication Services sectors were the largest detractors from relative performance. Regarding individual positions, Tesla, Inc.; UnitedHealth Group Incorporated; Signature Bank; Albemarle Corporation; and Humana Inc. were among the top detractors from absolute performance.

UnitedHealth Group is an integrated healthcare benefits company uniquely positioned to address rising healthcare costs for its customers, due to its vertical integration, size, and scale. The Optum health benefits services unit, which accounts for approximately 45% of the company’s operating earnings, in our view, has the potential to grow even further as customers look for ways to manage rising healthcare costs. During the period, shares detracted from performance due to several factors: (1) many 2022 healthcare winners with shorter duration profiles and persistent earnings profiles, such as UnitedHealth Group, underperformed in the first quarter of 2023, (2) uncertainty surrounding Medicare Advantage reimbursement levels from the Federal government in 2023, which will be determined later in the year, and (3) increased regulatory scrutiny in the form of potential Medicare Advantage audits across the industry. While these concerns have impacted UnitedHealth in the near-term, we believe company fundamentals remain intact given its large-scale business model, competitive advantages, and medium- to long-term growth prospects.

Alger 35 Fund

The Alger 35 Fund generated a 1.91% return for the fiscal six-month period ended April 30, 2023, compared to the 8.63% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials.

Contributors to Performance

The Consumer Discretionary and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, MercadoLibre, Inc.; Advanced Micro Devices, Inc.; TransMedics Group, Inc.; Cabaletta Bio, Inc.; and Netflix, Inc. were among the top contributors to absolute performance.

MercadoLibre is the largest e-commerce company in Latin America, with its largest markets being Brazil, Argentina, and Mexico. The company offers a comprehensive suite of services, including an online marketplace for buyers and sellers, payment solutions through Mercado Pago, merchant and buyer financing through Mercado Credito, shipping services through Mercado Envios, and asset management through Mercado Fondo, among other services. We believe the e-commerce market within Central and South America remains underpenetrated, creating a favorable backdrop for MercadoLibre, as they have been growing and investing heavily to expand its first mover advantage. Moreover, we believe that the company’s growing fintech payments business, Mercado Pago, is well-positioned to potentially emerge as a leader in Central and South America, as well as an emerging online advertising presence that offers attractive margin expansion potential, in our view. During the period, shares contributed to performance after the company reported resilient fiscal fourth quarter earnings that exceeded analyst estimates. Notable drivers that contributed to the earnings beat included strong gross-merchandise-value and an increase in the average take-rate within both e-commerce and Mercado Pago.

Detractors from Performance

The Information Technology and Communication Services sectors were the largest detractors from relative performance. Regarding individual positions, 908 Devices Inc.; JD.com, Inc.; RAPT Therapeutics, Inc.; Rivian Automotive, Inc.; and Alphabet Inc. were among the top detractors from absolute performance.

Alphabet is a global technology company specializing in cloud operating systems and digital advertising. Company revenues are primarily driven by online advertising on its Google search platform, along with selling hardware devices and apps on Google Play. Shares detracted from results during the period as the company reported mixed results. The company’s net revenues were slightly below analysts’ estimates as advertisers reduced their spending during the period. However, growth in Alphabet’s cloud computing segment—Google Cloud—saw an acceleration during the period.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 9.20% for the fiscal six-month period ended April 30, 2023, compared to the 8.63% return of the S&P 500 Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Energy and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Financials and Materials sectors provided the largest contributions to relative performance. Regarding individual positions, Microsoft Corporation; Broadcom Inc.; Apple Inc.; Meta Platforms Inc.; and KLA Corporation were among the top contributors to absolute performance. Shares of Microsoft Corporation contributed to performance in response to developments identified in the Alger Capital Appreciation Fund discussion.

Detractors from Performance

The Healthcare and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, UnitedHealth Group Incorporated; Bank of America Corp; CVS Health Corporation; Cheniere Energy Partners, L.P.; and Pfizer Inc. were among the top detractors from absolute performance. Shares of UnitedHealth Group Incorporated detracted from performance in response to developments identified in the Alger Capital Appreciation Fund discussion.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 5.45% for the fiscal six-month period ended April 30, 2023, compared to the 6.60% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Information Technology and Energy sectors provided the largest contributions to relative performance. Regarding individual positions, Prometheus Biosciences, Inc.; Constellation Software Inc.; Chipotle Mexican Grill, Inc.; Cadence Design Systems, Inc.; and TransDigm Group Incorporated were among the top contributors to absolute performance.

TransDigm Group specializes in the production of engineered aerospace components, systems and subsystems. Its core Power and Control segment includes operations that primarily develop, produce and market systems and components that provide power to or control power of aircrafts utilizing electronic, fluid, power and mechanical motion control technologies. During the period, the company reported solid fiscal first quarter results, where both revenues and earnings beat analyst estimates. Better-than-expected results were driven by strength in all three of their major market channels – commercial original equipment manufacturing (OEM), commercial aftermarket and defense – as well as strong order bookings. Moreover, management raised their fiscal full year guidance, noting favorable trends in the commercial aerospace market recovery.

Detractors from Performance

The Consumer Discretionary and Consumer Staples sectors were the largest detractors from relative performance. Regarding individual positions, CrowdStrike Holdings, Inc.; First Republic Bank; Aritzia, Inc.; BILL Holdings, Inc.; and Enphase Energy, Inc. were among the top detractors from absolute performance.

BILL Holdings is the leading provider of business-to-business (B2B) commerce solutions for small- and medium-sized businesses (SMBs), including streamlining financial operations such as accounts payables (AP) and accounts receivables (AR). Their target market is primarily U.S. SMBs with revenues up to $100 million. The company earns revenue from: (1) subscription fees charged for access to its cloud-based services; (2) usage-based transaction fees, including payments-related fees; and (3) interest earned on funds held on behalf of customers. The company is positioned as a back-office financial operations and an AP automation software-as-a-service (SaaS) platform for the SMB segment of B2B payments. According to our analysis, roughly 42% of B2B payments are still made via physical check, and 93% of businesses with less than $1 billion of annual revenue reported receiving physical checks as payment. During the period, shares detracted from performance, as the company reported weaker than expected results. Specifically, growth in total payment volume and transaction growth weakened due to the challenging macroeconomic backdrop, along with fewer net-customer additions. Despite these events, we believe company fundamentals remain intact and are well positioned to continue to penetrate the underserved SMB market with its differentiated product offerings over the long-term.

Alger Mid Cap Focus Fund

The Alger Mid Cap Focus Fund generated a -1.89% return for the fiscal six-month period ended April 30, 2023, compared to the 6.60% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Healthcare. The largest sector overweight was Healthcare and the largest sector underweight was Financials.

Contributors to Performance

The Energy and Communication Services sectors provided the largest contributions to relative performance. Regarding individual positions, Prometheus Biosciences, Inc.; Insulet Corporation; Coupa Software, Inc.; Bentley Systems, Incorporated; and Viridian Therapeutics, Inc. were among the top contributors to absolute performance.

Coupa Software is a cloud-based spend management platform that digitizes many areas of core transactional spending functions, including travel and expense management, invoicing and procurement. On December 12, 2022, Coupa announced that it entered into a definitive agreement to be acquired by Thoma Bravo for $8 billion, or $81 per share, in an all-cash transaction. Shares contributed to performance in response to the Thoma Bravo announcement, as the acquisition price was at a sizable premium.

Detractors from Performance

The Information Technology and Healthcare sectors were the largest detractors from relative performance. Regarding individual positions, RAPT Therapeutics, Inc.; BILL Holdings, Inc.; Constellation Energy Corporation; CrowdStrike Holdings, Inc.; and CyberArk Software Ltd. were among the top detractors from absolute performance. Shares of BILL Holdings detracted from performance in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger Weatherbie Specialized Growth Fund

The Alger Weatherbie Specialized Growth Fund generated a -3.20% return for the fiscal six-month period ended April 30, 2023, compared to the 1.88% return of the Russell 2500 Growth Index. During the reporting period, the largest sector weightings were Industrials and Healthcare. The largest sector overweight was Real Estate and the largest sector underweight was Materials.

Contributors to Performance

The Energy and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, FirstService Corp; SiteOne Landscape Supply, Inc.; SPS Commerce, Inc.; Planet Fitness, Inc.; and Hamilton Lane Incorporated were among the top contributors to absolute performance.

SPS Commerce is a global provider of cloud-based supply chain management solutions for fulfillment, analytics, drop shipping and other use cases. The SPS Commerce platform improves the way retailers, suppliers, grocers, distributors, and logistics companies manage orders, monitor sell-through performance, and discover new products by leveraging cloud technology. During the period, shares contributed to performance as the company reported strong operating results, where revenues came in above consensus estimates. Additionally, recurring revenue increased 20% year-over-year, driven by double digit growth in both fulfillment and analytics. Despite a difficult macroeconomic environment with high inflation and recession concerns, management expressed confidence in its subscription-based business model, which is largely reliant on the number of client connections with only a small portion tied to volumes. Moreover, we believe the company is a key beneficiary of supply chain digitalization over the long-term, given the growing influence of e-commerce.

Detractors from Performance

The Healthcare and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, Montrose Environmental Group Inc.; Xometry, Inc.; StepStone Group, Inc.; Globant SA; and Progyny, Inc. were among the top detractors from absolute performance.

Xometry is a leading two-sided marketplace for on-demand manufacturing services. The company provides real-time access to global manufacturing demand and capacity, with sourcing and pricing available across a network of buyers and sellers. This marketplace enables buyers (e.g., engineers and product designers) to efficiently source manufacturing processes and sellers of manufacturing services to grow their businesses. Xometry’s AI- enabled technology platform is powered by proprietary machine learning algorithms, resulting in a sophisticated marketplace for manufacturing. During the period, the company reported weaker-than-expected revenues and revised their forward guidance below consensus. Management noted that suppliers accepted orders more quickly than usual on the Xometry platform due to a challenging macroeconomic environment, causing the proprietary algorithm to reduce market pricing, resulting in weaker revenue growth and gross margin compression. The company adjusted their proprietary algorithm in January and the company stated that it expects gross margins to improve throughout the year.

Alger Small Cap Growth Fund

The Alger Small Cap Growth Fund returned -2.15% for the fiscal six-month period ended April 30, 2023, compared to the -0.29% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest sector underweight was Industrials.

Contributors to Performance

The Information Technology and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, NeoGenomics, Inc.; Manhattan Associates, Inc.; HubSpot, Inc.; Neogen Corp; and Wingstop, Inc. were among the top contributors to absolute performance.

Hubspot is a cloud-based marketing and sales platform for SMBs, focusing on inbound marketing strategies to attract, engage, and convert website visitors into customers. Its platform provides a comprehensive suite of applications including search engine optimization (SEO), blogging, marketing automation, customer relationship management (CRM), and analytics, utilizing a centralized database for personalized interactions. In our view, this approach fosters warmer prospect engagement compared to traditional methods like cold calling and email blasts. Over the years, the company has evolved from a small business CRM vendor to a comprehensive provider of marketing, sales and content management solutions for global SMBs. With an approximate 3% combined market share, a large customer base, robust partner network and extensive HubSpot suite, we believe the company is well positioned to capture additional market share in the large SMB front office applications industry, as well as to expand in the upmarket segment (i.e., companies with 200 to 2,000 employees). Shares contributed to performance during the period, as the company reported better-than-expected operating results, noting strong quarterly execution against a difficult macroeconomic environment.

Detractors from Performance

The Healthcare and Industrials sectors were the largest detractors from relative performance. Regarding individual positions, Magnolia Oil & Gas Corp.; Xometry, Inc.; BILL Holdings, Inc.; HealthEquity Inc; and CareDx, Inc. were among the top detractors from absolute performance. Shares of BILL Holdings, Inc. detracted from performance in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger Small Cap Focus Fund

The Alger Small Cap Focus Fund returned -3.55% for the fiscal six-month period ended April 30, 2023, compared to the -0.29% return of the Russell 2000 Growth Index. During the reporting period, the largest sector weightings were Healthcare and Information Technology. The largest sector overweight was Healthcare and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Healthcare and Energy sectors provided the largest contributions to relative performance. Regarding individual positions, Prometheus Biosciences, Inc.; Heska Corporation; Guidewire Software, Inc.; Inspire Medical Systems, Inc.; and Wingstop, Inc. were among the top contributors to absolute performance.

Guidewire Software offers on-premises and cloud-based solutions for property and casualty insurance companies, automating processes such as premium billings, claims management, and policy fulfillment. Under the InsuranceSuite brand, the company provides three core systems: BillingsCenter, ClaimsCenter, and PolicyCenter. During the period, shares contributed to performance after the company reported strong operating results, where revenues and operating profits exceeded analyst estimates. Moreover, strong performance was attributable to ongoing cloud traction as the company continued to see large cloud momentum across tier-1 and tier-2 carriers. Management also raised gross margin guidance by 200 bps for the full year, approximately 500 bps ahead of what management projected in October 2022.

Detractors from Performance

The Industrials and Information Technology sectors were the largest detractors from relative performance. Regarding individual positions, Xometry, Inc.; HealthEquity Inc.; RBC Bearings Incorporated; 908 Devices Inc.; and Paycom Software, Inc. were among the top detractors from absolute performance. Shares of Xometry, Inc. detracted from performance in response to developments identified in the Alger Mid Cap Growth Fund discussion.

Alger International Focus Fund

The Alger International Focus Fund recorded a 10.83% return for the fiscal six-month period ended April 30, 2023, compared to the 20.96% return of the MSCI ACWI ex USA Index. During the reporting period, the largest sector weightings were Consumer Discretionary and Financials. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Communication Services.

Contributors to Performance

The Healthcare and Consumer Discretionary sectors provided the largest contributions to relative performance. Regarding individual positions, Moncler SpA; Ferrari NV; LVMH Moet Hennessy Louis Vuitton SE; ASML Holding NV; and HENSOLDT AG were among the top contributors to absolute performance.

ASML is the market leader in providing photolithography systems for the semiconductor industry. ASML’s cutting-edge technology is essential to the semiconductor manufacturing process of increasingly smaller and more powerful microchips, which are widely used in consumer electronics, telecommunications, automotive, and various other industries. Despite macroeconomic weakness, the company reported strong results during the period, where earnings came in better-than-expected. Further, management noted a robust order backlog, reflecting strong demand for Extreme Ultraviolet Lithography and raised fiscal 2023 revenue guidance well above analyst estimates.

Detractors from Performance

The Financials and Energy sectors were the largest detractors from relative performance. Regarding individual positions, VERBIO Vereinigte BioEnergie AG; Angel One Limited; Teleperformance SA; Arezzo Industria e Comercio S.A.; and Alfen NV were among the top detractors from absolute performance.

VERBIO is a leading producer of the complete range of biofuels (biodiesel, bioethanol and biomethane) and byproducts at industrial scale. The company benefits from environmental protection tailwinds and an increasing effort to curb greenhouse gas emissions globally. Moreover, with biomethane serving as a direct substitute for natural gas, there is heightened investor focus on VERBIO’s ability to scale and serve as a solution to a potential energy crisis in Europe. During the period, shares detracted from performance as natural gas prices plummeted due to warmer-than-expected temperatures in Europe and the region’s ability to maintain high levels of gas storage throughout the winter. As a result, demand for biomethane slowed during the period, which negatively impacted company results.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 0.14% for the fiscal six-month period ended April 30, 2023, compared to the 8.63% return of the S&P 500 Index and the 2.29% return of the Russell 3000 Healthcare Index.

Contributors to Performance

Regarding individual positions, Prometheus Biosciences, Inc.; Reata Pharmaceuticals, Inc.; TransMedics Group, Inc.; Tenet Healthcare Corporation; and GE Healthcare Technologies Inc. were among the top contributors to absolute performance.

Prometheus Biosciences is a biotechnology company focused on developing precision-based medicines to treat autoimmune conditions, primarily those afflicting the intestines such as inflammatory bowel disease (IBD) indications, like ulcerative colitis and Crohn’s disease, by leveraging a proprietary bioinformatics database. Shares contributed to performance during the period as the company reported positive Phase 2 clinical trial results from its IBD study, as the drug PRA023 demonstrated significant patient improvement that was well above expectations. On April 15, 2023, the company entered into an agreement to be acquired by Merck & Co. Inc. for $9.6 billion in cash, which was approximately a 75% premium from the prior trading day’s value. The deal is expected to close in the third quarter of 2023.

Detractors from Performance

Regarding individual positions, Charles River Laboratories International, Inc.; Medpace Holdings, Inc.; UnitedHealth Group Incorporated; Tandem Diabetes Care, Inc.; and Shockwave Medical, Inc. were among the top detractors from absolute performance. Shares of UnitedHealth Group Incorporated, Inc. detracted from performance in response to developments identified in the Alger Capital Appreciation Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Executive Officer, Chief Investment Officer
Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above, other than the Alger 35 Fund and the Alger Mid Cap Focus Fund, represents the six-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions. Performance for the Alger 35 Fund represents Class Z shares. Performance for the Alger Mid Cap Focus Fund represents Class I shares.

The performance data quoted in this material represents past performance, which is not an indication or a guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2023.

Risk Disclosures

Alger Capital Appreciation Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger 35 Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Growth & Income Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Mid Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Mid Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Weatherbie Specialized Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Small Cap Growth Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Small Cap Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger International Focus Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Health Sciences Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Funds’ most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The MSCI ACWI captures large- and mid-cap representation across developed markets and emerging markets countries. The index covers approximately 85% of the global equity opportunity set.

●	The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed markets countries (excluding the US) and emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

●	The MSCI EAFE Index captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

●	The MSCI Emerging Markets Index captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small- cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

●	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market.

●	The Russell 2500 Index measures the performance of the small to midcap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment.

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell 3000 Healthcare Index is an unmanaged index that measures the performance of those companies in the Russell 3000 Index involved in the medical services or healthcare field. Also included are companies involved in research, development and production of pharmaceuticals and biotechnology

●	The Russell 3000 Index measures the performance of the largest 3,000 US companies of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market.

●	The Russell 3000 Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad value market.

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges.

●	The Russell Midcap Growth Index measures the performance of the mid- cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

●	The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Capital Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Figures for the Alger Capital Appreciation Fund Class A shares also include reinvestment of capital gains. Performance for Alger Capital Appreciation Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(7.95)%	7.71%	11.37%
Class C	(4.51)%	8.06%	11.14%
Class Z	(2.50)%	9.25%	12.35%
Russell 1000 Growth Index	2.34%	13.80%	14.46%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS Z SHARES

from 3/29/18 to 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger 35 Fund Class Z shares and the S&P 500 Index (an unmanaged index of common stocks) from March 29, 2018, the inception date of the Alger 35 Fund Class Z shares, through April 30, 2023. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to May 7, 2021 is that of the Fund’s Class P shares. Figures for the Alger 35 Fund Class Z shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger 35 Fund Class Z shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER 35 FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	Since Inception
Class Z (Inception 3/29/18)	(8.70)%	9.35%	9.41%
S&P 500 Index	2.66%	11.45%	11.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Effective May 7, 2021, Class P shares of the Alger 35 Fund were reclassified as Class Z shares. The reclassified Class Z shares have the same annual returns as the Class P shares because the shares are invested in the same portfolio of securities and the reclassified Class Z shares have the same expenses as the Fund’s Class P shares. Historical performance prior to May 7, 2021 is that of the Fund’s Class P shares. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Growth & Income Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(2.11)%	10.72%	10.81%
Class C	1.54%	11.08%	10.57%
Class Z	3.62%	12.31%	11.75%
S&P 500 Index	2.66%	11.45%	12.20%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH FUND*

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND*

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(7.61)%	7.00%	9.06%
Class B	(7.33)%	7.86%	9.21%
Class C	(4.17)%	7.30%	8.77%
Russell Midcap Growth Index	1.60%	8.96%	10.84%

	1 YEAR	5 YEARS	Since Inception
Class Z (Inception 5/28/15)	(2.08)%	8.49%	7.76%
Russell Midcap Growth Index	1.60%	8.96%	8.85%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397 on September 10, 2021, which contributed approximately 0.61% and 0.31% to its five and ten year annual returns, respectively.

ALGER MID CAP FOCUS FUND

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS I SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) from June 14, 2019, the inception date of the Alger Mid Cap Focus Fund Class I shares, through April 30, 2023. Figures for the Alger Mid Cap Focus Fund Class I shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Focus Fund Class I shares also include reinvestment of capital gains. Performance for the Alger Mid Cap Focus Fund Class A, C, Y and Z shares will vary from the results shown above due to differences in the expenses and sales charges that those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP FOCUS FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	Since Inception
Class I (Inception 6/14/19)	(14.99)%	n/a	7.96%
Class Z (Inception 6/14/19)	(14.72)%	n/a	8.27%
Russell Midcap Growth Index	1.60%	n/a	7.40%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 2/26/21)	(14.66)%	n/a	(18.05)%
Russell Midcap Growth Index	1.60%	n/a	(5.90)%
	1 YEAR	5 YEARS	Since Inception
Class A (Inception 7/29/21)	(19.54)%	n/a	(24.73)%
Class C (Inception 7/29/21)	(16.56)%	n/a	(22.96)%
Russell Midcap Growth Index	1.60%	n/a	(12.40)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Weatherbie Specialized Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. From August 30, 2017 to September 30, 2019, the Fund was named Alger SMid Cap Focus Fund. Prior to August 30, 2017, the Fund followed different investment strategies under the name Alger SMid Cap Growth Fund and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Figures for the Alger Weatherbie Specialized Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Weatherbie Specialized Growth Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(15.47)%	5.20%	8.68%
Class C	(12.29)%	5.54%	8.42%
Class I	(10.69)%	6.38%	9.27%
Class Z	(10.45)%	6.71%	9.62%
Russell 2500 Growth Index	(0.07)%	6.69%	9.87%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 8/30/17)	(10.30)%	6.78%	8.81%
Russell 2500 Growth Index	(0.07)%	6.69%	8.36%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. From August 30, 2017 to September 30, 2019, the Fund was named “Alger SMid Cap Focus Fund.” Prior to August 30, 2017, the Fund followed different investment strategies under the name “Alger SMid Cap Growth Fund” and prior to March 1, 2017 was managed by different portfolio managers. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger. com or call us at (800) 992-3863.

ALGER SMALL CAP GROWTH FUND*

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Growth Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND*

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(14.88)%	3.96%	7.33%
Class B	(14.84)%	4.56%	7.40%
Class C	(11.85)%	4.22%	7.04%
Class Z	(9.90)%	5.45%	8.28%
Russell 2000 Growth Index	0.72%	4.00%	8.44%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 12/31/21)	(9.79)%	n/a	(27.04)%
Russell 2000 Growth Index	0.72%	n/a	(17.76)%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004 on September 10, 2021, which contributed approximately 0.12% and 0.06% to its five and ten year annual returns, respectively.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Focus Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2000 Growth (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Figures for the Alger Small Cap Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(11.60)%	0.66%	7.36%
Class C	(8.12)%	1.07%	7.20%
Class I	(6.44)%	1.85%	8.05%
Class Z	(6.18)%	2.17%	8.37%
Russell 2000 Growth Index	0.72%	4.00%	8.44%

	1 YEAR	5 YEARS	Since Inception
Class Y (Inception 2/28/17)	(6.18)%	2.17%	6.72%
Russell 2000 Growth Index	0.72%	4.00%	6.35%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the Fund’s current investment strategies and investment personnel. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER INTERNATIONAL FOCUS FUND*

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International Focus Fund Class A shares, with a maximum sales charge of 5.25%, and MSCI AC World Index ex USA (an unmanaged index of common stocks) for the ten years ended April 30, 2023. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger International Focus Fund Class A shares and the index include reinvestment of dividends. Figures for the Alger International Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger International Focus Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL FOCUS FUND*

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(7.56)%	2.03%	3.91%
Class B	(7.31)%	2.72%	4.07%
Class C	(4.16)%	2.31%	3.66%
Class Z	(1.99)%	3.58%	4.93%
MSCI AC World Index ex USA	3.61%	2.99%	4.45%

	1 YEAR	5 YEARS	Since Inception
Class I (Inception 5/31/13)	(2.36)%	3.27%	4.59%
MSCI AC World Index ex USA	3.61%	2.99%	4.73%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Before March 28, 2018, the Fund followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger Large Cap Growth Fund,” and from May 31, 2013 to August 15, 2018 the Fund was named “Alger International Growth Fund.” Performance prior to March 28, 2018 reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091 on September 10, 2021, which contributed approximately 0.02% and 0.01% to its five and ten year annual returns, respectively.

ALGER HEALTH SCIENCES FUND*

Fund Highlights Through April 30, 2023 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 4/30/23

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the Russell 3000 Healthcare Index and the S&P 500 Index (each an unmanaged index of common stocks) for the ten years ended April 30, 2023. Figures for the Alger Health Sciences Fund Class A shares, the Russell 3000 Healthcare Index and the S&P 500 Index include reinvestment of dividends. Figures for the Alger Health Sciences Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND*

Fund Highlights Through April 30, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 4/30/23
AVERAGE ANNUAL TOTAL RETURNS
	1 YEAR	5 YEARS	10 YEARS
Class A	(3.56)%	5.00%	10.18%
Class C	0.01%	5.32%	9.92%
Russell 3000 Healthcare Index	4.61%	11.18%	12.60%
S&P 500 Index	2.66%	11.45%	12.20%

	1 YEAR	5 YEARS	Since Inception
Class Z (Inception 5/28/15)	2.16%	6.50%	6.93%
Russell 3000 Healthcare Index	4.61%	11.18%	8.85%
S&P 500 Index	2.66%	11.45%	10.96%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832 on September 10, 2021, which contributed approximately 0.01% to its five and ten year annual returns.

PORTFOLIO SUMMARY†

April 30, 2023 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger 35 Fund	Alger Growth & Income Fund	Alger Mid Cap Growth Fund
Communication Services	9.9%	17.4%	8.6%	4.3%
Consumer Discretionary	17.0	28.7	6.9	14.4
Consumer Staples	0.0	0.0	7.3	1.0
Energy	3.7	6.6	6.0	3.8
Financials	7.7	0.0	12.4	4.7
Healthcare	15.9	10.0	13.8	18.7
Industrials	6.9	4.5	5.9	17.7
Information Technology	36.0	27.9	27.0	27.3
Materials	2.0	2.7	2.5	3.4
Real Estate	0.0	1.6	3.4	3.6
Utilities	0.0	0.0	1.4	0.0
Short-Term Investments and Net Other Assets	0.9	0.6	4.8	1.1
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Mid Cap Focus Fund	Alger Weatherbie Specialized Growth Fund	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
Communication Services	5.3%	0.3%	3.9%	0.0%
Consumer Discretionary	12.2	11.2	11.2	3.6
Consumer Staples	0.0	0.0	6.1	0.9
Energy	3.6	5.8	5.9	6.9
Financials	0.9	10.8	2.3	0.0
Healthcare	26.4	24.2	30.3	49.4
Industrials	10.9	19.1	8.3	9.2
Information Technology	37.5	18.1	26.9	27.8
Materials	1.2	0.0	2.7	0.0
Real Estate	0.0	6.0	1.5	0.0
Short-Term Investments and Net Other Assets	2.0	4.5	0.9	2.2
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Health Sciences Fund
Healthcare	98.3%
Short-Term Investments and Net Other Assets	1.7
100.0%

PORTFOLIO SUMMARY†

April 30, 2023 (Unaudited) (Continued)

COUNTRY	Alger International Focus Fund
Argentina	2.8%
Australia	3.7
Brazil	5.8
China	11.2
Denmark	2.5
France	14.0
Germany	6.2
Hong Kong	4.0
India	5.3
Ireland	3.0
Italy	6.8
Japan	3.3
Mexico	2.5
Netherlands	8.6
Norway	1.1
Spain	1.9
Sweden	1.7
Switzerland	3.6
United Kingdom	5.4
United States	2.7
Short-Term Investments, Cash and Net Other Assets	3.9
100.0%

†	Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—98.8%	SHARES	VALUE
ADVERTISING—0.7%
The Trade Desk, Inc., Cl. A*	197,203	$12,688,041
AEROSPACE & DEFENSE—3.4%
HEICO Corp.	83,456	14,074,020
TransDigm Group, Inc.	58,538	44,781,570
		58,855,590
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
LVMH Moet Hennessy Louis Vuitton SE	21,766	20,936,308
APPAREL RETAIL—0.2%
The TJX Cos., Inc.	49,374	3,891,659
APPLICATION SOFTWARE—4.3%
Adobe, Inc.*	30,535	11,528,794
Cadence Design Systems, Inc.*	59,400	12,441,330
Datadog, Inc., Cl. A*	136,286	9,182,951
Intuit, Inc.	69,159	30,703,138
Salesforce, Inc.*	54,383	10,787,956
		74,644,169
AUTOMOBILE MANUFACTURERS—1.2%
Tesla, Inc.*	120,890	19,863,436
AUTOMOTIVE PARTS & EQUIPMENT—0.1%
Mobileye Global, Inc., Cl. A*	23,970	902,231
BIOTECHNOLOGY—7.0%
AbbVie, Inc.	143,306	21,656,403
Biogen, Inc.*	41,866	12,736,893
Natera, Inc.*	627,777	31,840,849
Prometheus Biosciences, Inc.*	115,528	22,406,656
Regeneron Pharmaceuticals, Inc.*	10,783	8,645,702
Vaxcyte, Inc.*	345,362	14,791,854
Vertex Pharmaceuticals, Inc.*	26,141	8,907,023
		120,985,380
BROADLINE RETAIL—7.9%
Amazon.com, Inc.*	854,089	90,063,685
MercadoLibre, Inc.*	36,642	46,809,789
		136,873,474
CARGO GROUND TRANSPORTATION—0.4%
Old Dominion Freight Line, Inc.	19,853	6,360,703
CASINOS & GAMING—3.5%
Flutter Entertainment PLC*	92,458	18,474,733
Las Vegas Sands Corp.*	425,304	27,155,661
MGM Resorts International	334,872	15,042,450
		60,672,844
COMMUNICATIONS EQUIPMENT—0.8%
Arista Networks, Inc.*	81,985	13,130,718
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.6%
Wabtec Corp.	100,723	9,837,615

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
CONSTRUCTION MATERIALS—1.2%
Martin Marietta Materials, Inc.	58,096	$21,100,467
COPPER—0.1%
Freeport-McMoRan, Inc.	63,995	2,426,050
DIVERSIFIED BANKS—1.0%
JPMorgan Chase & Co.	122,625	16,951,680
DIVERSIFIED SUPPORT SERVICES—0.4%
Cintas Corp.	13,355	6,086,808
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Eaton Corp. PLC	41,193	6,884,174
ENVIRONMENTAL & FACILITIES SERVICES—1.2%
GFL Environmental, Inc.	319,336	11,591,897
Waste Management, Inc.	55,323	9,186,384
		20,778,281
FINANCIAL EXCHANGES & DATA—2.1%
CME Group, Inc., Cl. A	57,769	10,731,747
S&P Global, Inc.	68,654	24,892,567
		35,624,314
FOOTWEAR—0.8%
NIKE, Inc., Cl. B	112,454	14,250,171
HEALTHCARE DISTRIBUTORS—0.5%
McKesson Corp.	24,732	9,008,384
HEALTHCARE EQUIPMENT—2.9%
Boston Scientific Corp.*	367,571	19,157,800
Dexcom, Inc.*	77,537	9,408,340
Intuitive Surgical, Inc.*	71,083	21,411,621
		49,977,761
HEALTHCARE FACILITIES—1.1%
Acadia Healthcare Co., Inc.*	252,051	18,220,767
HOTELS RESORTS & CRUISE LINES—1.6%
Booking Holdings, Inc.*	4,774	12,824,444
Trip.com Group Ltd.#,*	413,506	14,683,598
		27,508,042
INTERACTIVE HOME ENTERTAINMENT—0.0%
Roblox Corp., Cl. A*	22,768	810,541
INTERACTIVE MEDIA & SERVICES—5.8%
Alphabet, Inc., Cl. C*	542,109	58,667,036
Meta Platforms, Inc., Cl. A*	171,577	41,233,385
		99,900,421
INTERNET SERVICES & INFRASTRUCTURE—0.2%
MongoDB, Inc., Cl. A*	14,057	3,373,118
INVESTMENT BANKING & BROKERAGE—0.1%
LPL Financial Holdings, Inc.	12,291	2,566,852

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—1.3%
Charles River Laboratories International, Inc.*	19,758	$3,756,391
Danaher Corp.	80,344	19,034,297
		22,790,688
MANAGED HEALTHCARE—1.9%
UnitedHealth Group, Inc.	68,321	33,620,081
MOVIES & ENTERTAINMENT—3.4%
Liberty Media Corp. Series C Liberty Formula One*	141,656	10,226,147
Live Nation Entertainment, Inc.*	103,100	6,988,118
Netflix, Inc.*	77,280	25,496,990
The Walt Disney Co.*	157,213	16,114,332
		58,825,587
OIL & GAS EQUIPMENT & SERVICES—1.1%
Schlumberger Ltd.	367,143	18,118,507
OIL & GAS EXPLORATION & PRODUCTION—2.1%
Diamondback Energy, Inc.	121,047	17,212,883
Hess Corp.	43,459	6,304,163
Pioneer Natural Resources Co.	59,129	12,863,514
		36,380,560
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy, Inc.	53,229	8,144,037
PASSENGER GROUND TRANSPORTATION—0.5%
Uber Technologies, Inc.*	301,094	9,348,969
PHARMACEUTICALS—1.2%
AstraZeneca PLC#	168,450	12,333,909
Catalent, Inc.*	44,882	2,249,486
Eli Lilly & Co.	12,861	5,091,156
Reata Pharmaceuticals, Inc., Cl. A*	16,797	1,660,551
		21,335,102
PROPERTY & CASUALTY INSURANCE—0.5%
The Progressive Corp.	64,354	8,777,886
RESTAURANTS—0.5%
Yum China Holdings, Inc.	138,629	8,481,322
SEMICONDUCTORS—9.1%
Advanced Micro Devices, Inc.*	154,347	13,793,992
First Solar, Inc.*	42,049	7,677,306
Marvell Technology, Inc.	657,058	25,940,650
NVIDIA Corp.	319,212	88,578,138
ON Semiconductor Corp.*	100,221	7,211,903
Taiwan Semiconductor Manufacturing Co., Ltd.#	166,790	14,060,397
		157,262,386
SPECIALTY CHEMICALS—0.7%
Albemarle Corp.	62,253	11,545,441

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—98.8% (CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—14.2%
Microsoft Corp.	714,180	$219,438,947
Oracle Corp.	89,050	8,434,816
Palo Alto Networks, Inc.*	48,981	8,937,073
ServiceNow, Inc.*	18,241	8,380,280
		245,191,116
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—7.1%
Apple, Inc.	722,188	122,540,860
TRANSACTION & PAYMENT PROCESSING SERVICES—4.0%
PayPal Holdings, Inc.*	101,687	7,728,212
Visa, Inc., Cl. A	261,012	60,745,323
		68,473,535
TOTAL COMMON STOCKS
(Cost $1,104,426,270)		1,705,946,076

PREFERRED STOCKS—0.1%	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.1%
Chime Financial, Inc., Series G*,@,(a)	27,841	1,197,441
(Cost $1,922,972)		1,197,441

SPECIAL PURPOSE VEHICLE—0.2%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.2%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)		2,896,878
(Cost $2,775,000)		2,896,878
Total Investments
(Cost $1,109,124,242)	99.1%	$1,710,040,395
Affiliated Securities (Cost $2,775,000)		2,896,878
Unaffiliated Securities (Cost $1,106,349,242)		1,707,143,517
Other Assets in Excess of Liabilities	0.9%	15,620,089
NET ASSETS	100.0%	$1,725,660,484
#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Chime Financial, Inc., Series G	8/24/21	$1,922,972	0.06%	$1,197,441	0.07%
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	2,775,000	0.08%	2,896,878	0.17%
Total				$4,094,319	0.24%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—99.4%	SHARES	VALUE
ADVERTISING—3.2%
The Trade Desk, Inc., Cl. A*	12,762	$821,107
AEROSPACE & DEFENSE—4.5%
HEICO Corp.	6,961	1,173,903
APPLICATION SOFTWARE—3.5%
HubSpot, Inc.*	1,243	523,241
Paycom Software, Inc.*	1,310	380,384
		903,625
BIOTECHNOLOGY—5.9%
Natera, Inc.*	19,289	978,338
Vaxcyte, Inc.*	12,828	549,423
		1,527,761
BROADLINE RETAIL—10.4%
Amazon.com, Inc.*	11,277	1,189,160
JD.com, Inc.#	11,238	401,421
MercadoLibre, Inc.*	864	1,103,751
		2,694,332
CASINOS & GAMING—7.0%
Flutter Entertainment PLC*	4,240	847,227
Las Vegas Sands Corp.*	8,758	559,198
MGM Resorts International	9,102	408,862
		1,815,287
CONSTRUCTION MATERIALS—2.7%
Martin Marietta Materials, Inc.	1,906	692,259
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.4%
908 Devices, Inc.*	92,106	622,637
FOOTWEAR—4.0%
Deckers Outdoor Corp.*	1,161	556,514
On Holding AG, Cl. A*	14,427	468,156
		1,024,670
HEALTHCARE EQUIPMENT—2.1%
TransMedics Group, Inc.*	6,844	541,360
HEALTHCARE TECHNOLOGY—2.0%
Veeva Systems, Inc., Cl. A*	2,877	515,213
HOTELS RESORTS & CRUISE LINES—7.3%
Booking Holdings, Inc.*	248	666,205
Hilton Worldwide Holdings, Inc.	3,765	542,235
Trip.com Group Ltd.#,*	19,338	686,693
		1,895,133
INTERACTIVE MEDIA & SERVICES—5.2%
Alphabet, Inc., Cl. A*	12,518	1,343,682
MOVIES & ENTERTAINMENT—9.0%
Live Nation Entertainment, Inc.*	9,375	635,438
Netflix, Inc.*	3,400	1,121,762
Spotify Technology SA*	4,337	579,423
		2,336,623
OIL & GAS EQUIPMENT & SERVICES—4.0%
Schlumberger Ltd.	20,802	1,026,579

THE ALGER FUNDS | ALGER 35 FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—99.4% (CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Pioneer Natural Resources Co.	3,066	$667,008
REAL ESTATE SERVICES—1.6%
FirstService Corp.	2,794	421,168
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.1%
ASML Holding NV	864	550,247
SEMICONDUCTORS—5.8%
Advanced Micro Devices, Inc.*	5,433	485,547
Analog Devices, Inc.	2,684	482,798
NVIDIA Corp.	1,938	537,776
		1,506,121
SYSTEMS SOFTWARE—9.0%
Crowdstrike Holdings, Inc., Cl. A*	5,719	686,566
Microsoft Corp.	5,364	1,648,143
		2,334,709
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.1%
Apple, Inc.	7,852	1,332,327
TOTAL COMMON STOCKS
(Cost $24,138,498)		25,745,751
Total Investments
(Cost $24,138,498)	99.4%	$25,745,751
Unaffiliated Securities (Cost $24,138,498)		25,745,751
Other Assets in Excess of Liabilities	0.6%	161,687
NET ASSETS	100.0%	$25,907,438

*	Non-income producing security.
#	American Depositary Receipts.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—90.9%	SHARES	VALUE
AEROSPACE & DEFENSE—1.6%
General Dynamics Corp.	5,161	$1,126,853
Raytheon Technologies Corp.	19,001	1,898,200
TransDigm Group, Inc.	2,476	1,894,140
		4,919,193
APPLICATION SOFTWARE—0.8%
Adobe, Inc.*	6,939	2,619,889
ASSET MANAGEMENT & CUSTODY BANKS—2.7%
BlackRock, Inc., Cl. A	6,750	4,530,600
Blackstone, Inc.	34,194	3,054,550
The Carlyle Group, Inc.	28,838	874,657
		8,459,807
BIOTECHNOLOGY—3.2%
AbbVie, Inc.	46,601	7,042,343
Amgen, Inc.	6,523	1,563,824
Gilead Sciences, Inc.	16,572	1,362,384
		9,968,551
BROADLINE RETAIL—1.9%
Amazon.com, Inc.*	56,435	5,951,071
BUILDING PRODUCTS—0.5%
Johnson Controls International PLC	27,591	1,651,045
CABLE & SATELLITE—1.1%
Comcast Corp., Cl. A	82,688	3,420,803
COMMODITY CHEMICALS—0.3%
Dow, Inc.	16,874	917,946
COMMUNICATIONS EQUIPMENT—1.0%
Cisco Systems, Inc.	64,544	3,049,704
CONSUMER ELECTRONICS—0.4%
Garmin Ltd.	13,701	1,345,027
CONSUMER STAPLES MERCHANDISE RETAIL—0.8%
Walmart, Inc.	16,865	2,546,109
COPPER—0.6%
Southern Copper Corp.	24,207	1,859,824
DIVERSIFIED BANKS—4.0%
Bank of America Corp.	119,052	3,485,843
JPMorgan Chase & Co.	65,009	8,986,844
		12,472,687
ELECTRIC UTILITIES—0.7%
NextEra Energy, Inc.	27,588	2,114,068
ELECTRICAL COMPONENTS & EQUIPMENT—1.4%
Eaton Corp., PLC	26,751	4,470,627
FINANCIAL EXCHANGES & DATA—0.9%
CME Group, Inc., Cl. A	15,920	2,957,458
FOOD DISTRIBUTORS—0.6%
Sysco Corp.	23,111	1,773,538
GOLD—0.4%
Newmont Corp.	25,323	1,200,310
HEALTHCARE DISTRIBUTORS—0.6%
Cardinal Health, Inc.	21,057	1,728,780

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—90.9% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—0.6%
Medtronic PLC	21,661	$1,970,068
HOME IMPROVEMENT RETAIL—2.4%
The Home Depot, Inc.	24,615	7,397,792
HOUSEHOLD PRODUCTS—1.7%
The Procter & Gamble Co.	33,253	5,200,104
INDUSTRIAL CONGLOMERATES—1.8%
Honeywell International, Inc.	28,196	5,634,689
INDUSTRIAL GASES—1.2%
Air Products & Chemicals, Inc.	12,931	3,806,369
INTEGRATED OIL & GAS—4.5%
Chevron Corp.	35,654	6,010,551
Exxon Mobil Corp.	43,030	5,092,170
TotalEnergies SE#	44,074	2,817,651
		13,920,372
INTEGRATED TELECOMMUNICATION SERVICES—1.2%
AT&T, Inc.	54,783	968,016
Verizon Communications, Inc.	73,603	2,858,004
		3,826,020
INTERACTIVE MEDIA & SERVICES—6.3%
Alphabet, Inc., Cl. A*	85,437	9,170,808
Alphabet, Inc., Cl. C*	65,999	7,142,412
Meta Platforms, Inc., Cl. A*	13,239	3,181,596
		19,494,816
INVESTMENT BANKING & BROKERAGE—2.4%
Morgan Stanley	82,888	7,457,433
LEISURE FACILITIES—0.5%
Vail Resorts, Inc.	6,054	1,456,108
MANAGED HEALTHCARE—2.8%
UnitedHealth Group, Inc.	17,982	8,848,762
MULTI-LINE INSURANCE—0.5%
The Hartford Financial Services Group, Inc.	21,232	1,507,260
MULTI-UTILITIES—0.7%
Sempra Energy	14,099	2,192,253
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Pioneer Natural Resources Co.	7,593	1,651,857
OIL & GAS STORAGE & TRANSPORTATION—0.5%
ONEOK, Inc.	21,700	1,419,397
PHARMACEUTICALS—6.6%
AstraZeneca PLC#	42,175	3,088,054
Bristol-Myers Squibb Co.	25,520	1,703,970
Eli Lilly & Co.	8,460	3,348,976
GSK PLC#	25,088	903,921
Johnson & Johnson	32,186	5,268,848
Merck & Co., Inc.	20,845	2,406,972
Novartis AG#	14,930	1,531,370
Pfizer, Inc.	59,637	2,319,283
		20,571,394

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—90.9% (CONT.)	SHARES	VALUE
RAIL TRANSPORTATION—0.6%
Union Pacific Corp.	9,944	$1,946,041
RESTAURANTS—1.7%
McDonald's Corp.	9,160	2,709,070
Starbucks Corp.	22,945	2,622,384
		5,331,454
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.4%
KLA Corp.	19,343	7,476,843
SEMICONDUCTORS—4.6%
Broadcom, Inc.	13,081	8,195,246
QUALCOMM, Inc.	34,891	4,075,269
Taiwan Semiconductor Manufacturing Co., Ltd.#	23,422	1,974,475
		14,244,990
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—2.9%
PepsiCo, Inc.	26,841	5,123,678
The Coca-Cola Co.	62,552	4,012,711
		9,136,389
SYSTEMS SOFTWARE—9.9%
Microsoft Corp.	93,864	28,840,653
Oracle Corp.	20,566	1,948,011
		30,788,664
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—8.3%
Apple, Inc.	153,088	25,975,972
TOBACCO—1.3%
Altria Group, Inc.	47,999	2,280,433
Philip Morris International, Inc.	17,327	1,732,180
		4,012,613
TRANSACTION & PAYMENT PROCESSING SERVICES—1.5%
Visa, Inc., Cl. A	19,475	4,532,417
TOTAL COMMON STOCKS
(Cost $191,772,295)		283,226,514

MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP	35,211	1,605,974
(Cost $1,508,792)		1,605,974

REAL ESTATE INVESTMENT TRUST—3.8%	SHARES	VALUE
HEALTHCARE—0.6%
Welltower, Inc.	24,010	1,902,072
INDUSTRIAL—0.5%
Prologis, Inc.	11,480	1,437,870
MORTGAGE—0.4%
Blackstone Mortgage Trust, Inc., Cl. A	67,406	1,229,485
RETAIL—0.7%
Simon Property Group, Inc.	18,684	2,117,271
SPECIALIZED—0.6%
Lamar Advertising Co., Cl. A	18,096	1,912,385

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2023 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—3.8% (CONT.)	SHARES	VALUE
TELECOM TOWER—1.0%
Crown Castle, Inc.	25,786	$3,173,999
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $12,063,404)		11,773,082

SHORT—TERM INVESTMENTS—2.9%	SHARES	VALUE
U.S. GOVERNMENT—2.9%
U.S. Treasury Bill, 0.00%, 5/2/23	9,000,000	8,999,158
(Cost $8,999,158)		8,999,158
Total Investments
(Cost $214,343,649)	98.1%	$305,604,728
Unaffiliated Securities (Cost $214,343,649)		305,604,728
Other Assets in Excess of Liabilities	1.9%	5,978,533
NET ASSETS	100.0%	$311,583,261

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—97.8%	SHARES	VALUE
ADVERTISING—2.1%
The Trade Desk, Inc., Cl. A*	62,233	$4,004,071
AEROSPACE & DEFENSE—4.8%
HEICO Corp.	25,359	4,276,542
TransDigm Group, Inc.	6,399	4,895,235
		9,171,777
APPAREL ACCESSORIES & LUXURY GOODS—1.4%
Lululemon Athletica, Inc.*	7,141	2,713,080
APPAREL RETAIL—0.5%
Burlington Stores, Inc.*	5,008	965,592
APPLICATION SOFTWARE—13.3%
Cadence Design Systems, Inc.*	23,067	4,831,383
Constellation Software, Inc.	2,959	5,792,017
Datadog, Inc., Cl. A*	31,602	2,129,342
Guidewire Software, Inc.*	43,602	3,322,037
Manhattan Associates, Inc.*	19,227	3,185,529
Paycom Software, Inc.*	9,239	2,682,729
The Descartes Systems Group, Inc.*	40,289	3,192,786
		25,135,823
AUTOMOTIVE PARTS & EQUIPMENT—0.6%
Mobileye Global, Inc., Cl. A*	28,058	1,056,103
AUTOMOTIVE RETAIL—3.0%
AutoZone, Inc.*	2,127	5,664,860
BIOTECHNOLOGY—4.5%
Apellis Pharmaceuticals, Inc.*	14,858	1,239,603
Celldex Therapeutics, Inc.*	33,918	1,066,382
Natera, Inc.*	64,058	3,249,022
Prometheus Biosciences, Inc.*	12,676	2,458,510
Vaxcyte, Inc.*	10,944	468,731
		8,482,248
BUILDING PRODUCTS—0.5%
Trex Co., Inc.*	18,515	1,012,030
CARGO GROUND TRANSPORTATION—1.8%
Old Dominion Freight Line, Inc.	10,899	3,491,931
CONSTRUCTION & ENGINEERING—1.5%
WillScot Mobile Mini Holdings Corp.*	63,070	2,863,378
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—1.5%
Wabtec Corp.	28,635	2,796,780
CONSTRUCTION MATERIALS—2.0%
Martin Marietta Materials, Inc.	10,499	3,813,237
CONSUMER STAPLES MERCHANDISE RETAIL—1.0%
BJ’s Wholesale Club Holdings, Inc.*	25,661	1,959,731
DIVERSIFIED METALS & MINING—0.4%
MP Materials Corp.*	33,485	725,620
ELECTRONIC COMPONENTS—1.7%
Amphenol Corp., Cl. A	43,884	3,311,926
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.7%
Novanta, Inc.*	20,584	3,146,059

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—97.8% (CONT.)	SHARES	VALUE
ENVIRONMENTAL & FACILITIES SERVICES—3.6%
GFL Environmental, Inc.	189,273	$6,870,610
FINANCIAL EXCHANGES & DATA—2.6%
MSCI, Inc., Cl. A	10,292	4,965,375
HEALTHCARE EQUIPMENT—3.5%
IDEXX Laboratories, Inc.*	6,835	3,363,913
Insulet Corp.*	10,072	3,203,299
		6,567,212
HEALTHCARE FACILITIES—1.9%
Acadia Healthcare Co., Inc.*	48,942	3,538,017
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	18,072	3,236,334
HOME IMPROVEMENT RETAIL—2.3%
Floor & Decor Holdings, Inc., Cl. A*	43,756	4,346,721
HOMEBUILDING—1.1%
NVR, Inc.*	347	2,026,480
HOTELS RESORTS & CRUISE LINES—2.0%
Hilton Worldwide Holdings, Inc.	26,152	3,766,411
INSURANCE BROKERS—0.5%
Ryan Specialty Holdings, Inc., Cl. A*	23,227	949,055
INTERNET SERVICES & INFRASTRUCTURE—1.2%
MongoDB, Inc., Cl. A*	9,656	2,317,054
IT CONSULTING & OTHER SERVICES—0.5%
EPAM Systems, Inc.*	3,136	885,732
LIFE SCIENCES TOOLS & SERVICES—6.9%
Mettler-Toledo International, Inc.*	2,112	3,150,048
Repligen Corp.*	21,539	3,265,958
West Pharmaceutical Services, Inc.	18,349	6,628,393
		13,044,399
METAL, GLASS & PLASTIC CONTAINERS—1.0%
Ball Corp.	36,749	1,954,312
MOVIES & ENTERTAINMENT—2.2%
Liberty Media Corp. Series C Liberty Formula One*	46,727	3,373,222
Live Nation Entertainment, Inc.*	12,920	875,718
		4,248,940
OIL & GAS EQUIPMENT & SERVICES—1.0%
Baker Hughes Co., Cl. A	64,552	1,887,501
OIL & GAS EXPLORATION & PRODUCTION—2.8%
Diamondback Energy, Inc.	37,191	5,288,560
PROPERTY & CASUALTY INSURANCE—1.6%
Intact Financial Corp.	19,953	3,018,393
REAL ESTATE SERVICES—3.6%
FirstService Corp.	45,230	6,817,970
RESEARCH & CONSULTING SERVICES—4.0%
CoStar Group, Inc.*	45,994	3,539,238
Verisk Analytics, Inc., Cl. A	21,278	4,130,273
		7,669,511

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—97.8% (CONT.)	SHARES	VALUE
RESTAURANTS—3.5%
Chipotle Mexican Grill, Inc., Cl. A*	2,320	$4,796,878
Domino’s Pizza, Inc.	5,612	1,781,642
		6,578,520
SEMICONDUCTOR MATERIALS & EQUIPMENT—2.4%
KLA Corp.	6,704	2,591,364
SolarEdge Technologies, Inc.*	6,700	1,913,721
		4,505,085
SEMICONDUCTORS—3.9%
Marvell Technology, Inc.	52,448	2,070,647
Microchip Technology, Inc.	39,820	2,906,462
ON Semiconductor Corp.*	33,540	2,413,538
		7,390,647
SYSTEMS SOFTWARE—1.7%
Palo Alto Networks, Inc.*	17,341	3,164,039
TOTAL COMMON STOCKS
(Cost $166,711,582)		185,351,124

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	219,610	—
(Cost $988,245)		—

RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(a),(c)	590,059	395,340
(Cost $315,501)		395,340

SPECIAL PURPOSE VEHICLE—0.9%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.9%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)		1,252,704
Crosslink Ventures Capital C, LLC, Cl. B*,@,(a),(b)		498,883
		1,751,587
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,675,000)		1,751,587
Total Investments
(Cost $169,690,328)	98.9%	$187,498,051
Affiliated Securities (Cost $2,663,245)		1,751,587
Unaffiliated Securities (Cost $167,027,083)		185,746,464
Other Assets in Excess of Liabilities	1.1%	1,991,667
NET ASSETS	100.0%	$189,489,718

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	$1,200,000	0.50%	$1,252,704	0.66%
Crosslink Ventures Capital C, LLC, Cl. B	12/16/20	475,000	0.19%	498,883	0.26%
Prosetta Biosciences, Inc., Series D	2/6/15	988,245	0.50%	0	0.00%
Tolero CDR	2/6/17	315,501	0.19%	395,340	0.21%
Total				$2,146,927	1.13%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—98.0%	SHARES	VALUE
ADVERTISING—0.5%
The Trade Desk, Inc., Cl. A*	26,555	$1,708,549
AEROSPACE & DEFENSE—5.9%
Axon Enterprise, Inc.*	31,061	6,544,863
HEICO Corp.	45,840	7,730,458
Mercury Systems, Inc.*	129,063	6,152,433
		20,427,754
APPLICATION SOFTWARE—26.5%
ACI Worldwide, Inc.*	398,418	10,091,928
Agilysys, Inc.*	132,627	10,350,211
Alteryx, Inc., Cl. A*	77,958	3,206,413
ANSYS, Inc.*	17,696	5,555,128
AppFolio, Inc., Cl. A*	41,452	5,787,528
Bentley Systems, Inc., Cl. B	317,825	13,526,632
Bill.com Holdings, Inc.*	50,466	3,876,293
Cadence Design Systems, Inc.*	33,663	7,050,715
Datadog, Inc., Cl. A*	72,011	4,852,101
Everbridge, Inc.*	346,599	9,108,622
Manhattan Associates, Inc.*	23,022	3,814,285
Splunk, Inc.*	77,427	6,677,305
Tyler Technologies, Inc.*	21,329	8,084,331
		91,981,492
AUTOMOTIVE RETAIL—2.4%
O’Reilly Automotive, Inc.*	8,971	8,229,188
BIOTECHNOLOGY—7.8%
Madrigal Pharmaceuticals, Inc.*	16,641	5,191,992
Natera, Inc.*	294,020	14,912,694
Viridian Therapeutics, Inc.*	249,134	6,983,226
		27,087,912
CARGO GROUND TRANSPORTATION—1.7%
Old Dominion Freight Line, Inc.	18,622	5,966,303
CASINOS & GAMING—4.0%
Flutter Entertainment PLC*	36,951	7,383,459
Las Vegas Sands Corp.*	102,692	6,556,884
		13,940,343
CONSTRUCTION MATERIALS—1.2%
Martin Marietta Materials, Inc.	11,306	4,106,339
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.8%
Novanta, Inc.*	41,410	6,329,104
ENVIRONMENTAL & FACILITIES SERVICES—3.3%
Waste Connections, Inc.	81,715	11,370,642
FINANCIAL EXCHANGES & DATA—0.9%
Tradeweb Markets, Inc., Cl. A	45,767	3,222,455
FOOTWEAR—0.7%
On Holding AG, Cl. A*	78,491	2,547,033

THE ALGER FUNDS | ALGER MID CAP FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—98.0% (CONT.)	SHARES	VALUE
HEALTHCARE EQUIPMENT—9.5%
Dexcom, Inc.*	52,180	$6,331,521
IDEXX Laboratories, Inc.*	15,300	7,530,048
Insulet Corp.*	48,944	15,566,150
Shockwave Medical, Inc.*	12,623	3,662,690
		33,090,409
HEALTHCARE FACILITIES—1.2%
Acadia Healthcare Co., Inc.*	59,967	4,335,014
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	32,551	5,829,233
INTERNET SERVICES & INFRASTRUCTURE—2.2%
Shopify, Inc., Cl. A*	155,054	7,512,366
LIFE SCIENCES TOOLS & SERVICES—6.2%
Agilent Technologies, Inc.	31,949	4,326,853
Illumina, Inc.*	29,601	6,084,782
Repligen Corp.*	31,589	4,789,840
West Pharmaceutical Services, Inc.	17,224	6,221,998
		21,423,473
MOVIES & ENTERTAINMENT—4.8%
Liberty Media Corp. Series C Liberty Formula One*	127,034	9,170,584
World Wrestling Entertainment, Inc., Cl. A	69,186	7,414,664
		16,585,248
OIL & GAS EXPLORATION & PRODUCTION—3.6%
Diamondback Energy, Inc.	86,873	12,353,341
OTHER SPECIALTY RETAIL—4.2%
Five Below, Inc.*	26,650	5,259,644
Ulta Beauty, Inc.*	17,183	9,475,222
		14,734,866
RESTAURANTS—0.9%
Chipotle Mexican Grill, Inc., Cl. A*	1,582	3,270,975
SEMICONDUCTOR MATERIALS & EQUIPMENT—1.6%
SolarEdge Technologies, Inc.*	19,053	5,442,108
SEMICONDUCTORS—3.5%
Advanced Micro Devices, Inc.*	82,730	7,393,580
ON Semiconductor Corp.*	68,515	4,930,340
		12,323,920
SYSTEMS SOFTWARE—1.9%
Palo Alto Networks, Inc.*	36,465	6,653,404
TOTAL COMMON STOCKS
(Cost $329,777,451)		340,471,471
Total Investments
(Cost $329,777,451)	98.0%	$340,471,471
Unaffiliated Securities (Cost $329,777,451)		340,471,471
Other Assets in Excess of Liabilities	2.0%	6,972,846
NET ASSETS	100.0%	$347,444,317

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—95.5%	SHARES	VALUE
ADVERTISING—0.3%
TechTarget, Inc.*	49,604	$1,691,000
AEROSPACE & DEFENSE—0.7%
Kratos Defense & Security Solutions, Inc.*	362,041	4,670,329
APPAREL ACCESSORIES & LUXURY GOODS—0.1%
Canada Goose Holdings, Inc.*	37,027	726,470
APPAREL RETAIL—0.2%
MYT Netherlands Parent BV#,*	289,506	1,421,474
APPLICATION SOFTWARE—9.6%
nCino, Inc.*	55,801	1,379,959
SPS Commerce, Inc.*	255,393	37,619,389
Vertex, Inc., Cl. A*	1,143,425	23,611,726
		62,611,074
ASSET MANAGEMENT & CUSTODY BANKS—5.4%
Hamilton Lane, Inc., Cl. A	253,803	18,700,205
StepStone Group, Inc., Cl. A	749,244	16,505,845
		35,206,050
BIOTECHNOLOGY—4.2%
ACADIA Pharmaceuticals, Inc.*	582,916	12,433,598
Natera, Inc.*	142,602	7,232,773
Ultragenyx Pharmaceutical, Inc.*	183,807	8,026,852
		27,693,223
BROADLINE RETAIL—1.7%
Ollie’s Bargain Outlet Holdings, Inc.*	168,774	11,012,504
CARGO GROUND TRANSPORTATION—1.0%
RXO, Inc.*	353,255	6,390,383
CONSUMER FINANCE—0.0%
Upstart Holdings, Inc.*	22,251	309,289
EDUCATION SERVICES—2.8%
Chegg, Inc.*	996,631	17,919,425
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.4%
Novanta, Inc.*	145,218	22,195,119
ENVIRONMENTAL & FACILITIES SERVICES—9.5%
Casella Waste Systems, Inc., Cl. A*	441,330	39,278,370
Montrose Environmental Group, Inc.*	745,960	22,721,942
		62,000,312
HEALTHCARE EQUIPMENT—9.1%
Glaukos Corp.*	472,383	22,442,916
Impulse Dynamics PLC, Class E*,@,(a)	904,912	2,986,210
Inmode Ltd.*	146,002	5,440,035
Inogen, Inc.*	361,130	4,806,640
Inspire Medical Systems, Inc.*	42,161	11,283,548
Nevro Corp.*	387,602	11,345,111
Tandem Diabetes Care, Inc.*	27,999	1,108,200
		59,412,660
HEALTHCARE FACILITIES—1.5%
US Physical Therapy, Inc.	91,208	9,710,004

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—95.5% (CONT.)	SHARES	VALUE
HEALTHCARE SERVICES—2.6%
Agiliti, Inc.*	915,370	$15,304,986
NeoGenomics, Inc.*	120,400	1,760,248
		17,065,234
HEALTHCARE TECHNOLOGY—1.3%
Definitive Healthcare Corp., Cl. A*	815,903	8,730,162
IT CONSULTING & OTHER SERVICES—2.6%
CI&T, Inc., Cl. A*	943,688	3,718,131
Globant SA*	67,877	10,647,865
Grid Dynamics Holdings, Inc.*	263,154	2,860,484
		17,226,480
LEISURE FACILITIES—5.3%
Planet Fitness, Inc., Cl. A*	405,408	33,705,621
Xponential Fitness, Inc., Cl. A*	15,092	499,243
		34,204,864
LEISURE PRODUCTS—0.2%
Latham Group, Inc.*	530,497	1,278,498
MANAGED HEALTHCARE—5.5%
Progyny, Inc.*	1,074,344	35,711,195
OIL & GAS EQUIPMENT & SERVICES—5.8%
Core Laboratories NV	1,094,857	24,645,231
Dril-Quip, Inc.*	486,126	13,261,517
		37,906,748
REAL ESTATE SERVICES—6.0%
FirstService Corp.	261,036	39,348,567
REGIONAL BANKS—0.5%
Axos Financial, Inc.*	46,561	1,893,636
Seacoast Banking Corp. of Florida	58,250	1,292,567
		3,186,203
RESTAURANTS—0.9%
Wingstop, Inc.	27,744	5,551,852
SEMICONDUCTORS—1.6%
Impinj, Inc.*	93,071	8,228,407
SiTime Corp.*	18,685	2,026,762
		10,255,169
SYSTEMS SOFTWARE—0.9%
Rapid7, Inc.*	122,208	5,940,531
TRADING COMPANIES & DISTRIBUTORS—7.9%
SiteOne Landscape Supply, Inc.*	204,065	30,148,563
Transcat, Inc.*	245,470	18,726,906
Xometry, Inc., Cl. A*	189,530	2,632,572
		51,508,041
TRANSACTION & PAYMENT PROCESSING SERVICES—4.9%
Flywire Corp.*	1,096,603	31,987,910
TOTAL COMMON STOCKS
(Cost $637,402,193)		622,870,770

THE ALGER FUNDS | ALGER WEATHERBIE SPECIALIZED GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	231,474	$—
(Cost $1,041,633)		—

SHORT—TERM INVESTMENTS—3.4%	SHARES	VALUE
U.S. GOVERNMENT—3.4%
U.S. Treasury Bill, 0.0%, 5/2/23	22,000,000	21,997,942
(Cost $21,997,942)		21,997,942
Total Investments
(Cost $660,441,768)	98.9%	$644,868,712
Affiliated Securities (Cost $1,041,633)		—
Unaffiliated Securities (Cost $659,400,135)		644,868,712
Other Assets in Excess of Liabilities	1.1%	7,026,458
NET ASSETS	100.0%	$651,895,170

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Impulse Dynamics PLC, Class E	2/11/22	$2,986,210	0.24%	$2,986,210	0.46%
Prosetta Biosciences, Inc., Series D	2/6/15	1,041,633	0.10%	0	0.00%
Total				$2,986,210	0.46%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—96.9%	SHARES	VALUE
ADVERTISING—0.4%
Magnite, Inc.*	149,769	$1,407,829
AEROSPACE & DEFENSE—6.2%
HEICO Corp.	89,724	15,131,055
Hexcel Corp.	34,820	2,509,826
Mercury Systems, Inc.*	71,176	3,392,960
		21,033,841
APPAREL ACCESSORIES & LUXURY GOODS—1.6%
Capri Holdings Ltd.*	131,164	5,443,306
APPAREL RETAIL—0.7%
Aritzia, Inc.*	26,284	835,423
Victoria’s Secret & Co.*	53,575	1,661,361
		2,496,784
APPLICATION SOFTWARE—23.1%
ACI Worldwide, Inc.*	257,174	6,514,217
AppFolio, Inc., Cl. A*	26,631	3,718,220
Bill.com Holdings, Inc.*	51,956	3,990,740
Blackbaud, Inc.*	79,209	5,493,540
Blackline, Inc.*	55,731	3,104,774
Everbridge, Inc.*	93,302	2,451,977
Guidewire Software, Inc.*	36,894	2,810,954
HubSpot, Inc.*	16,330	6,874,114
Manhattan Associates, Inc.*	70,581	11,693,860
Paycom Software, Inc.*	21,276	6,177,912
Q2 Holdings, Inc.*	108,919	2,681,586
SEMrush Holdings, Inc., Cl. A*	94,341	911,334
Smartsheet, Inc., Cl. A*	71,669	2,929,112
Sprout Social, Inc., Cl. A*	73,507	3,620,955
SPS Commerce, Inc.*	64,213	9,458,575
Vertex, Inc., Cl. A*	260,255	5,374,266
		77,806,136
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
Affiliated Managers Group, Inc.	7,756	1,119,811
BIOTECHNOLOGY—4.7%
ADMA Biologics, Inc.*	506,775	1,697,696
Alkermes PLC*	40,937	1,168,751
Arcus Biosciences, Inc.*	40,904	730,137
Avidity Biosciences, Inc.*	70,040	868,496
Cabaletta Bio, Inc.*	200,093	2,076,965
Celldex Therapeutics, Inc.*	53,039	1,667,546
Karuna Therapeutics, Inc.*	12,763	2,532,690
MoonLake Immunotherapeutics, Cl. A*	44,970	957,861
Morphic Holding, Inc.*	35,366	1,671,397
RAPT Therapeutics, Inc.*	72,460	1,318,772
Vaxcyte, Inc.*	24,964	1,069,208
		15,759,519
CONSUMER STAPLES MERCHANDISE RETAIL—3.2%
BJ’s Wholesale Club Holdings, Inc.*	140,639	10,740,600

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
DIVERSIFIED SUPPORT SERVICES—0.4%
Ritchie Bros. Auctioneers, Inc.	22,371	$1,279,397
ELECTRICAL COMPONENTS & EQUIPMENT—0.4%
Sunrun, Inc.*	66,735	1,404,104
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
908 Devices, Inc.*	456,169	3,083,702
FOOD DISTRIBUTORS—2.9%
The Chefs’ Warehouse, Inc.*	94,528	3,144,001
US Foods Holding Corp.*	170,857	6,560,909
		9,704,910
FOOTWEAR—0.5%
On Holding AG, Cl. A*	53,861	1,747,789
HEALTHCARE DISTRIBUTORS—0.2%
PetIQ, Inc., Cl. A*	62,035	731,393
HEALTHCARE EQUIPMENT—10.3%
Impulse Dynamics PLC, Class E*,@,(a)	1,105,151	3,646,998
Inmode Ltd.*	103,438	3,854,100
Insulet Corp.*	29,158	9,273,410
Mesa Laboratories, Inc.	27,736	4,618,322
Paragon 28, Inc.*	75,516	1,391,005
QuidelOrtho Corp.*	79,576	7,157,861
Shockwave Medical, Inc.*	6,006	1,742,701
Tandem Diabetes Care, Inc.*	79,550	3,148,589
		34,832,986
HEALTHCARE SERVICES—0.6%
Guardant Health, Inc.*	30,906	697,239
Privia Health Group, Inc.*	48,330	1,335,358
		2,032,597
HEALTHCARE SUPPLIES—2.3%
Neogen Corp.*	443,260	7,632,937
HEALTHCARE TECHNOLOGY—2.5%
Doximity, Inc., Cl. A*	18,271	671,459
Veeva Systems, Inc., Cl. A*	43,687	7,823,468
		8,494,927
HOMEBUILDING—0.5%
Skyline Champion Corp.*	23,895	1,772,292
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—0.6%
Gates Industrial Corp., PLC*	161,017	2,168,899
INTERACTIVE HOME ENTERTAINMENT—1.3%
Take-Two Interactive Software, Inc.*	35,288	4,385,946
INTERACTIVE MEDIA & SERVICES—0.8%
Bumble, Inc., Cl. A*	66,183	1,205,193
Tripadvisor, Inc.*	80,266	1,423,116
		2,628,309
LEISURE FACILITIES—1.0%
Planet Fitness, Inc., Cl. A*	40,235	3,345,138

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—7.0%
Akoya Biosciences, Inc.*	139,659	$972,027
Bio-Techne Corp.	135,569	10,829,252
CryoPort, Inc.*	115,779	2,435,990
ICON PLC*	9,581	1,846,163
MaxCyte, Inc.*	193,490	967,450
NanoString Technologies, Inc.*	153,836	1,507,593
Personalis, Inc.*	314,078	716,098
Repligen Corp.*	28,185	4,273,691
		23,548,264
MANAGED HEALTHCARE—1.5%
HealthEquity, Inc.*	96,344	5,149,587
MOVIES & ENTERTAINMENT—1.4%
Live Nation Entertainment, Inc.*	69,490	4,710,032
OIL & GAS EQUIPMENT & SERVICES—1.0%
ChampionX Corp.	79,644	2,156,760
ProPetro Holding Corp.*	166,265	1,153,879
		3,310,639
OIL & GAS EXPLORATION & PRODUCTION—4.9%
Coterra Energy, Inc.	85,796	2,196,378
Magnolia Oil & Gas Corp., Cl. A	683,486	14,435,224
		16,631,602
PHARMACEUTICALS—1.2%
Pliant Therapeutics, Inc.*	54,049	1,526,885
Reata Pharmaceuticals, Inc., Cl. A*	17,099	1,690,407
Ventyx Biosciences, Inc.*	24,827	933,495
		4,150,787
REGIONAL BANKS—0.9%
Webster Financial Corp.	79,755	2,974,862
RESEARCH & CONSULTING SERVICES—0.4%
LegalZoom.com, Inc.*	144,125	1,351,893
RESTAURANTS—6.9%
Kura Sushi USA, Inc., Cl. A*	48,845	3,366,397
Shake Shack, Inc., Cl. A*	151,624	8,310,511
The Cheesecake Factory, Inc.	80,375	2,707,834
Wingstop, Inc.	43,860	8,776,825
		23,161,567
SEMICONDUCTOR MATERIALS & EQUIPMENT—0.9%
SolarEdge Technologies, Inc.*	10,807	3,086,803
SEMICONDUCTORS—0.9%
Universal Display Corp.	22,496	3,002,316
SPECIALTY CHEMICALS—2.7%
Balchem Corp.	68,033	8,939,536
SYSTEMS SOFTWARE—0.4%
Rapid7, Inc.*	28,874	1,403,565
TRADING COMPANIES & DISTRIBUTORS—0.3%
Xometry, Inc., Cl. A*	62,192	863,847

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT.)	SHARES	VALUE
TRANSACTION & PAYMENT PROCESSING SERVICES—1.1%
DLocal Ltd., Cl. A*	173,167	$2,424,338
Marqeta, Inc., Cl. A*	288,721	1,169,320
		3,593,658
TOTAL COMMON STOCKS
(Cost $327,651,324)		326,932,110

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	50,688	—
(Cost $228,096)		—

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(c)	174,782	117,104
(Cost $94,483)		117,104

REAL ESTATE INVESTMENT TRUST—1.5%	SHARES	VALUE
RETAIL—1.5%
Tanger Factory Outlet Centers, Inc.	258,634	5,071,813
(Cost $4,259,450)		5,071,813

SPECIAL PURPOSE VEHICLE—0.7%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Crosslink Ventures Capital C, LLC, Cl. A*,@,(a),(b)		1,879,056
Crosslink Ventures Capital C, LLC, Cl. B*,@,(a),(b)		498,883
		2,377,939
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $2,275,000)		2,377,939

SHORT—TERM INVESTMENTS—1.5%	SHARES	VALUE
U.S.GOVERNMENT—1.5%
U.S. Treasury Bill, 0.0%, 5/2/23	5,000,000	4,999,532
(Cost $4,999,532)		4,999,532
Total Investments
(Cost $339,507,885)	100.6%	$339,498,498
Affiliated Securities (Cost $2,503,096)		2,377,939
Unaffiliated Securities (Cost $337,004,789)		337,120,559
Liabilities in Excess of Other Assets	(0.6)%	(2,126,534)
NET ASSETS	100.0%	$337,371,964

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Crosslink Ventures Capital C, LLC, Cl. A	10/2/20	$1,800,000	0.49%	$1,879,056	0.56%
Crosslink Ventures Capital C, LLC, Cl. B	12/16/20	475,000	0.10%	498,883	0.15%
Impulse Dynamics PLC, Class E	2/11/22	3,646,998	0.69%	3,646,998	1.08%
Prosetta Biosciences, Inc., Series D	2/6/15	228,096	0.10%	0	0.00%
Tolero CDR	2/6/17	94,483	0.08%	117,104	0.03%
Total				$6,142,041	1.82%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—97.8%	SHARES	VALUE
AEROSPACE & DEFENSE—3.4%
Axon Enterprise, Inc.*	151,218	$31,863,145
Mercury Systems, Inc.*	919,513	43,833,184
		75,696,329
APPLICATION SOFTWARE—24.7%
ACI Worldwide, Inc.*	1,077,549	27,294,316
Agilysys, Inc.*	676,507	52,794,606
Altair Engineering, Inc., Cl. A*	338,264	23,357,129
AppFolio, Inc., Cl. A*	347,061	48,456,657
Blackline, Inc.*	829,468	46,209,662
Clearwater Analytics Holdings, Inc., Cl. A*	3,771,754	58,122,729
Everbridge, Inc.*	1,403,607	36,886,792
Guidewire Software, Inc.*	856,913	65,288,202
Model N, Inc.*	657,343	20,246,164
PagerDuty, Inc.*	847,654	25,480,479
PROS Holdings, Inc.*,(a)	2,881,995	81,762,198
Q2 Holdings, Inc.*	746,982	18,390,697
Smartsheet, Inc., Cl. A*	658,540	26,914,530
Sprout Social, Inc., Cl. A*	275,448	13,568,569
		544,772,730
BIOTECHNOLOGY—7.9%
Cabaletta Bio, Inc.*,(a)	3,058,993	31,752,347
Natera, Inc.*	1,705,418	86,498,801
Prometheus Biosciences, Inc.*	295,777	57,365,949
		175,617,097
HEALTHCARE EQUIPMENT—23.0%
AtriCure, Inc.*	1,318,646	58,007,238
Axonics, Inc.*	731,897	42,054,802
Heska Corp.*,(a)	713,593	83,604,556
Inari Medical, Inc.*	209,358	13,905,558
Inspire Medical Systems, Inc.*	291,886	78,117,450
Insulet Corp.*	181,525	57,732,211
QuidelOrtho Corp.*	625,713	56,282,884
Shockwave Medical, Inc.*	271,212	78,694,874
TransMedics Group, Inc.*	499,532	39,512,981
		507,912,554
HEALTHCARE SUPPLIES—2.1%
Silk Road Medical, Inc.*	1,047,757	46,122,263
HEALTHCARE TECHNOLOGY—3.8%
Evolent Health, Inc., Cl. A*	1,185,349	43,158,557
Veeva Systems, Inc., Cl. A*	226,645	40,587,587
		83,746,144
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—4.3%
RBC Bearings, Inc.*	420,178	95,384,608

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—97.8% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—11.6%
BioLife Solutions, Inc.*	1,674,562	$29,405,309
Bio-Techne Corp.	765,923	61,181,929
Bruker Corp.	789,640	62,484,213
CryoPort, Inc.*	1,911,090	40,209,334
Repligen Corp.*	411,668	62,421,219
		255,702,004
OIL & GAS EQUIPMENT & SERVICES—2.5%
ChampionX Corp.	2,082,466	56,393,179
OIL & GAS EXPLORATION & PRODUCTION—4.4%
PDC Energy, Inc.	712,141	46,324,772
Viper Energy Partners LP	1,698,261	49,996,804
		96,321,576
PACKAGED FOODS & MEATS—0.9%
Freshpet, Inc.*	306,471	21,137,305
PHARMACEUTICALS—1.0%
Pliant Therapeutics, Inc.*	825,578	23,322,579
RESEARCH & CONSULTING SERVICES—0.6%
Exponent, Inc.	145,591	13,401,652
RESTAURANTS—3.6%
Kura Sushi USA, Inc., Cl. A*	85,335	5,881,288
Wingstop, Inc.	363,371	72,714,171
		78,595,459
SYSTEMS SOFTWARE—3.1%
Gitlab, Inc., Cl. A*	444,594	13,497,874
Rapid7, Inc.*	461,783	22,447,271
Tenable Holdings, Inc.*	868,113	32,111,500
		68,056,645
TRADING COMPANIES & DISTRIBUTORS—0.9%
Herc Holdings, Inc.	80,097	8,011,302
Xometry, Inc., Cl. A*	899,547	12,494,708
		20,506,010
TOTAL COMMON STOCKS
(Cost $1,903,163,290)	97.8%	2,162,688,134

RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(b),(c)	11,905	7,976
(Cost $6,436)		7,976

SHORT—TERM INVESTMENTS—0.5%	SHARES	VALUE
U.S. GOVERNMENT—0.5%
U.S. Treasury Bill, 0.0%, 5/2/23	10,000,000	9,999,064
(Cost $9,999,064)		9,999,064
Total Investments
(Cost $1,913,168,790)	98.3%	$2,172,695,174
Affiliated Securities (Cost $202,483,189)		197,119,101
Unaffiliated Securities (Cost $1,710,685,601)		1,975,576,073
Other Assets in Excess of Liabilities	1.7%	36,554,794
NET ASSETS	100.0%	$2,209,249,968

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(c)	Contingent Deferred Rights.
*	Non-income producing security.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Tolero CDR	2/6/17	$6,436	0.00%	$7,976	0.00%
Total				$7,976	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—96.1%	SHARES	VALUE
ARGENTINA—2.8%
BROADLINE RETAIL—2.8%
MercadoLibre, Inc.*	3,100	$3,960,219
(Cost $4,207,483)
AUSTRALIA—3.7%
HEALTHCARE SUPPLIES—1.9%
Nanosonics Ltd.*	694,062	2,644,324
HEALTHCARE TECHNOLOGY—1.8%
Pro Medicus Ltd.	62,000	2,545,101
TOTAL AUSTRALIA
(Cost $4,793,451)		5,189,425
BRAZIL—5.8%
DIVERSIFIED BANKS—2.7%
NU Holdings Ltd., Cl. A*	723,000	3,730,680
DIVERSIFIED CAPITAL MARKETS—1.6%
Banco BTG Pactual SA	491,000	2,305,492
FOOTWEAR—1.5%
Arezzo Industria e Comercio SA	158,000	2,102,760
TOTAL BRAZIL
(Cost $8,158,006)		8,138,932
CHINA—11.2%
AUTOMOBILE MANUFACTURERS—3.1%
BYD Co., Ltd., Cl. H	144,484	4,381,658
BREWERS—2.4%
Budweiser Brewing Co. APAC Ltd.	1,153,000	3,331,260
BROADLINE RETAIL—1.5%
Alibaba Group Holding Ltd.#,*	24,800	2,100,312
HOTELS RESORTS & CRUISE LINES—2.0%
Trip.com Group Ltd.#,*	78,000	2,769,780
RESTAURANTS—2.2%
Meituan, Cl. B*	184,600	3,154,898
TOTAL CHINA
(Cost $16,720,256)		15,737,908
DENMARK—2.5%
PHARMACEUTICALS—2.5%
Novo Nordisk AS, Cl. B	20,800	3,459,841
(Cost $2,859,218)
FRANCE—14.0%
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
LVMH Moet Hennessy Louis Vuitton SE	3,850	3,703,243
DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Teleperformance	16,857	3,368,965
ELECTRICAL COMPONENTS & EQUIPMENT—2.4%
Schneider Electric SE	19,300	3,365,764
HEALTHCARE SUPPLIES—2.2%
EssilorLuxottica SA	15,900	3,147,882

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
FRANCE—14.0% (CONT.)
LIFE SCIENCES TOOLS & SERVICES—2.5%
Eurofins Scientific SE	50,500	$3,527,417
OIL & GAS STORAGE & TRANSPORTATION—1.9%
Gaztransport Et Technigaz SA	24,324	2,601,238
TOTAL FRANCE
(Cost $16,443,701)		19,714,509
GERMANY—6.2%
AEROSPACE & DEFENSE—2.6%
Hensoldt AG	98,800	3,705,501
LIFE SCIENCES TOOLS & SERVICES—2.1%
Gerresheimer AG	27,700	3,018,397
OIL & GAS REFINING & MARKETING—1.5%
VERBIO Vereinigte BioEnergie AG	55,054	2,050,427
TOTAL GERMANY
(Cost $8,172,674)		8,774,325
HONG KONG—4.0%
APPAREL ACCESSORIES & LUXURY GOODS—2.0%
Samsonite International SA*	900,000	2,851,960
FINANCIAL EXCHANGES & DATA—2.0%
Hong Kong Exchanges & Clearing Ltd.	67,000	2,781,633
TOTAL HONG KONG
(Cost $5,297,206)		5,633,593
INDIA—5.3%
APPAREL ACCESSORIES & LUXURY GOODS—1.2%
Kalyan Jewellers India Ltd.*	1,309,074	1,652,079
DIVERSIFIED BANKS—2.6%
HDFC Bank Ltd.#	52,900	3,692,420
HOTELS RESORTS & CRUISE LINES—1.5%
MakeMyTrip Ltd.*	91,778	2,151,276
TOTAL INDIA
(Cost $6,757,542)		7,495,775
IRELAND—3.0%
PACKAGED FOODS & MEATS—3.0%
Kerry Group PLC, Cl. A	40,441	4,259,433
(Cost $4,489,017)
ITALY—6.8%
APPAREL ACCESSORIES & LUXURY GOODS—2.5%
Moncler SpA	47,386	3,515,149
AUTOMOBILE MANUFACTURERS—4.3%
Ferrari NV	21,462	5,980,172
TOTAL ITALY
(Cost $4,763,745)		9,495,321
JAPAN—3.3%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.5%
Keyence Corp.	7,900	3,563,078

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
JAPAN—3.3% (CONT.)
SEMICONDUCTOR MATERIALS & EQUIPMENT—0.8%
Lasertec Corp.	8,200	$1,115,741
TOTAL JAPAN
(Cost $3,657,229)		4,678,819
MEXICO—2.5%
AIRPORT SERVICES—2.5%
Grupo Aeroportuario del Centro Norte SAB de CV	323,000	3,543,792
(Cost $3,031,019)
NETHERLANDS—8.6%
HEAVY ELECTRICAL EQUIPMENT—2.1%
Alfen Beheer BV*	36,800	2,977,466
SEMICONDUCTOR MATERIALS & EQUIPMENT—4.1%
ASML Holding NV	9,100	5,774,976
TRANSACTION & PAYMENT PROCESSING SERVICES—2.4%
Adyen NV*	2,075	3,334,217
TOTAL NETHERLANDS
(Cost $4,618,115)		12,086,659
NORWAY—1.1%
ENVIRONMENTAL & FACILITIES SERVICES—1.1%
Aker Carbon Capture ASA*	1,560,510	1,601,262
(Cost $3,626,911)
SPAIN—1.9%
BIOTECHNOLOGY—1.9%
Grifols SA#,*	350,741	2,616,528
(Cost $5,818,963)
SWEDEN—1.7%
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
EQT AB	112,298	2,418,752
(Cost $1,658,438)
SWITZERLAND—3.6%
ASSET MANAGEMENT & CUSTODY BANKS—1.6%
Partners Group Holding AG	2,284	2,217,155
SPECIALTY CHEMICALS—2.0%
Sika AG	10,150	2,803,664
TOTAL SWITZERLAND
(Cost $3,032,454)		5,020,819
UNITED KINGDOM—5.4%
FINANCIAL EXCHANGES & DATA—2.9%
London Stock Exchange Group PLC	39,200	4,115,409
PHARMACEUTICALS—2.5%
AstraZeneca PLC	23,500	3,458,055
TOTAL UNITED KINGDOM
(Cost $6,013,748)		7,573,464

THE ALGER FUNDS | ALGER INTERNATIONAL FOCUS FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—96.1% (CONT.)	SHARES	VALUE
UNITED STATES—2.7%
OIL & GAS EQUIPMENT & SERVICES—2.7%
Schlumberger Ltd.	75,400	$3,720,990
(Cost $2,359,583)
TOTAL COMMON STOCKS
(Cost $116,478,759)		135,120,366
Total Investments
(Cost $116,478,759)	96.1%	$135,120,366
Unaffiliated Securities (Cost $116,478,759)		135,120,366
Other Assets in Excess of Liabilities	3.9%	5,531,803
NET ASSETS	100.0%	$140,652,169

#	American Depositary Receipts.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2023 (Unaudited)

COMMON STOCKS—97.4%	SHARES	VALUE
BIOTECHNOLOGY—24.1%
AbbVie, Inc.	37,676	$5,693,597
ADMA Biologics, Inc.*	828,080	2,774,068
Aerovate Therapeutics, Inc.*	65,527	1,374,101
Apellis Pharmaceuticals, Inc.*	41,640	3,474,025
Biogen, Inc.*	5,789	1,761,187
Biohaven Ltd.*	104,438	1,366,049
BioMarin Pharmaceutical, Inc.*	32,073	3,080,291
Celldex Therapeutics, Inc.*	13,573	426,735
Compass Therapeutics, Inc.*	174,563	525,435
Exact Sciences Corp.*	11,584	742,187
HilleVax, Inc.*	87,043	1,218,602
Natera, Inc.*	42,648	2,163,107
Prothena Corp., PLC*	23,491	1,236,096
Regeneron Pharmaceuticals, Inc.*	4,863	3,899,105
Vaxcyte, Inc.*	24,793	1,061,884
Vertex Pharmaceuticals, Inc.*	17,709	6,033,988
		36,830,457
HEALTHCARE DISTRIBUTORS—1.7%
Cardinal Health, Inc.	32,057	2,631,880
HEALTHCARE EQUIPMENT—24.4%
Boston Scientific Corp.*	146,197	7,619,787
Dexcom, Inc.*	20,176	2,448,156
Edwards Lifesciences Corp.*	38,504	3,387,582
GE HealthCare Technologies, Inc.*	78,971	6,423,501
Impulse Dynamics PLC, Class E*,@,(a)	1,515,152	5,000,002
Insulet Corp.*	6,177	1,964,533
Masimo Corp.*	8,320	1,573,645
Penumbra, Inc.*	7,886	2,240,570
Teleflex, Inc.	11,538	3,144,336
TransMedics Group, Inc.*	45,101	3,567,489
		37,369,601
HEALTHCARE FACILITIES—8.0%
Acadia Healthcare Co., Inc.*	58,271	4,212,410
HCA Healthcare, Inc.	9,120	2,620,450
Tenet Healthcare Corp.*	74,768	5,481,990
		12,314,850
HEALTHCARE SERVICES—2.5%
Accolade, Inc.*	202,108	2,734,521
Option Care Health, Inc.*	34,545	1,110,622
		3,845,143
HEALTHCARE SUPPLIES—8.2%
Alcon, Inc.	71,051	5,173,674
Align Technology, Inc.*	6,344	2,063,704
Coloplast AS, Cl. B	22,691	3,269,026
Merit Medical Systems, Inc.*	25,914	2,106,549
		12,612,953
HEALTHCARE TECHNOLOGY—0.3%
Phreesia, Inc.*	14,535	459,887

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

COMMON STOCKS—97.4% (CONT.)	SHARES	VALUE
LIFE SCIENCES TOOLS & SERVICES—11.1%
Bruker Corp.	67,320	$5,327,032
Charles River Laboratories International, Inc.*	27,489	5,226,209
Lonza Group AG	6,687	4,170,282
Stevanato Group SpA	83,352	2,209,661
		16,933,184
MANAGED HEALTHCARE—3.3%
Humana, Inc.	9,498	5,038,594
PHARMACEUTICALS—13.8%
AstraZeneca PLC#	64,275	4,706,216
Catalent, Inc.*	22,315	1,118,428
Daiichi Sankyo Co., Ltd.	105,400	3,617,291
Eli Lilly & Co.	7,293	2,887,007
Merck & Co., Inc.	40,557	4,683,117
Reata Pharmaceuticals, Inc., Cl. A*	28,443	2,811,875
Ventyx Biosciences, Inc.*	36,075	1,356,420
		21,180,354
TOTAL COMMON STOCKS
(Cost $137,217,022)		149,216,903

PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	897,366	—
(Cost $4,038,147)		—

RIGHTS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.9%
Tolero CDR*,@,(a),(c)	1,956,996	1,311,187
(Cost $1,044,370)		1,311,187
Total Investments
(Cost $142,299,539)	98.3%	$150,528,090
Affiliated Securities (Cost $4,038,147)		—
Unaffiliated Securities (Cost $138,261,392)		150,528,090
Other Assets in Excess of Liabilities	1.7%	2,649,599
NET ASSETS	100.0%	$153,177,689

#	American Depositary Receipts.
(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Contingent Deferred Rights.
*	Non-income producing security.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND

Schedule of Investments April 30, 2023 (Unaudited) (Continued)

@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 4/30/2023
Impulse Dynamics PLC, Class E	2/11/22	$5,000,002	2.09%	$5,000,002	3.26%
Prosetta Biosciences, Inc., Series D	2/6/15	4,038,147	2.00%	0	0.00%
Tolero CDR	2/6/17	1,044,370	0.90%	1,311,187	0.86%
Total				$6,311,189	4.12%

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	Alger Capital Appreciation Fund		Alger 35 Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$1,707,143,517		$25,745,751
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,896,878		—
Cash and cash equivalents	35,107,858		—
Foreign cash †	143,557		—
Receivable for investment securities sold	7,570,469		128,152
Receivable for shares of beneficial interest sold	1,868,867		600,000
Dividends and interest receivable	594,473		11,011
Receivable from Investment Manager	36,836		8,175
Prepaid expenses	283,561		15,095
Total Assets	1,755,646,016		26,508,184

LIABILITIES:
Payable for investment securities purchased	19,963,783		—
Payable for shares of beneficial interest redeemed	8,001,157		—
Bank overdraft	—		561,606
Accrued investment advisory fees	1,144,135		9,492
Accrued distribution fees	220,858		—
Accrued shareholder administrative fees	18,623		211
Accrued administrative fees	38,844		580
Accrued transfer agent fees	429,252		256
Accrued fund accounting fees	56,403		8,741
Accrued printing fees	54,368		488
Accrued professional fees	37,221		18,320
Accrued custodian fees	14,509		172
Accrued trustee fees	5,384		57
Accrued other expenses	995		823
Total Liabilities	29,985,532		600,746
NET ASSETS	$1,725,660,484		$25,907,438

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,095,606,351		40,308,171
Distributable earnings (Distributions in excess of earnings)	630,054,133		(14,400,733)
NET ASSETS	$1,725,660,484		$25,907,438
* Identified cost	$1,106,349,242	(a)	$24,138,498	(b)
** Identified cost	$2,775,000	(a)	$—
† Cost of foreign cash	$143,529		$—
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Capital Appreciation Fund	Alger 35 Fund
NET ASSETS BY CLASS:
Class A	$771,340,961	$—
Class C	$77,864,628	$—
Class Z	$876,454,895	$25,907,438

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	35,402,930	—
Class C	6,068,139	—
Class Z	37,515,448	2,662,714

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.79	$—
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$22.99	$—
Class C — Net Asset Value Per Share Class C	$12.83	$—
Class Z — Net Asset Value Per Share Class Z	$23.36	$9.73
See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,140,324,071, amounted to $569,716,324 which consisted of aggregate gross unrealized appreciation of $623,648,025 and aggregate gross unrealized depreciation of $53,931,701.

(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $25,262,257, amounted to $483,494 which consisted of aggregate gross unrealized appreciation of $2,457,525 and aggregate gross unrealized depreciation of $1,974,031.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Growth & Income Fund		Alger Mid Cap Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$305,604,728		$185,746,464
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		1,751,587
Cash and cash equivalents	5,334,761		3,933,966
Foreign cash †	—		5
Receivable for investment securities sold	—		1,051,467
Receivable for shares of beneficial interest sold	447,701		85,239
Dividends and interest receivable	412,958		8,607
Receivable from Investment Manager	—		5,717
Prepaid expenses	87,713		95,278
Total Assets	311,887,861		192,678,330

LIABILITIES:
Payable for investment securities purchased	—		2,812,236
Payable for shares of beneficial interest redeemed	40,222		95,518
Accrued investment advisory fees	126,402		117,780
Accrued distribution fees	45,077		41,977
Accrued shareholder administrative fees	3,309		2,409
Accrued administrative fees	6,952		4,262
Accrued transfer agent fees	39,146		45,561
Accrued professional fees	18,900		29,114
Accrued fund accounting fees	14,230		13,393
Accrued printing fees	7,234		15,388
Accrued custodian fees	2,133		5,245
Accrued trustee fees	353		456
Accrued other expenses	642		5,273
Total Liabilities	304,600		3,188,612
NET ASSETS	$311,583,261		$189,489,718

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	218,076,710		241,994,813
Distributable earnings (Distributions in excess of earnings)	93,506,551		(52,505,095)
NET ASSETS	$311,583,261		$189,489,718
* Identified cost	$214,343,649	(a)	$167,027,083	(b)
** Identified cost	$—		$2,663,245	(b)
† Cost of foreign cash	$—		$5
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund

NET ASSETS BY CLASS:
Class A	$123,374,070	$146,971,144
Class B	$—	$10,547,097
Class C	$24,613,583	$4,010,847
Class Z	$163,595,608	$27,960,630

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	2,173,715	12,877,151
Class B	—	1,475,361
Class C	441,209	602,441
Class Z	2,878,502	2,371,491

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$56.76	$11.41
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$59.90	$12.05
Class B — Net Asset Value Per Share Class B	$—	$7.15
Class C — Net Asset Value Per Share Class C	$55.79	$6.66
Class Z — Net Asset Value Per Share Class Z	$56.83	$11.79

See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $213,554,607, amounted to $92,050,121 which consisted of aggregate gross unrealized appreciation of $94,266,972 and aggregate gross unrealized depreciation of $2,216,851.

(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $172,002,917, amounted to $15,495,134 which consisted of aggregate gross unrealized appreciation of $23,498,226 and aggregate gross unrealized depreciation of $8,003,092.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Mid Cap Focus Fund		Alger Weatherbie Specialized Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$340,471,471		$644,868,712
Investments in unaffiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Cash and cash equivalents	442,596		7,108,472
Receivable for investment securities sold	11,073,287		4,811,174
Receivable for shares of beneficial interest sold	174,694		277,800
Dividends and interest receivable	2,856		18,090
Receivable from Investment Manager	—		1,831
Prepaid expenses	104,241		140,386
Total Assets	352,269,145		657,226,465

LIABILITIES:
Payable for investment securities purchased	4,137,798		3,080,411
Payable for shares of beneficial interest redeemed	362,608		1,488,347
Due to investment adviser	24		—
Accrued investment advisory fees	185,678		437,666
Accrued distribution fees	7,521		58,647
Accrued shareholder administrative fees	2,935		6,177
Accrued administrative fees	7,952		14,859
Accrued printing fees	52,468		68,135
Accrued professional fees	21,482		28,072
Accrued fund accounting fees	20,472		30,874
Accrued transfer agent fees	18,682		107,564
Accrued custodian fees	2,570		6,037
Accrued trustee fees	1,279		2,311
Accrued other expenses	3,359		2,195
Total Liabilities	4,824,828		5,331,295
NET ASSETS	$347,444,317		$651,895,170

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	511,743,225		971,220,502
Distributions in excess of earnings	(164,298,908)		(319,325,332)
NET ASSETS	$347,444,317		$651,895,170
* Identified cost	$329,777,451	(a)	$659,400,135	(b)
** Identified cost	$—		$1,041,633	(b)
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Specialized Growth Fund

NET ASSETS BY CLASS:
Class A	$5,387,535	$105,467,753
Class C	$2,638,265	$37,581,316
Class I	$19,838,064	$26,066,567
Class Y	$207,723	$44,657,728
Class Z	$319,372,730	$438,121,806

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	452,568	9,414,364
Class C	224,801	6,197,544
Class I	1,665,153	2,245,943
Class Y	17,243	3,744,960
Class Z	26,511,593	35,495,986

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$11.90	$11.20
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$12.56	$11.82
Class C — Net Asset Value Per Share Class C	$11.74	$6.06
Class I — Net Asset Value Per Share Class I	$11.91	$11.61
Class Y — Net Asset Value Per Share Class Y	$12.05	$11.92
Class Z — Net Asset Value Per Share Class Z	$12.05	$12.34
See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $335,039,965, amounted to $5,431,506 which consisted of aggregate gross unrealized appreciation of $29,864,148 and aggregate gross unrealized depreciation of $24,462,642.

(b)	At April 30, 2023, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $687,235,959, amounted to $42,367,247 which consisted of aggregate gross unrealized appreciation of $73,910,914 and aggregate gross unrealized depreciation of $116,278,161.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Small Cap Growth Fund		Alger Small Cap Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$337,120,559		$1,975,576,073
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	2,377,939		197,119,101
Cash and cash equivalents	2,077,699		23,903,731
Receivable for investment securities sold	4,942,704		19,837,415
Receivable for shares of beneficial interest sold	232,059		1,069,929
Dividends and interest receivable	83,902		—
Receivable from Investment Manager	2,090		18,179
Prepaid expenses	127,315		323,712
Total Assets	346,964,267		2,217,848,140

LIABILITIES:
Payable for investment securities purchased	8,764,222		2,149,065
Payable for shares of beneficial interest redeemed	392,897		3,989,710
Accrued investment advisory fees	227,232		1,378,668
Accrued distribution fees	43,878		132,171
Accrued shareholder administrative fees	3,616		19,885
Accrued administrative fees	7,715		50,551
Accrued transfer agent fees	62,784		531,411
Accrued professional fees	35,046		27,932
Accrued printing fees	22,436		225,790
Accrued fund accounting fees	15,641		63,244
Accrued custodian fees	11,751		15,687
Accrued trustee fees	1,136		10,588
Accrued other expenses	3,949		3,470
Total Liabilities	9,592,303		8,598,172
NET ASSETS	$337,371,964		$2,209,249,968

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	415,386,006		2,814,234,051
Distributions in excess of earnings	(78,014,042)		(604,984,083)
NET ASSETS	$337,371,964		$2,209,249,968
* Identified cost	$337,004,789	(a)	$1,710,685,601	(b)
** Identified cost	$2,503,096	(a)	$202,483,189	(b)
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund
NET ASSETS BY CLASS:
Class A	$130,103,734	$189,342,087
Class B	$2,538,719	$—
Class C	$17,983,702	$89,079,170
Class I	$—	$91,595,198
Class Y	$8,790,130	$205,291,747
Class Z	$177,955,679	$1,633,941,766

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	15,067,229	11,607,736
Class B	437,539	—
Class C	3,354,285	6,277,929
Class I	—	5,439,471
Class Y	964,117	11,866,433
Class Z	19,565,219	94,461,648

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.63	$16.31
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$9.11	$17.22
Class B — Net Asset Value Per Share Class B	$5.80	$—
Class C — Net Asset Value Per Share Class C	$5.36	$14.19
Class I — Net Asset Value Per Share Class I	$—	$16.84
Class Y — Net Asset Value Per Share Class Y	$9.12	$17.30
Class Z — Net Asset Value Per Share Class Z	$9.10	$17.30
See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $339,798,207, amounted to $299,709 which consisted of aggregate gross unrealized appreciation of $75,777,290 and aggregate gross unrealized depreciation of $76,076,999.

(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,941,898,662, amounted to $230,796,512 which consisted of aggregate gross unrealized appreciation of $509,455,136 and aggregate gross unrealized depreciation of $278,658,624.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger International Focus Fund		Alger Health Sciences Fund

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$135,120,366		$150,528,090
Investments in unaffiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Cash and cash equivalents	5,339,208		1,943,022
Foreign cash †	25,305		—
Receivable for investment securities sold	69		1,704,074
Receivable for shares of beneficial interest sold	9,288		12,841
Dividends and interest receivable	308,764		170,107
Receivable from Investment Manager	9,080		—
Prepaid expenses	81,076		76,640
Total Assets	140,893,156		154,434,774

LIABILITIES:
Payable for investment securities purchased	—		757,281
Payable for shares of beneficial interest redeemed	4,520		276,545
Accrued investment advisory fees	82,220		68,941
Accrued distribution fees	34,880		22,927
Accrued shareholder administrative fees	1,816		1,736
Accrued administrative fees	3,184		3,447
Accrued transfer agent fees	37,464		53,718
Accrued professional fees	32,894		27,877
Accrued fund accounting fees	11,718		11,559
Accrued printing fees	11,311		24,924
Accrued custodian fees	8,891		2,558
Accrued trustee fees	222		532
Accrued other expenses	11,867		5,040
Total Liabilities	240,987		1,257,085
NET ASSETS	$140,652,169		$153,177,689

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	132,643,632		176,218,714
Distributable earnings (Distributions in excess of earnings)	8,008,537		(23,041,025)
NET ASSETS	$140,652,169		$153,177,689
* Identified cost	$116,478,759	(a)	$138,261,392	(b)
** Identified cost	$—		$4,038,147	(b)
† Cost of foreign cash	$25,300		$—
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities April 30, 2023 (Unaudited) (Continued)

	Alger International Focus Fund	Alger Health Sciences Fund

NET ASSETS BY CLASS:
Class A	$107,811,859	$83,832,495
Class B	$13,840,840	$—
Class C	$1,304,048	$7,153,983
Class I	$1,173,096	$—
Class Z	$16,522,326	$62,191,211

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	6,385,615	4,015,169
Class B	957,137	—
Class C	95,498	548,525
Class I	69,238	—
Class Z	956,016	2,919,494

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$16.88	$20.88
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$17.82	$22.04
Class B — Net Asset Value Per Share Class B	$14.46	$—
Class C — Net Asset Value Per Share Class C	$13.66	$13.04
Class I — Net Asset Value Per Share Class I	$16.94	$—
Class Z — Net Asset Value Per Share Class Z	$17.28	$21.30
See Notes to Financial Statements.

(a)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $118,865,079, amounted to $16,255,287 which consisted of aggregate gross unrealized appreciation of $30,495,184 and aggregate gross unrealized depreciation of $14,239,897.

(b)	At April 30, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $143,081,719, amounted to $7,446,371 which consisted of aggregate gross unrealized appreciation of $15,716,295 and aggregate gross unrealized depreciation of $8,269,924.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2023 (Unaudited)

	Alger Capital Appreciation Fund	Alger 35 Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$6,186,134	$51,870
Interest	562,627	13,052
Total Income	6,748,761	64,922

EXPENSES:
Investment advisory fees — Note 3(a)	6,836,241	56,529
Distribution fees — Note 3(c)
Class A	925,702	—
Class C	403,131	—
Shareholder administrative fees — Note 3(f)	111,087	1,256
Administration fees — Note 3(b)	232,095	3,455
Transfer agent fees — Note 3(f)	478,121	1,357
Fund accounting fees	136,977	27,002
Professional fees	71,533	18,908
Printing fees	53,704	478
Registration fees	50,008	2,286
Trustee fees — Note 3(g)	43,671	633
Custodian fees	38,414	1,549
Interest expenses	235	1,498
Other expenses	85,023	2,118
Total Expenses	9,465,942	117,069
Less, expense reimbursements/waivers — Note 3(a)	(283,270)	(46,171)
Net Expenses	9,182,672	70,898
NET INVESTMENT LOSS	(2,433,911)	(5,976)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	68,480,540	(2,684,391)
Net realized (loss) on foreign currency transactions	(3,216)	(678)
Net change in unrealized appreciation on unaffiliated investments	87,216,785	3,164,071
Net change in unrealized (depreciation) on affiliated investments	(37,962)	—
Net change in unrealized appreciation on foreign currency	20,426	49
Net realized and unrealized gain on investments and foreign currency	155,676,573	479,051
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$153,242,662	$473,075
* Foreign withholding taxes	$66,549	$207

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2023 (Unaudited) (Continued)

	Alger Growth & Income Fund	Alger Mid Cap Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$3,415,669	$621,898
Interest	281,625	87,067
Income from securities lending	25	—
Total Income	3,697,319	708,965

EXPENSES:
Investment advisory fees — Note 3(a)	704,827	706,601
Distribution fees — Note 3(c)
Class A	144,677	179,273
Class B	—	50,971
Class C	118,105	20,855
Shareholder administrative fees — Note 3(f)	18,626	14,425
Administration fees — Note 3(b)	38,765	25,568
Transfer agent fees — Note 3(f)	55,505	58,395
Fund accounting fees	44,432	41,405
Registration fees	25,085	20,448
Professional fees	23,235	28,991
Custodian fees	10,262	9,774
Printing fees	8,666	12,169
Trustee fees — Note 3(g)	6,941	4,675
Interest expenses	4	263
Other expenses	13,764	12,535
Total Expenses	1,212,894	1,186,348
Less, expense reimbursements/waivers — Note 3(a)	—	(34,392)
Net Expenses	1,212,894	1,151,956
NET INVESTMENT INCOME (LOSS)	2,484,425	(442,991)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	812,287	(11,319,401)
Net realized (loss) on foreign currency transactions	(4)	(3,290)
Net change in unrealized appreciation on unaffiliated investments	21,459,422	21,783,569
Net change in unrealized (depreciation) on affiliated investments	—	(23,959)
Net change in unrealized appreciation on foreign currency	—	538
Net realized and unrealized gain on investments and foreign currency	22,271,705	10,437,457
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$24,756,130	$9,994,466
* Foreign withholding taxes	$29,109	$7,734

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2023 (Unaudited) (Continued)

	Alger Mid Cap Focus Fund	Alger Weatherbie Specialized Growth Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$779,594	$976,442
Interest	155,679	435,957
Total Income	935,273	1,412,399

EXPENSES:
Investment advisory fees — Note 3(a)	1,230,375	2,847,007
Distribution fees — Note 3(c)
Class A	6,585	140,272
Class C	13,067	202,483
Class I	63,389	34,535
Shareholder administrative fees — Note 3(f)	19,905	40,111
Administration fees — Note 3(b)	54,034	96,658
Registration fees	54,498	47,408
Fund accounting fees	53,843	76,322
Printing fees	36,637	48,933
Transfer agent fees — Note 3(f)	34,825	126,624
Professional fees	31,627	43,660
Custodian fees	11,028	29,676
Trustee fees — Note 3(g)	10,234	18,026
Interest expenses	9,966	—
Other expenses	21,684	42,264
Total Expenses	1,651,697	3,793,979
Less, expense reimbursements/waivers — Note 3(a)	(225)	(16,163)
Net Expenses	1,651,472	3,777,816
NET INVESTMENT LOSS	(716,199)	(2,365,417)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(54,245,607)	(85,131,710)
Net realized (loss) on foreign currency transactions	(2,712)	(12)
Net change in unrealized appreciation on unaffiliated investments	47,353,778	64,395,834
Net change in unrealized appreciation on foreign currency	59	—
Net realized and unrealized (loss) on investments and foreign currency	(6,894,482)	(20,735,888)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,610,681)	$(23,101,305)
* Foreign withholding taxes	$6,251	$21,761

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2023 (Unaudited) (Continued)

	Alger Small Cap Growth Fund	Alger Small Cap Focus Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$704,461	$4,544,453
Interest	174,671	528,149
Total Income	879,132	5,072,602

EXPENSES:
Investment advisory fees — Note 3(a)	1,435,641	9,222,721
Distribution fees — Note 3(c)
Class A	166,348	250,132
Class B	13,518	—
Class C	93,724	474,385
Class I	—	142,919
Shareholder administrative fees — Note 3(f)	22,746	132,556
Administration fees — Note 3(b)	48,741	338,167
Transfer agent fees — Note 3(f)	81,207	554,680
Fund accounting fees	51,938	176,954
Registration fees	47,529	84,719
Professional fees	36,931	88,943
Custodian fees	13,379	42,927
Trustee fees — Note 3(g)	9,333	63,933
Printing fees	6,494	154,516
Interest expenses	954	32,915
Other expenses	20,817	147,975
Total Expenses	2,049,300	11,908,442
Less, expense reimbursements/waivers — Note 3(a)	(13,547)	(30,498)
Net Expenses	2,035,753	11,877,944
NET INVESTMENT LOSS	(1,156,621)	(6,805,342)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(48,684,785)	(239,280,805)
Net realized (loss) on affiliated investments	—	(28,881,463)
Net realized (loss) on foreign currency transactions	(18,758)	(1,504)
Net change in unrealized appreciation on unaffiliated investments	42,237,730	124,820,378
Net change in unrealized appreciation (depreciation) on affiliated investments	(32,167)	47,917,221
Net realized and unrealized (loss) on investments and foreign currency	(6,497,980)	(95,426,173)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,654,601)	$(102,231,515)
* Foreign withholding taxes	$3,624	$49,005
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Operations for the six months ended April 30, 2023 (Unaudited) (Continued)

	Alger International Focus Fund	Alger Health Sciences Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$634,762	$380,081
Interest	46,918	70,795
Total Income	681,680	450,876

EXPENSES:
Investment advisory fees — Note 3(a)	490,320	448,603
Distribution fees — Note 3(c)
Class A	132,819	107,883
Class B	68,599	—
Class C	7,292	36,749
Class I	1,429	—
Shareholder administrative fees — Note 3(f)	10,852	11,200
Administration fees — Note 3(b)	18,991	22,430
Transfer agent fees — Note 3(f)	47,433	50,163
Fund accounting fees	40,130	36,377
Professional fees	30,755	25,909
Registration fees	28,341	17,683
Custodian fees	20,812	7,315
Printing fees	8,028	15,128
Trustee fees — Note 3(g)	3,323	4,233
Interest expenses	150	821
Other expenses	8,348	12,809
Total Expenses	917,622	797,303
Less, expense reimbursements/waivers — Note 3(a)	(57,238)	—
Net Expenses	860,384	797,303
NET INVESTMENT LOSS	(178,704)	(346,427)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on unaffiliated investments	(758,110)	13,077,347
Net realized (loss) on foreign currency transactions	(21,125)	(42,744)
Net change in unrealized appreciation (depreciation) on unaffiliated investments	15,045,724	(12,682,563)
Net change in unrealized appreciation on foreign currency	21,477	4,810
Net realized and unrealized gain on investments and foreign currency	14,287,966	356,850
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,109,262	$10,423
* Foreign withholding taxes	$64,806	$3,529

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(2,433,911)	$(8,588,618)
Net realized gain on investments and foreign currency	68,477,324	54,838,009
Net change in unrealized appreciation (depreciation) on investments and foreign currency	87,199,249	(1,140,768,396)
Net increase (decrease) in net assets resulting from operations	153,242,662	(1,094,519,005)

Dividends and distributions to shareholders:
Class A	(30,288,660)	(284,398,857)
Class C	(5,650,846)	(53,540,254)
Class Z	(33,055,502)	(297,591,139)
Total dividends and distributions to shareholders	(68,995,008)	(635,530,250)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(39,784,544)	13,515,228
Class C	(14,933,419)	(4,551,506)
Class Z	(119,406,673)	113,901,081
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(174,124,636)	122,864,803
Total decrease	(89,876,982)	(1,607,184,452)

Net Assets:
Beginning of period	1,815,537,466	3,422,721,918
END OF PERIOD	$1,725,660,484	$1,815,537,466
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger 35 Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment income (loss)	$(5,976)	$4,021
Net realized loss on investments and foreign currency	(2,685,069)	(4,926,564)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,164,120	(12,333,559)
Net increase (decrease) in net assets resulting from operations	473,075	(17,256,102)

Dividends and distributions to shareholders:
Class Z	(5,582)	(10,551,417)
Total dividends and distributions to shareholders	(5,582)	(10,551,417)

Increase (decrease) from shares of beneficial interest transactions:
Class Z	(536,453)	9,624,945
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(536,453)	9,624,945
Total decrease	(68,960)	(18,182,574)

Net Assets:
Beginning of period	25,976,398	44,158,972
END OF PERIOD	$25,907,438	$25,976,398
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Growth & Income Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment income	$2,484,425	$2,552,839
Net realized gain (loss) on investments and foreign currency	812,283	(246,144)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	21,459,422	(27,439,139)
Net increase (decrease) in net assets resulting from operations	24,756,130	(25,132,444)

Dividends and distributions to shareholders:
Class A	(819,760)	(4,709,966)
Class C	(85,053)	(687,923)
Class Z	(1,197,850)	(2,219,203)
Total dividends and distributions to shareholders	(2,102,663)	(7,617,092)

Increase (decrease) from shares of beneficial interest transactions:
Class A	5,907,738	19,951,923
Class C	1,605,164	6,180,541
Class Z	37,015,410	88,363,764
Net increase from shares of beneficial interest transactions — Note 6	44,528,312	114,496,228
Total increase	67,181,779	81,746,692

Net Assets:
Beginning of period	244,401,482	162,654,790
END OF PERIOD	$311,583,261	$244,401,482
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(442,991)	$(1,528,046)
Net realized loss on investments and foreign currency	(11,322,691)	(55,825,563)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	21,760,148	(73,648,453)
Net increase (decrease) in net assets resulting from operations	9,994,466	(131,002,062)

Dividends and distributions to shareholders:
Class A	—	(67,153,291)
Class B	—	(6,406,978)
Class C	—	(2,944,693)
Class Z	—	(15,837,405)
Total dividends and distributions to shareholders	—	(92,342,367)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(7,479,975)	52,482,791
Class B	(403,064)	5,161,326
Class C	(751,758)	2,481,849
Class Z	(3,972,604)	16,160,525
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(12,607,401)	76,286,491
Total decrease	(2,612,935)	(147,057,938)

Net Assets:
Beginning of period	192,102,653	339,160,591
END OF PERIOD	$189,489,718	$192,102,653
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Focus Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(716,199)	$(2,374,048)
Net realized loss on investments and foreign currency	(54,248,319)	(114,966,878)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	47,353,837	(271,346,889)
Net decrease in net assets resulting from operations	(7,610,681)	(388,687,815)

Dividends and distributions to shareholders:
Class A	—	(237,662)
Class C	—	(228,199)
Class I	—	(12,826,323)
Class Y	—	(12,097)
Class Z	162	(70,824,262)
Total dividends and distributions to shareholders	162	(84,128,543)

Increase (decrease) from shares of beneficial interest transactions:
Class A	380,433	5,256,417
Class C	256,967	1,924,208
Class I	(41,552,019)	(12,108,519)
Class Y	(228,756)	422,581
Class Z	(40,235,137)	(31,386,124)
Net decrease from shares of beneficial interest transactions — Note 6	(81,378,512)	(35,891,437)
Total decrease	(88,989,031)	(508,707,795)

Net Assets:
Beginning of period	436,433,348	945,141,143
END OF PERIOD	$347,444,317	$436,433,348
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Weatherbie Specialized Growth Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(2,365,417)	$(8,040,908)
Net realized loss on investments and foreign currency	(85,131,722)	(193,750,586)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	64,395,834	(501,688,673)
Net decrease in net assets resulting from operations	(23,101,305)	(703,480,167)

Dividends and distributions to shareholders:
Class A	—	(45,296,523)
Class C	—	(27,504,338)
Class I	—	(12,964,988)
Class Y	—	(10,407,118)
Class Z	—	(205,452,142)
Total dividends and distributions to shareholders	—	(301,625,109)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(10,651,343)	8,933,676
Class C	(5,775,676)	9,708,887
Class I	(2,651,353)	(4,904,091)
Class Y	(1,355,660)	26,302,379
Class Z	(81,287,377)	(36,895,543)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(101,721,409)	3,145,308
Total decrease	(124,822,714)	(1,001,959,968)

Net Assets:
Beginning of period	776,717,884	1,778,677,852
END OF PERIOD	$651,895,170	$776,717,884
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(1,156,621)	$(4,114,910)
Net realized loss on investments and foreign currency	(48,703,543)	(24,248,827)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	42,205,563	(242,568,455)
Net decrease in net assets resulting from operations	(7,654,601)	(270,932,192)

Dividends and distributions to shareholders:
Class A	—	(21,314,734)
Class B	—	(673,335)
Class C	—	(4,854,023)
Class Z	—	(30,391,004)
Total dividends and distributions to shareholders	—	(57,233,096)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(9,026,266)	1,762,230
Class B	(431,283)	32,505
Class C	(2,581,876)	2,204,699
Class Y	895,171	8,398,532
Class Z	(33,085,434)	13,599,272
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(44,229,688)	25,997,238
Total decrease	(51,884,289)	(302,168,050)

Net Assets:
Beginning of period	389,256,253	691,424,303
END OF PERIOD	$337,371,964	$389,256,253
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(6,805,342)	$(24,812,632)
Net realized loss on investments and foreign currency	(268,163,772)	(562,947,494)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	172,737,599	(2,516,845,916)
Net decrease in net assets resulting from operations	(102,231,515)	(3,104,606,042)

Dividends and distributions to shareholders:
Class A	—	(30,754,287)
Class C	—	(16,779,423)
Class I	—	(22,355,553)
Class Y	—	(21,468,256)
Class Z	—	(324,678,159)
Total dividends and distributions to shareholders	—	(416,035,678)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(28,998,122)	(79,791,951)
Class C	(15,567,626)	(33,316,935)
Class I	(47,048,840)	(96,988,803)
Class Y	(44,998,029)	58,351,945
Class Z	(481,348,941)	(1,239,048,797)
Net decrease from shares of beneficial interest transactions — Note 6	(617,961,558)	(1,390,794,541)
Total decrease	(720,193,073)	(4,911,436,261)

Net Assets:
Beginning of period	2,929,443,041	7,840,879,302
END OF PERIOD	$2,209,249,968	$2,929,443,041
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Focus Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(178,704)	$(803,647)
Net realized loss on investments and foreign currency	(779,235)	(7,032,633)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	15,067,201	(63,553,455)
Net increase (decrease) in net assets resulting from operations	14,109,262	(71,389,735)

Dividends and distributions to shareholders:
Class A	—	(12,365,251)
Class B	—	(1,940,439)
Class C	—	(400,190)
Class I	—	(49,121)
Class Z	—	(2,237,931)
Total dividends and distributions to shareholders	—	(16,992,932)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(3,274,035)	7,386,726
Class B	(776,260)	116,320
Class C	(446,338)	(1,107,606)
Class I	(3,420)	1,119,741
Class Z	397,920	(2,079,971)
Net increase (decrease) from shares of beneficial interest transactions — Note 6	(4,102,133)	5,435,210
Total increase (decrease)	10,007,129	(82,947,457)

Net Assets:
Beginning of period	130,645,040	213,592,497
END OF PERIOD	$140,652,169	$130,645,040
See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the Six Months Ended April 30, 2023	For the Year Ended October 31, 2022

Net investment loss	$(346,427)	$(408,441)
Net realized gain (loss) on investments and foreign currency	13,034,603	(43,429,932)
Net change in unrealized depreciation on investments and foreign currency	(12,677,753)	(47,165,991)
Net increase (decrease) in net assets resulting from operations	10,423	(91,004,364)

Dividends and distributions to shareholders:
Class A	—	(28,166,595)
Class C	—	(3,704,768)
Class Z	—	(34,925,658)
Total dividends and distributions to shareholders	—	(66,797,021)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(7,273,438)	7,680,846
Class C	(642,446)	956,992
Class Z	(16,731,996)	(23,842,039)
Net decrease from shares of beneficial interest transactions — Note 6	(24,647,880)	(15,204,201)
Total decrease	(24,637,457)	(173,005,586)

Net Assets:
Beginning of period	177,815,146	350,820,732
END OF PERIOD	$153,177,689	$177,815,146
See Notes to Financial Statements.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$20.77	$39.48	$33.76	$27.12	$26.20	$25.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.13)	(0.24)	(0.12)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.91	(11.17)	11.11	8.96	3.53	2.07
Total from investment operations	1.86	(11.30)	10.87	8.84	3.46	2.01
Distributions from net realized gains	(0.84)	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)
Net asset value, end of period	$21.79	$20.77	$39.48	$33.76	$27.12	$26.20
Total return(iii)	9.42%	(34.88)%	35.41%	34.79%	15.29%	8.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$771,341	$774,249	$1,523,572	$1,320,073	$1,174,346	$1,257,811
Ratio of gross expenses to average net assets	1.26%	1.20%	1.15%	1.17%	1.21%	1.21%
Ratio of net expenses to average net assets	1.26%	1.20%	1.15%	1.17%	1.21%	1.21%
Ratio of net investment loss to average net assets	(0.47)%	(0.49)%	(0.67)%	(0.41)%	(0.27)%	(0.23)%
Portfolio turnover rate	56.98%	108.26%	78.77%	89.91%	77.04%	67.33%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$12.63	$27.13	$24.79	$20.60	$20.69	$20.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.20)	(0.35)	(0.25)	(0.20)	(0.20)
Net realized and unrealized gain (loss) on investments	1.11	(6.89)	7.84	6.64	2.65	1.65
Total from investment operations	1.04	(7.09)	7.49	6.39	2.45	1.45
Distributions from net realized gains	(0.84)	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)
Net asset value, end of period	$12.83	$12.63	$27.13	$24.79	$20.60	$20.69
Total return(iii)	8.98%	(35.36)%	34.43%	33.82%	14.44%	7.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$77,865	$91,815	$211,972	$204,909	$219,511	$243,523
Ratio of gross expenses to average net assets	2.02%	1.95%	1.90%	1.91%	1.95%	1.94%
Ratio of net expenses to average net assets	2.02%	1.95%	1.90%	1.91%	1.95%	1.94%
Ratio of net investment loss to average net assets	(1.22)%	(1.24)%	(1.42)%	(1.13)%	(1.01)%	(0.96)%
Portfolio turnover rate	56.98%	108.26%	78.77%	89.91%	77.04%	67.33%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$22.16	$41.50	$35.15	$28.06	$26.94	$26.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.04)	(0.13)	(0.03)	0.02	0.03
Net realized and unrealized gain (loss) on investments	2.05	(11.89)	11.63	9.32	3.64	2.12
Total from investment operations	2.04	(11.93)	11.50	9.29	3.66	2.15
Distributions from net realized gains	(0.84)	(7.41)	(5.15)	(2.20)	(2.54)	(1.67)
Net asset value, end of period	$23.36	$22.16	$41.50	$35.15	$28.06	$26.94
Total return(iii)	9.65%	(34.67)%	35.85%	35.26%	15.69%	8.51%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$876,455	$949,473	$1,687,179	$1,823,041	$1,409,374	$1,240,605
Ratio of gross expenses to average net assets	0.92%	0.86%	0.83%	0.84%	0.87%	0.87%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.01)%	—	—	—	—
Ratio of net expenses to average net assets	0.85%	0.85%	0.83%	0.84%	0.87%	0.87%
Ratio of net investment income (loss) to average net assets	(0.05)%	(0.14)%	(0.34)%	(0.09)%	0.06%	0.10%
Portfolio turnover rate	56.98%	108.26%	78.77%	89.91%	77.04%	67.33%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021(vii)	Year ended 10/31/2020	Year ended 10/31/2019	From 3/29/2018 (commencement of operations) to 10/31/2018(ii)
Net asset value, beginning of period	$9.55	$21.33	$17.41	$11.61	$10.38	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	— (iv)	— (iv)	(0.01)	(0.05)	0.03	0.01
Net realized and unrealized gain (loss) on investments	0.18	(6.68)	6.95	5.87	1.31	0.37
Total from investment operations	0.18	(6.68)	6.94	5.82	1.34	0.38
Dividends from net investment income	— (v)	—	— (v)	(0.02)	(0.04)	—
Distributions from net realized gains	—	(5.10)	(3.02)	—	(0.07)	—
Net asset value, end of period	$9.73	$9.55	$21.33	$17.41	$11.61	$10.38
Total return(vi)	1.91%	(39.09)%	44.27%	50.22%	13.19%	3.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$25,907	$25,976	$44,159	$14,128	$9,094	$7,782
Ratio of gross expenses to average net assets	0.93%	0.94%	0.92%	2.02%	2.37%	2.46%
Ratio of expense reimbursements to average net assets	(0.37)%	(0.39)%	(0.52)%	(1.12)%	(1.97)%	(2.06)%
Ratio of net expenses to average net assets	0.56%	0.55%	0.40%	0.90%	0.40%	0.40%
Ratio of net investment income (loss) to average net assets	(0.05)%	0.01%	(0.07)%	0.36%	0.30%	0.23%
Portfolio turnover rate	158.70%	202.40%	136.61%	121.74%	115.25%	31.20%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the seven months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Amount was less than $0.005 per share.
(v)	Amount was more than $(0.001) per share.
(vi)	Does not reflect the effect of sales charges, if applicable.
(vii)	Class P Shares were reclassified as Class Z Shares on May 7, 2021 and after the close of business on October 29, 2021, Class P-2 Shares were converted to Class Z Shares.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$52.35	$61.76	$43.88	$43.55	$40.77	$39.68
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.45	0.71	0.63	0.69	0.70	0.65
Net realized and unrealized gain (loss) on investments	4.34	(7.49)	18.47	1.88	4.54	1.64
Total from investment operations	4.79	(6.78)	19.10	2.57	5.24	2.29
Dividends from net investment income	(0.38)	(0.56)	(0.55)	(0.66)	(0.61)	(0.57)
Distributions from net realized gains	—	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)
Net asset value, end of period	$56.76	$52.35	$61.76	$43.88	$43.55	$40.77
Total return(iii)	9.20%	(11.53)%	44.12%	5.98%	13.94%	5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$123,374	$108,039	$106,439	$74,251	$74,924	$70,859
Ratio of gross expenses to average net assets	0.96%	0.97%	0.98%	1.06%	1.07%	1.06%
Ratio of net expenses to average net assets	0.96%	0.97%	0.98%	1.06%	1.07%	1.06%
Ratio of net investment income to average net assets	1.67%	1.24%	1.15%	1.60%	1.72%	1.59%
Portfolio turnover rate	2.06%	1.96%	8.40%	9.29%	7.30%	11.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$51.46	$60.77	$43.22	$42.93	$40.20	$39.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.24	0.28	0.21	0.36	0.39	0.34
Net realized and unrealized gain (loss) on investments	4.28	(7.38)	18.18	1.85	4.49	1.60
Total from investment operations	4.52	(7.10)	18.39	2.21	4.88	1.94
Dividends from net investment income	(0.19)	(0.14)	(0.17)	(0.34)	(0.30)	(0.25)
Distributions from net realized gains	—	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)
Net asset value, end of period	$55.79	$51.46	$60.77	$43.22	$42.93	$40.20
Total return(iii)	8.79%	(12.18)%	43.01%	5.19%	13.12%	4.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,614	$21,111	$18,194	$13,127	$14,946	$16,074
Ratio of gross expenses to average net assets	1.71%	1.73%	1.73%	1.81%	1.82%	1.82%
Ratio of net expenses to average net assets	1.71%	1.73%	1.73%	1.81%	1.82%	1.82%
Ratio of net investment income to average net assets	0.92%	0.49%	0.40%	0.86%	0.97%	0.84%
Portfolio turnover rate	2.06%	1.96%	8.40%	9.29%	7.30%	11.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$52.42	$61.84	$43.94	$43.60	$40.81	$39.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.54	0.90	0.80	0.86	0.85	0.80
Net realized and unrealized gain (loss) on investments	4.34	(7.51)	18.49	1.88	4.56	1.64
Total from investment operations	4.88	(6.61)	19.29	2.74	5.41	2.44
Dividends from net investment income	(0.47)	(0.74)	(0.72)	(0.82)	(0.77)	(0.71)
Distributions from net realized gains	—	(2.07)	(0.67)	(1.58)	(1.85)	(0.63)
Net asset value, end of period	$56.83	$52.42	$61.84	$43.94	$43.60	$40.81
Total return(iii)	9.37%	(11.25)%	44.54%	6.39%	14.39%	6.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$163,596	$115,251	$38,021	$21,672	$26,979	$24,604
Ratio of gross expenses to average net assets	0.64%	0.65%	0.66%	0.73%	0.76%	0.76%
Ratio of expense reimbursements to average net assets	—	—	— (iv)	(0.04)%	(0.07)%	(0.05)%
Ratio of net expenses to average net assets	0.64%	0.65%	0.66%	0.69%	0.69%	0.71%
Ratio of net investment income to average net assets	1.98%	1.62%	1.45%	2.00%	2.10%	1.96%
Portfolio turnover rate	2.06%	1.96%	8.40%	9.29%	7.30%	11.05%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Amount was less than 0.005%.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$10.82	$25.20	$19.29		$14.81	$14.13	$13.47
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.03)	(0.09)	0.48		(0.12)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	0.62	(7.71)	7.58		5.80	1.48	0.88
Total from investment operations	0.59	(7.80)	8.06		5.68	1.39	0.77
Dividends from net investment income	—	(0.45)	—		—	—	—
Distributions from net realized gains	—	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$11.41	$10.82	$25.20		$19.29	$14.81	$14.13
Total return(iii)	5.45%	(39.13)%	44.05	%(iv)	41.34%	10.95%	5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$146,971	$146,648	$259,895		$187,552	$139,110	$138,370
Ratio of gross expenses to average net assets	1.27%	1.24%	1.21%		1.30%	1.30%	1.30%
Ratio of net expenses to average net assets	1.27%	1.24%	1.21%		1.30%	1.30%	1.30%
Ratio of net investment income (loss) to average net assets	(0.50)%	(0.68)%	2.15%		(0.76)%	(0.65)%	(0.77)%
Portfolio turnover rate	48.19%	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class B
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$6.78	$18.60	$14.70		$11.55	$11.22	$10.80
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.06)	0.35		(0.08)	(0.10)	(0.17)
Net realized and unrealized gain (loss) on investments	0.39	(5.15)	5.70		4.43	1.14	0.70
Total from investment operations	0.37	(5.21)	6.05		4.35	1.04	0.53
Dividends from net investment income	—	(0.48)	—		—	—	—
Distributions from net realized gains	—	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$7.15	$6.78	$18.60		$14.70	$11.55	$11.22
Total return(iii)	5.46%	(39.16)%	44.24	%(iv)	41.41%	10.66%	4.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$10,547	$10,404	$18,276		$15,411	$13,772	$15,361
Ratio of gross expenses to average net assets	1.97%	1.95%	1.93%		2.03%	2.04%	2.05%
Ratio of expense reimbursements to average net assets	(0.67)%	(0.67)%	(0.76)%		(0.82)%	(0.47)%	—
Ratio of net expenses to average net assets	1.30%	1.28%	1.17%		1.21%	1.57%	2.05%
Ratio of net investment income (loss) to average net assets	(0.54)%	(0.71)%	2.08%		(0.66)%	(0.92)%	(1.50)%
Portfolio turnover rate	48.19%	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$6.34	$17.82	$14.26		$11.33	$11.08	$10.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.04)	(0.12)	0.23		(0.18)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	0.36	(4.88)	5.48		4.31	1.12	0.70
Total from investment operations	0.32	(5.00)	5.71		4.13	0.96	0.52
Dividends from net investment income	—	(0.35)	—		—	—	—
Distributions from net realized gains	—	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$6.66	$6.34	$17.82		$14.26	$11.33	$11.08
Total return(iii)	5.05%	(39.60)%	42.91	%(iv)	40.26%	10.03%	4.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,011	$4,562	$8,244		$5,691	$6,014	$7,647
Ratio of gross expenses to average net assets	2.11%	2.05%	2.00%		2.10%	2.14%	2.11%
Ratio of net expenses to average net assets	2.11%	2.05%	2.00%		2.10%	2.14%	2.11%
Ratio of net investment income (loss) to average net assets	(1.35)%	(1.49)%	1.41%		(1.52)%	(1.48)%	(1.55)%
Portfolio turnover rate	48.19%	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$11.16	$25.78	$19.63		$15.01	$14.27	$13.56
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.05)	0.63		(0.07)	(0.06)	(0.07)
Net realized and unrealized gain (loss) on investments	0.64	(7.92)	7.67		5.89	1.51	0.89
Total from investment operations	0.63	(7.97)	8.30		5.82	1.45	0.82
Dividends from net investment income	—	(0.52)	—		—	—	—
Distributions from net realized gains	—	(6.13)	(2.15)		(1.20)	(0.71)	(0.11)
Net asset value, end of period	$11.79	$11.16	$25.78		$19.63	$15.01	$14.27
Total return(iii)	5.65%	(38.95)%	44.55	%(iv)	41.75%	11.27%	6.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$27,961	$30,488	$52,746		$26,804	$17,558	$14,230
Ratio of gross expenses to average net assets	0.95%	0.93%	0.92%		0.99%	1.03%	1.03%
Ratio of net expenses to average net assets	0.95%	0.93%	0.92%		0.99%	1.03%	1.03%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.37)%	2.75%		(0.46)%	(0.38)%	(0.49)%
Portfolio turnover rate	48.19%	204.79%	170.96%		181.73%	182.97%	125.34%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Mid Cap Growth Fund received a Fair Fund distribution of $9,346,397, which contributed approximately 3.89% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	From 7/29/2021 (commencement of operations) to 10/31/2021(ii)
Net asset value, beginning of period	$12.14	$23.43	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.04)	(0.09)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.20)	(9.14)	2.80
Total from investment operations	(0.24)	(9.23)	2.76
Distributions from net realized gains	—	(2.06)	—
Net asset value, end of period	$11.90	$12.14	$23.43
Total return(iv)	(1.98)%	(42.27)%	13.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,388	$5,083	$1,669
Ratio of gross expenses to average net assets	1.10%	1.05%	0.96%
Ratio of net expenses to average net assets	1.10%	1.05%	0.96%
Ratio of net investment loss to average net assets	(0.64)%	(0.66)%	(0.72)%
Portfolio turnover rate	78.62%	267.86%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	From 7/29/2021 (commencement of operations) to 10/31/2021(ii)
Net asset value, beginning of period	$12.01	$23.38	$20.67
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.08)	(0.21)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.19)	(9.10)	2.80
Total from investment operations	(0.27)	(9.31)	2.71
Distributions from net realized gains	—	(2.06)	—
Net asset value, end of period	$11.74	$12.01	$23.38
Total return(iv)	(2.25)%	(42.78)%	13.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,638	$2,433	$2,317
Ratio of gross expenses to average net assets	1.91%	1.85%	1.76%
Ratio of net expenses to average net assets	1.91%	1.85%	1.76%
Ratio of net investment loss to average net assets	(1.45)%	(1.46)%	(1.50)%
Portfolio turnover rate	78.62%	267.86%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$12.14	$23.43	$15.10	$9.70	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.03)	(0.10)	(0.17)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.20)	(9.13)	8.76	5.54	(0.26)
Total from investment operations	(0.23)	(9.23)	8.59	5.40	(0.30)
Distributions from net realized gains	—	(2.06)	(0.26)	—	—
Net asset value, end of period	$11.91	$12.14	$23.43	$15.10	$9.70
Total return(iv)	(1.89)%	(42.28)%	57.36%	55.35%	(3.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$19,838	$62,499	$145,539	$67,796	$2,023
Ratio of gross expenses to average net assets	1.07%	1.01%	0.95%	1.14%	1.91%
Ratio of expense reimbursements to average net assets	—	—	—	(0.03)%	(0.71)%
Ratio of net expenses to average net assets	1.07%	1.01%	0.95%	1.11%	1.20%
Ratio of net investment loss to average net assets	(0.54)%	(0.63)%	(0.85)%	(1.04)%	(0.97)%
Portfolio turnover rate	78.62%	267.86%	250.31%	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Y
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	From 2/26/2021 (commencement of operations) to 10/31/2021(ii)
Net asset value, beginning of period	$12.26	$23.56	$20.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.20)	(9.18)	2.99
Total from investment operations	(0.21)	(9.24)	2.91
Distributions from net realized gains	—	(2.06)	—
Net asset value, end of period	$12.05	$12.26	$23.56
Total return(iv)	(1.71)%	(42.07)%	14.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$208	$443	$137
Ratio of gross expenses to average net assets	0.81%	0.74%	0.72%
Ratio of expense reimbursements to average net assets	(0.11)%	(0.05)%	(0.02)%
Ratio of net expenses to average net assets	0.70%	0.69%	0.70%
Ratio of net investment loss to average net assets	(0.20)%	(0.44)%	(0.57)%
Portfolio turnover rate	78.62%	267.86%	250.31%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Focus Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	From 6/14/2019 (commencement of operations) to 10/31/2019(ii)
Net asset value, beginning of period	$12.26	$23.57	$15.15	$9.71	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.05)	(0.12)	(0.10)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.19)	(9.20)	8.80	5.54	(0.26)
Total from investment operations	(0.21)	(9.25)	8.68	5.44	(0.29)
Distributions from net realized gains	—	(2.06)	(0.26)	—	—
Net asset value, end of period	$12.05	$12.26	$23.57	$15.15	$9.71
Total return(iv)	(1.71)%	(42.10)%	57.77%	55.70%	(2.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$319,373	$365,976	$795,479	$307,532	$28,230
Ratio of gross expenses to average net assets	0.79%	0.71%	0.68%	0.91%	1.86%
Ratio of expense reimbursements to average net assets	—	—	—	(0.05)%	(0.87)%
Ratio of net expenses to average net assets	0.79%	0.71%	0.68%	0.86%	0.99%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.33)%	(0.58)%	(0.77)%	(0.74)%
Portfolio turnover rate	78.62%	267.86%	250.31%	123.43%	65.50%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$11.57	$24.96	$17.46	$13.30	$13.08	$12.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.14)	(0.23)	(0.16)	(0.14)	(0.15)
Net realized and unrealized gain (loss) on investments	(0.32)	(8.91)	8.70	4.88	1.39	1.90
Total from investment operations	(0.37)	(9.05)	8.47	4.72	1.25	1.75
Distributions from net realized gains	—	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$11.20	$11.57	$24.96	$17.46	$13.30	$13.08
Total return(iii)	(3.20)%	(42.03)%	49.80%	36.57%	11.57%	15.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$105,468	$119,741	$259,394	$174,709	$140,368	$111,456
Ratio of gross expenses to average net assets	1.30%	1.25%	1.20%	1.27%	1.31%	1.33%
Ratio of net expenses to average net assets	1.30%	1.25%	1.20%	1.27%	1.31%	1.33%
Ratio of net investment loss to average net assets	(0.90)%	(0.95)%	(1.03)%	(1.09)%	(1.08)%	(1.16)%
Portfolio turnover rate	20.02%	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$6.29	$15.93	$11.52	$9.01	$9.30	$9.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.14)	(0.25)	(0.19)	(0.17)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.18)	(5.16)	5.63	3.26	0.91	1.37
Total from investment operations	(0.23)	(5.30)	5.38	3.07	0.74	1.19
Distributions from net realized gains	—	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$6.06	$6.29	$15.93	$11.52	$9.01	$9.30
Total return(iii)	(3.66)%	(42.46)%	48.68%	35.62%	10.70%	14.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$37,581	$44,815	$103,331	$64,497	$44,908	$36,325
Ratio of gross expenses to average net assets	2.05%	2.02%	1.95%	2.03%	2.05%	2.08%
Ratio of net expenses to average net assets	2.05%	2.02%	1.95%	2.03%	2.05%	2.08%
Ratio of net investment loss to average net assets	(1.65)%	(1.72)%	(1.79)%	(1.85)%	(1.82)%	(1.91)%
Portfolio turnover rate	20.02%	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$11.99	$25.67	$17.94	$13.64	$13.38	$13.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.14)	(0.23)	(0.16)	(0.14)	(0.16)
Net realized and unrealized gain (loss) on investments	(0.33)	(9.20)	8.93	5.02	1.43	1.94
Total from investment operations	(0.38)	(9.34)	8.70	4.86	1.29	1.78
Distributions from net realized gains	—	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$11.61	$11.99	$25.67	$17.94	$13.64	$13.38
Total return(iii)	(3.17)%	(42.02)%	49.81%	36.69%	11.61%	14.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,067	$29,612	$77,214	$66,294	$58,615	$35,669
Ratio of gross expenses to average net assets	1.27%	1.25%	1.19%	1.24%	1.26%	1.35%
Ratio of net expenses to average net assets	1.27%	1.25%	1.19%	1.24%	1.26%	1.35%
Ratio of net investment loss to average net assets	(0.87)%	(0.95)%	(1.02)%	(1.07)%	(1.03)%	(1.18)%
Portfolio turnover rate	20.02%	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Y
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$12.29	$26.12	$18.17	$13.77	$13.44	$13.14
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.08)	(0.16)	(0.11)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.34)	(9.41)	9.08	5.07	1.45	1.94
Total from investment operations	(0.37)	(9.49)	8.92	4.96	1.36	1.84
Distributions from net realized gains	—	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$11.92	$12.29	$26.12	$18.17	$13.77	$13.44
Total return(iii)	(2.93)%	(41.81)%	50.35%	37.08%	12.12%	15.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$44,658	$47,379	$61,163	$32,702	$12,903	$3,832
Ratio of gross expenses to average net assets	0.95%	0.91%	0.89%	0.94%	0.97%	1.05%
Ratio of expense reimbursements to average net assets	(0.07)%	(0.04)%	(0.02)%	(0.07)%	(0.10)%	(0.18)%
Ratio of net expenses to average net assets	0.88%	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of net investment loss to average net assets	(0.48)%	(0.55)%	(0.70)%	(0.69)%	(0.64)%	(0.67)%
Portfolio turnover rate	20.02%	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Weatherbie Specialized Growth Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$12.73	$26.87	$18.68	$14.15	$13.80	$13.46
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.10)	(0.17)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.36)	(9.70)	9.33	5.21	1.48	2.00
Total from investment operations	(0.39)	(9.80)	9.16	5.09	1.38	1.88
Distributions from net realized gains	—	(4.34)	(0.97)	(0.56)	(1.03)	(1.54)
Net asset value, end of period	$12.34	$12.73	$26.87	$18.68	$14.15	$13.80
Total return(iii)	(3.06)%	(41.82)%	50.32%	37.00%	11.94%	15.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$438,122	$535,172	$1,277,576	$620,005	$284,393	$147,665
Ratio of gross expenses to average net assets	0.95%	0.91%	0.88%	0.94%	0.97%	1.00%
Ratio of expense reimbursements to average net assets	—	—	—	—	—	(0.01)%
Ratio of net expenses to average net assets	0.95%	0.91%	0.88%	0.94%	0.97%	0.99%
Ratio of net investment loss to average net assets	(0.54)%	(0.61)%	(0.72)%	(0.76)%	(0.73)%	(0.82)%
Portfolio turnover rate	20.02%	55.97%	61.53%	66.84%	64.83%	42.56%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$8.83	$16.21	$12.59		$9.34	$9.54	$8.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.11)	(0.07)		(0.12)	(0.11)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.17)	(5.93)	3.76		3.91	0.85	1.34
Total from investment operations	(0.20)	(6.04)	3.69		3.79	0.74	1.24
Distributions from net realized gains	—	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$8.63	$8.83	$16.21		$12.59	$9.34	$9.54
Total return(iii)	(2.15)%	(39.87)%	29.27	%(iv)	42.80%	9.94%	14.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$130,104	$142,244	$262,708		$187,489	$116,308	$111,271
Ratio of gross expenses to average net assets	1.29%	1.29%	1.23%		1.33%	1.39%	1.38%
Ratio of net expenses to average net assets	1.29%	1.29%	1.23%		1.33%	1.39%	1.38%
Ratio of net investment loss to average net assets	(0.80)%	(1.01)%	(0.46)%		(1.11)%	(1.17)%	(1.06)%
Portfolio turnover rate	11.90%	15.44%	34.85%		12.67%	17.09%	28.68%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class B
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$5.94	$11.41	$8.88		$6.74	$7.20	$6.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.08)	(0.05)		(0.08)	(0.11)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.11)	(4.05)	2.65		2.76	0.59	1.01
Total from investment operations	(0.14)	(4.13)	2.60		2.68	0.48	0.88
Distributions from net realized gains	—	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$5.80	$5.94	$11.41		$8.88	$6.74	$7.20
Total return(iii)	(2.36)%	(39.91)%	29.38	%(iv)	42.68%	9.51%	13.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,539	$3,038	$5,821		$5,095	$4,523	$4,958
Ratio of gross expenses to average net assets	2.02%	2.00%	1.96%		2.07%	2.19%	2.23%
Ratio of expense reimbursements to average net assets	(0.63)%	(0.64)%	(0.74)%		(0.73)%	(0.41)%	—
Ratio of net expenses to average net assets	1.39%	1.36%	1.22%		1.34%	1.78%	2.23%
Ratio of net investment loss to average net assets	(0.89)%	(1.09)%	(0.48)%		(1.11)%	(1.57)%	(1.90)%
Portfolio turnover rate	11.90%	15.44%	34.85%		12.67%	17.09%	28.68%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$5.51	$10.76	$8.44		$6.47	$6.99	$6.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.12)	(0.13)		(0.14)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.11)	(3.79)	2.52		2.65	0.55	0.99
Total from investment operations	(0.15)	(3.91)	2.39		2.51	0.42	0.87
Distributions from net realized gains	—	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$5.36	$5.51	$10.76		$8.44	$6.47	$6.99
Total return(iii)	(2.72)%	(40.32)%	28.41	%(iv)	41.76%	8.87%	14.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,984	$21,105	$39,148		$18,365	$6,257	$5,837
Ratio of gross expenses to average net assets	2.09%	2.09%	2.00%		2.09%	2.20%	2.16%
Ratio of net expenses to average net assets	2.09%	2.09%	2.00%		2.09%	2.20%	2.16%
Ratio of net investment loss to average net assets	(1.59)%	(1.81)%	(1.21)%		(1.90)%	(1.98)%	(1.82)%
Portfolio turnover rate	11.90%	15.44%	34.85%		12.67%	17.09%	28.68%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class Y
	Six months ended 4/30/2023(i)	From 12/31/2021 (commencement of operations) to 10/31/2022(ii)
Net asset value, beginning of period	$9.31	$13.84
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.17)	(4.49)
Total from investment operations	(0.19)	(4.53)
Net asset value, end of period	$9.12	$9.31
Total return(iv)	(2.04)%	(32.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$8,790	$8,050
Ratio of gross expenses to average net assets	0.96%	0.96%
Ratio of expense reimbursements to average net assets	(0.12)%	(0.12)%
Ratio of net expenses to average net assets	0.84%	0.84%
Ratio of net investment loss to average net assets	(0.36)%	(0.44)%
Portfolio turnover rate	11.90%	15.44%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the ten months then ended.
(iii)	Amount was computed based on average shares outstanding during the period.
(iv)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$9.29	$16.92	$13.10		$9.66	$9.80	$8.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.08)	(0.02)		(0.10)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.17)	(6.21)	3.91		4.08	0.87	1.36
Total from investment operations	(0.19)	(6.29)	3.89		3.98	0.80	1.30
Distributions from net realized gains	—	(1.34)	(0.07)		(0.54)	(0.94)	(0.10)
Net asset value, end of period	$9.10	$9.29	$16.92		$13.10	$9.66	$9.80
Total return(iii)	(2.05)%	(39.66)%	29.66	%(iv)	43.38%	10.33%	15.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$177,956	$214,819	$383,748		$179,276	$21,782	$13,179
Ratio of gross expenses to average net assets	0.97%	0.96%	0.93%		1.00%	1.12%	1.12%
Ratio of expense reimbursements to average net assets	—	—	—		(0.03)%	(0.13)%	(0.13)%
Ratio of net expenses to average net assets	0.97%	0.96%	0.93%		0.97%	0.99%	0.99%
Ratio of net investment loss to average net assets	(0.47)%	(0.68)%	(0.12)%		(0.81)%	(0.78)%	(0.65)%
Portfolio turnover rate	11.90%	15.44%	34.85%		12.67%	17.09%	28.68%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Small Cap Growth Fund received a Fair Fund distribution of $3,738,004, which contributed approximately 0.72% to its annual return.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$16.91	$31.74	$26.22	$19.93	$18.86	$14.91
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.19)	(0.31)	(0.25)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.52)	(12.84)	5.83	7.03	1.41	4.26
Total from investment operations	(0.60)	(13.03)	5.52	6.78	1.22	4.09
Dividends from net investment income	—	—	—	(0.19)	—	—
Distributions from net realized gains	—	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$16.31	$16.91	$31.74	$26.22	$19.93	$18.86
Total return(iii)	(3.55)%	(42.88)%	21.05%	34.74%	6.59%	27.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$189,342	$226,738	$560,577	$566,606	$523,291	$300,066
Ratio of gross expenses to average net assets	1.42%	1.32%	1.18%	1.22%	1.19%	1.18%
Ratio of net expenses to average net assets	1.42%	1.32%	1.18%	1.22%	1.19%	1.18%
Ratio of net investment loss to average net assets	(1.01)%	(0.96)%	(0.98)%	(1.11)%	(0.95)%	(0.92)%
Portfolio turnover rate	26.08%	37.57%	56.71%	37.49%	48.84%	27.04%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$14.75	$28.12	$23.40	$17.85	$17.04	$13.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.11)	(0.28)	(0.47)	(0.37)	(0.31)	(0.27)
Net realized and unrealized gain (loss) on investments	(0.45)	(11.29)	5.19	6.30	1.27	3.87
Total from investment operations	(0.56)	(11.57)	4.72	5.93	0.96	3.60
Dividends from net investment income	—	—	—	(0.08)	—	—
Distributions from net realized gains	—	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$14.19	$14.75	$28.12	$23.40	$17.85	$17.04
Total return(iii)	(3.80)%	(43.23)%	20.17%	33.85%	5.76%	26.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$89,079	$108,988	$267,800	$248,577	$212,737	$131,655
Ratio of gross expenses to average net assets	1.98%	1.93%	1.90%	1.94%	1.95%	1.94%
Ratio of net expenses to average net assets	1.98%	1.93%	1.90%	1.94%	1.95%	1.94%
Ratio of net investment loss to average net assets	(1.57)%	(1.57)%	(1.70)%	(1.83)%	(1.71)%	(1.66)%
Portfolio turnover rate	26.08%	37.57%	56.71%	37.49%	48.84%	27.04%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$17.44	$32.61	$26.93	$20.44	$19.34	$15.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.06)	(0.18)	(0.31)	(0.24)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	(0.54)	(13.19)	5.99	7.22	1.44	4.37
Total from investment operations	(0.60)	(13.37)	5.68	6.98	1.25	4.20
Dividends from net investment income	—	—	—	(0.19)	—	—
Distributions from net realized gains	—	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$16.84	$17.44	$32.61	$26.93	$20.44	$19.34
Total return(iii)	(3.44)%	(42.77)%	21.09%	34.86%	6.58%	27.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$91,595	$144,513	$421,986	$360,756	$455,937	$340,636
Ratio of gross expenses to average net assets	1.19%	1.18%	1.14%	1.15%	1.18%	1.17%
Ratio of net expenses to average net assets	1.19%	1.18%	1.14%	1.15%	1.18%	1.17%
Ratio of net investment loss to average net assets	(0.76)%	(0.83)%	(0.95)%	(1.04)%	(0.93)%	(0.90)%
Portfolio turnover rate	26.08%	37.57%	56.71%	37.49%	48.84%	27.04%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Y
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$17.89	$33.29	$27.41	$20.79	$19.60	$15.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.09)	(0.21)	(0.18)	(0.14)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.55)	(13.51)	6.09	7.36	1.48	4.42
Total from investment operations	(0.59)	(13.60)	5.88	7.18	1.34	4.30
Dividends from net investment income	—	—	—	(0.26)	—	—
Distributions from net realized gains	—	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$17.30	$17.89	$33.29	$27.41	$20.79	$19.60
Total return(iii)	(3.30)%	(42.58)%	21.45%	35.32%	6.96%	28.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$205,292	$257,064	$394,801	$266,570	$94,694	$25,691
Ratio of gross expenses to average net assets	0.88%	0.85%	0.83%	0.84%	0.87%	0.88%
Ratio of expense reimbursements to average net assets	(0.03)%	—	—	— (iv)	(0.02)%	—
Ratio of net expenses to average net assets	0.85%	0.85%	0.83%	0.84%	0.85%	0.88%
Ratio of net investment loss to average net assets	(0.45)%	(0.46)%	(0.65)%	(0.74)%	(0.64)%	(0.63)%
Portfolio turnover rate	26.08%	37.57%	56.71%	37.49%	48.84%	27.04%
See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)	Amount was more than (0.005)% per share.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021	Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$17.88	$33.29	$27.41	$20.79	$19.60	$15.44
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.10)	(0.21)	(0.18)	(0.13)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.54)	(13.51)	6.09	7.36	1.47	4.42
Total from investment operations	(0.58)	(13.61)	5.88	7.18	1.34	4.30
Dividends from net investment income	—	—	—	(0.26)	—	—
Distributions from net realized gains	—	(1.80)	—	(0.30)	(0.15)	(0.14)
Net asset value, end of period	$17.30	$17.88	$33.29	$27.41	$20.79	$19.60
Total return(iii)	(3.24)%	(42.61)%	21.45%	35.30%	6.96%	28.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,633,942	$2,192,139	$6,195,714	$4,499,832	$2,459,793	$1,329,712
Ratio of gross expenses to average net assets	0.86%	0.84%	0.83%	0.85%	0.86%	0.87%
Ratio of net expenses to average net assets	0.86%	0.84%	0.83%	0.85%	0.86%	0.87%
Ratio of net investment loss to average net assets	(0.45)%	(0.49)%	(0.65)%	(0.74)%	(0.62)%	(0.61)%
Portfolio turnover rate	26.08%	37.57%	56.71%	37.49%	48.84%	27.04%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$15.23	$25.12	$18.67		$15.51	$14.30	$17.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.10)	(0.11)		(0.06)	(0.02)	0.06
Net realized and unrealized gain (loss) on investments	1.67	(7.82)	6.56		3.91	1.66	(2.46)
Total from investment operations	1.65	(7.92)	6.45		3.85	1.64	(2.40)
Dividends from net investment income	—	—	—		(0.69)	(0.43)	(0.88)
Distributions from net realized gains	—	(1.97)	—		—	—	—
Net asset value, end of period	$16.88	$15.23	$25.12		$18.67	$15.51	$14.30
Total return(iii)	10.83%	(34.27)%	34.87	%(iv)	25.69%	11.99%	(14.35)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$107,812	$100,262	$158,223		$120,832	$100,814	$98,105
Ratio of gross expenses to average net assets	1.29%	1.27%	1.22%		1.34%	1.37%	1.29%
Ratio of net expenses to average net assets	1.29%	1.27%	1.22%		1.34%	1.37%	1.29%
Ratio of net investment income (loss) to average net assets	(0.30)%	(0.53)%	(0.49)%		(0.37)%	(0.11)%	0.38%
Portfolio turnover rate	25.89%	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class B
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$13.04	$21.81	$16.19		$13.44	$12.38	$15.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.09)	(0.08)		(0.02)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.44	(6.71)	5.70		3.38	1.44	(2.13)
Total from investment operations	1.42	(6.80)	5.62		3.36	1.40	(2.19)
Dividends from net investment income	—	—	—		(0.61)	(0.34)	(0.78)
Distributions from net realized gains	—	(1.97)	—		—	—	—
Net asset value, end of period	$14.46	$13.04	$21.81		$16.19	$13.44	$12.38
Total return(iii)	10.89%	(34.30)%	35.02	%(iv)	25.83%	11.82%	(15.00)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,841	$13,200	$22,147		$18,427	$17,646	$17,639
Ratio of gross expenses to average net assets	1.98%	1.97%	1.94%		2.05%	2.09%	2.01%
Ratio of expense reimbursements to average net assets	(0.70)%	(0.69)%	(0.82)%		(0.88)%	(0.51)%	—
Ratio of net expenses to average net assets	1.28%	1.28%	1.12%		1.17%	1.58%	2.01%
Ratio of net investment loss to average net assets	(0.30)%	(0.54)%	(0.39)%		(0.18)%	(0.30)%	(0.40)%
Portfolio turnover rate	25.89%	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$12.37	$20.94	$15.68		$13.11	$12.07	$14.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.22)	(0.24)		(0.15)	(0.12)	(0.06)
Net realized and unrealized gain (loss) on investments	1.37	(6.38)	5.50		3.29	1.41	(2.09)
Total from investment operations	1.29	(6.60)	5.26		3.14	1.29	(2.15)
Dividends from net investment income	—	—	—		(0.57)	(0.25)	(0.76)
Distributions from net realized gains	—	(1.97)	—		—	—	—
Net asset value, end of period	$13.66	$12.37	$20.94		$15.68	$13.11	$12.07
Total return(iii)	10.43%	(34.82)%	33.86	%(iv)	24.68%	11.07%	(15.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,304	$1,594	$4,368		$2,760	$3,603	$4,712
Ratio of gross expenses to average net assets	2.10%	2.09%	1.97%		2.13%	2.23%	2.09%
Ratio of net expenses to average net assets	2.10%	2.09%	1.97%		2.13%	2.23%	2.09%
Ratio of net investment loss to average net assets	(1.15)%	(1.40)%	(1.23)%		(1.13)%	(0.99)%	(0.41)%
Portfolio turnover rate	25.89%	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class I
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$15.28	$25.20	$18.72		$15.54	$14.31	$17.54
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.08)	(0.10)		(0.02)	0.01	0.09
Net realized and unrealized gain (loss) on investments	1.68	(7.87)	6.58		3.93	1.67	(2.48)
Total from investment operations	1.66	(7.95)	6.48		3.91	1.68	(2.39)
Dividends from net investment income	—	—	—		(0.73)	(0.45)	(0.84)
Distributions from net realized gains	—	(1.97)	—		—	—	—
Net asset value, end of period	$16.94	$15.28	$25.20		$18.72	$15.54	$14.31
Total return(iii)	10.86%	(34.28)%	34.94	%(iv)	25.98%	12.41%	(14.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,173	$1,061	$591		$642	$970	$2,156
Ratio of gross expenses to average net assets	1.29%	1.30%	1.24%		1.34%	1.48%	1.19%
Ratio of expense reimbursements to average net assets	(0.04)%	(0.05)%	(0.05)%		(0.27)%	(0.36)%	(0.04)%
Ratio of net expenses to average net assets	1.25%	1.25%	1.19%		1.07%	1.12%	1.15%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.44)%	(0.45)%		(0.10)%	0.06%	0.51%
Portfolio turnover rate	25.89%	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Focus Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$15.55	$25.52	$18.90		$15.69	$14.46	$17.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	(0.02)	(0.03)		— (iii)	0.05	0.12
Net realized and unrealized gain (loss) on investments	1.72	(7.98)	6.65		3.98	1.67	(2.48)
Total from investment operations	1.73	(8.00)	6.62		3.98	1.72	(2.36)
Dividends from net investment income	—	—	—		(0.77)	(0.49)	(0.95)
Distributions from net realized gains	—	(1.97)	—		—	—	—
Net asset value, end of period	$17.28	$15.55	$25.52		$18.90	$15.69	$14.46
Total return(iv)	11.13%	(34.03)%	35.34	%(v)	26.23%	12.64%	(14.03)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,522	$14,528	$28,264		$12,621	$13,462	$14,597
Ratio of gross expenses to average net assets	0.96%	0.95%	0.92%		1.02%	1.10%	1.01%
Ratio of expense reimbursements to average net assets	(0.12)%	(0.09)%	(0.03)%		(0.13)%	(0.21)%	(0.12)%
Ratio of net expenses to average net assets	0.84%	0.86%	0.89%		0.89%	0.89%	0.89%
Ratio of net investment income (loss) to average net assets	0.15%	(0.13)%	(0.13)%		0.01%	0.36%	0.71%
Portfolio turnover rate	25.89%	49.36%	75.27%		105.22%	151.99%	207.22%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger International Focus Fund received a Fair Fund distribution of $159,091, which contributed approximately 0.11% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class A
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$20.85	$36.66	$31.75		$26.55	$28.04	$25.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.07)	(0.21)		(0.09)	(0.09)	(0.19)
Net realized and unrealized gain (loss) on investments	0.08	(8.74)	8.87		7.20	0.48	3.82
Total from investment operations	0.03	(8.81)	8.66		7.11	0.39	3.63
Distributions from net realized gains	—	(7.00)	(3.75)		(1.91)	(1.88)	(0.75)
Net asset value, end of period	$20.88	$20.85	$36.66		$31.75	$26.55	$28.04
Total return(iii)	0.14%	(27.31)%	29.12	%(iv)	28.09%	1.96%	14.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$83,832	$91,059	$151,514		$127,925	$108,095	$131,731
Ratio of gross expenses to average net assets	1.09%	1.05%	1.00%		1.04%	1.12%	1.15%
Ratio of net expenses to average net assets	1.09%	1.05%	1.00%		1.04%	1.12%	1.15%
Ratio of net investment loss to average net assets	(0.53)%	(0.30)%	(0.63)%		(0.30)%	(0.34)%	(0.68)%
Portfolio turnover rate	128.72%	240.89%	152.78%		131.29%	148.78%	89.73%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class C
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$13.08	$26.11	$23.74		$20.44	$22.21	$20.23
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.09)	(0.16)	(0.34)		(0.23)	(0.23)	(0.31)
Net realized and unrealized gain (loss) on investments	0.05	(5.87)	6.46		5.44	0.34	3.04
Total from investment operations	(0.04)	(6.03)	6.12		5.21	0.11	2.73
Distributions from net realized gains	—	(7.00)	(3.75)		(1.91)	(1.88)	(0.75)
Net asset value, end of period	$13.04	$13.08	$26.11		$23.74	$20.44	$22.21
Total return(iii)	(0.31)%	(27.85)%	28.11	%(iv)	27.12%	1.20%	14.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,154	$7,828	$14,334		$11,862	$10,963	$15,322
Ratio of gross expenses to average net assets	1.88%	1.84%	1.76%		1.81%	1.89%	1.93%
Ratio of net expenses to average net assets	1.88%	1.84%	1.76%		1.81%	1.89%	1.93%
Ratio of net investment loss to average net assets	(1.33)%	(1.10)%	(1.39)%		(1.07)%	(1.12)%	(1.46)%
Portfolio turnover rate	128.72%	240.89%	152.78%		131.29%	148.78%	89.73%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Does not reflect the effect of sales charges, if applicable.
(iv)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund	Class Z
	Six months ended 4/30/2023(i)	Year ended 10/31/2022	Year ended 10/31/2021		Year ended 10/31/2020	Year ended 10/31/2019	Year ended 10/31/2018
Net asset value, beginning of period	$21.24	$37.09	$31.99		$26.69	$28.09	$25.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.02)	— (iii)	(0.11)		— (iii)	0.01	(0.09)
Net realized and unrealized gain (loss) on investments	0.08	(8.85)	8.96		7.25	0.47	3.82
Total from investment operations	0.06	(8.85)	8.85		7.25	0.48	3.73
Dividends from net investment income	—	—	—		(0.04)	—	—
Distributions from net realized gains	—	(7.00)	(3.75)		(1.91)	(1.88)	(0.75)
Net asset value, end of period	$21.30	$21.24	$37.09		$31.99	$26.69	$28.09
Total return(iv)	0.28%	(27.05)%	29.53	%(v)	28.50%	2.34%	15.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$62,191	$78,928	$184,972		$131,109	$77,023	$57,640
Ratio of gross expenses to average net assets	0.75%	0.72%	0.68%		0.71%	0.79%	0.84%
Ratio of expense reimbursements to average net assets	—	—	—		—	(0.04)%	(0.06)%
Ratio of net expenses to average net assets	0.75%	0.72%	0.68%		0.71%	0.75%	0.78%
Ratio of net investment income (loss) to average net assets	(0.20)%	0.01%	(0.31)%		(0.01)%	0.02%	(0.32)%
Portfolio turnover rate	128.72%	240.89%	152.78%		131.29%	148.78%	89.73%

See Notes to Financial Statements.

(i)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii)	Amount was computed based on average shares outstanding during the period.
(iii)	Amount was less than $0.005 per share.
(iv)	Does not reflect the effect of sales charges, if applicable.
(v)

Pursuant to the U.S. Securities and Exchange Commission’s Rules on Fair Fund and Disgorgement Plans, the Alger Health Sciences Fund received a Fair Fund distribution of $179,832, which contributed approximately 0.07% to its annual return.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in ten series — Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund (collectively, the “Funds” or individually, each a “Fund”). Alger Capital Appreciation Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. Alger Growth & Income Fund also normally invests primarily in equity securities and has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class B and C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I, Y and Z shares are generally sold to institutional investors and are sold without an initial or deferred sales charge. Class Y and Z shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Class Y shares of Alger Small Cap Growth Fund launched on December 31, 2021.

NOTE 2 — Significant Accounting Policies:

(a)    Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii)   selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in money market funds and short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

(b)    Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)    Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e)    Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f)     Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets including borrowings, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Funds’ custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of April 30, 2023.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g)    Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h)    Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)     Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j)     Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments that are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a)    Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital Appreciation Fund(a)	0.81%	0.65%	0.60%	0.55%	0.45%	0.81%
Alger 35 Fund(b)	0.45	—	—	—	—	0.45
Alger Growth & Income Fund(b)	0.50	—	—	—	—	0.50
Alger Mid Cap Growth Fund(c)	0.76	0.70	—	—	—	0.76
Alger Mid Cap Focus Fund(d)	0.70	0.50	—	—	—	0.63
Alger Weatherbie Specialized Growth Fund(c)	0.81	0.75	—	—	—	0.81
Alger Small Cap Growth Fund(c)	0.81	0.75	—	—	—	0.81
Alger Small Cap Focus Fund(b)	0.75	—	—	—	—	0.75
Alger International Focus Fund(c)	0.71	0.60	—	—	—	0.71
Alger Health Sciences Fund(b)	0.55	—	—	—	—	0.55

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.

(b) Tier 1 rate is paid on all assets.

(c) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(d) Tier 1 rate is paid on assets up to $250 million, and Tier 2 rate is paid on assets in excess of $250 million.

The sub-adviser to the Alger Weatherbie Specialized Growth Fund, Weatherbie Capital, LLC (“Weatherbie” or the “Sub-Adviser”), an affiliate of Alger Management, is paid a fee from the advisory fee that Alger Management receives at no additional cost to the Alger Weatherbie Specialized Growth Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Weatherbie Specialized Growth Fund to Alger Management with respect to the sub-advised assets. For the six months ended April 30, 2023, Alger Management paid a sub-advisory fee of $1,981,560 for the Alger Weatherbie Specialized Growth Fund to Weatherbie.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding custody fees, acquired fund fees and expenses, dividend expense on short sales, net borrowing costs, interest, taxes, brokerage and extraordinary expenses, to the extent applicable) through February 28, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

Prior to April 1, 2023, Alger Management had contractually agreed to waive and/or reimburse Fund expenses (excluding acquired fund fees and expenses, dividend expense on short sales, borrowing costs, interest, taxes, brokerage and extraordinary expenses, if applicable) for certain Funds in order for the total annual fund operating expenses to not exceed certain rates, based on average net assets.

	CLASS										FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A		C		I		Y		Z		APRIL 30, 2023
Alger Capital Appreciation Fund	—		—		—		—		0.04	%(a)	$283,270
Alger Mid Cap Growth Fund	—		—		—		—		0.23	(b)	—
Alger Mid Cap Focus Fund	0.53	%(c)	1.28	%(c)	0.58	%(c)	0.07	%(c)	0.37	(c)	225
Alger Weatherbie Specialized Growth Fund	—		—		—		0.07	(d)	—		16,163
Alger Small Cap Growth Fund	—		—		—		0.03	(e)	0.18	(e)	5,025
Alger Small Cap Focus Fund	—		—		—		0.10	(f)	—		30,498
Alger International Focus Fund	—		—		0.54	(g)	—		0.13	(g)	9,227
Alger Health Sciences Fund	—		—		—		—		0.20	(h)	—

(a) Prior to April 1, 2023, total annual fund operating expenses for Alger Capital Appreciation Fund, Class Z shares, could not exceed 0.85%.

(b) Prior to April 1, 2023, total annual fund operating expenses for Alger Mid Cap Growth Fund, Class Z shares, could not exceed 0.99%.

(c) Prior to April 1, 2023, total annual fund operating expenses for Alger Mid Cap Focus Fund, Class A, C, I, Y and Z shares, could not exceed 1.15%, 1.90%, 1.20%, 0.69% and 0.99%, respectively.

(d) Prior to April 1, 2023, total annual fund operating expenses for Alger Weatherbie Specialized Growth Fund, Class Y shares, could not exceed 0.87%.

(e) Prior to April 1, 2023, total annual fund operating expenses for Alger Small Cap Growth Fund, Class Y and Z shares, could not exceed 0.84% and 0.99%, respectively.

(f) Prior to April 1, 2023, total annual fund operating expenses for Alger Small Cap Focus Fund, Class Y shares, could not exceed 0.85%.

(g) Prior to April 1, 2023, total annual fund operating expenses for Alger International Focus Fund, Class I and Z shares, could not exceed 1.25% and 0.84%, respectively.

(h) Prior to April 1, 2023, total annual fund operating expenses for Alger Health Sciences Fund, Class Z shares, could not exceed 0.75%.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the period ended April 30, 2023, the recoupment made by the Alger Small Cap Focus Fund to the Investment Manager was $2,468.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management has also agreed to limit expenses of the Class Z shares of Alger 35 Fund, for the life of the Fund, whereby it reimburses expenses to the extent Fund operating expenses, excluding advisory fees, exceed 0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense on short sales, borrowing costs and extraordinary expenses. Fees waived for the Alger 35 Fund were $46,171 for the six months ended April 30, 2023.

In addition, Alger Management voluntarily reduced its 12b-1 fee effective April 1, 2019, for the Class B shares of the Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund by $34,392, $8,522 and $48,011, respectively, for the six months ended April 30, 2023.

(b)    Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution Fees:

Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, LLC, each Fund's distributor (the “Distributor” or “Alger LLC”) a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Class A shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

Class B Shares: The Trust has adopted a Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger LLC for costs and expenses incurred by Alger LLC in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger LLC relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2023, such excess carried forward was $12,939,746, $20,407,519 and $20,171,619 for Class B shares of Alger Mid Cap Growth Fund, Alger Small Cap Growth Fund and Alger International Focus Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger LLC a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger LLC for its activities and expenses incurred in distributing the Class C shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of each Fund issuing such shares pays Alger LLC a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger LLC for its activities and expenses incurred in distributing the Class I shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d)    Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2023, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$1,186
Alger Growth & Income Fund	819
Alger Mid Cap Growth Fund	281
Alger Mid Cap Focus Fund	115
Alger Weatherbie Specialized Growth Fund	3,013
Alger Small Cap Growth Fund	1,793
Alger Small Cap Focus Fund	1,789
Alger International Focus Fund	1,254
Alger Health Sciences Fund	881

(e)    Brokerage Commissions: During the six months ended April 30, 2023, Alger Capital Appreciation Fund, Alger 35 Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund paid Alger LLC, $168,493, $10,016, $556, $6,250, $107,340, $45,724, $159,906, $11,648 and $39,061, respectively, in connection with securities transactions.

(f)     Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2023, Alger Management charged back to Alger Capital Appreciation Fund, Alger Growth & Income Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Weatherbie Specialized Growth Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger International Focus Fund and Alger Health Sciences Fund $290,004, $26,993, $22,037, $9,300, $64,755, $36,303, $364,182, $12,275 and $26,077, respectively, for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(g)    Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h)    Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie. For the six months ended April 30, 2023, these purchases and sales were as follows:

	PURCHASES	SALES	REALIZED GAIN (LOSS)
Alger Mid Cap Focus Fund	$—	$1,806,412	$245,273
Alger Small Cap Growth Fund	2,417,616	—	—
Alger Small Cap Focus Fund	1,806,412	5,079,448	(7,847,525)

(i)     Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Focus Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of April 30, 2023.

During the six months ended April 30, 2023, Alger Capital Appreciation Fund and Alger Small Cap Focus Fund earned interfund loan interest income of $1,242 and $11,977, respectively, and Alger Capital Appreciation Fund, Alger 35 Fund, Alger Mid Cap Growth Fund, Alger Mid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund and Alger Health Sciences Fund incurred interfund loan interest expenses of $221, $726, $237, $9,961, $948, $32,851 and $462, respectively, which are included in interest income and interest expenses, respectively, in the accompanying Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(j)     Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor (the “Distributor” or “Alger LLC”), or their affiliates. At April 30, 2023, Alger Management and its affiliated entities owned the following shares:

	SHARE CLASS
	A	B	C	I	Y	Z
Alger Capital Appreciation Fund	77,161	—	—	—	—	39,620
Alger 35 Fund	—	—	—	—	—	1,593,347
Alger Growth & Income Fund	—	—	—	—	—	32,315
Alger Mid Cap Growth Fund	—	—	—	—	—	139,187
Alger Mid Cap Focus Fund	—	—	—	100,035	4,843	927,860
Alger Weatherbie Specialized Growth Fund	187,751	—	—	—	10,066	185
Alger Small Cap Growth Fund	71,040	—	—	—	36,127	106,938
Alger Small Cap Focus Fund	—	—	—	—	787	310,266
Alger International Focus Fund	—	—	—	—	—	85,519

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities and forward foreign currency contracts, for the six months ended April 30, 2023:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$968,093,103	$1,175,540,404
Alger 35 Fund	39,574,689	40,084,444
Alger Growth & Income Fund	47,595,653	5,551,451
Alger Mid Cap Growth Fund	88,842,503	89,034,610
Alger Mid Cap Focus Fund	305,980,144	389,444,364
Alger Weatherbie Specialized Growth Fund	138,593,328	240,294,731
Alger Small Cap Growth Fund	41,800,030	64,082,470
Alger Small Cap Focus Fund	646,324,803	1,252,611,638
Alger International Focus Fund	35,132,311	42,794,936
Alger Health Sciences Fund	208,673,042	229,571,779

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from the Custodian on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statements of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2023, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Capital Appreciation Fund	$9,711	4.87%
Alger 35 Fund	50,445	5.99
Alger Growth & Income Fund	137	5.91
Alger Mid Cap Growth Fund	9,902	5.36
Alger Mid Cap Focus Fund	395,574	5.08
Alger Weatherbie Specialized Growth Fund	$239	5.92%
Alger Small Cap Growth Fund	37,794	5.09
Alger Small Cap Focus Fund	1,343,478	4.94
Alger International Focus Fund	276	5.90
Alger Health Sciences Fund	28,555	5.80

The highest amount borrowed from the Custodian and other funds in the Alger Fund Complex during the six months ended April 30, 2023 by each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$1,039,000
Alger 35 Fund	561,067
Alger Growth & Income Fund	8,281
Alger Mid Cap Growth Fund	1,027,000
Alger Mid Cap Focus Fund	27,329,000
Alger Weatherbie Specialized Growth Fund	14,420
Alger Small Cap Growth Fund	1,108,000
Alger Small Cap Focus Fund	22,988,000
Alger International Focus Fund	22,760
Alger Health Sciences Fund	1,855,000

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series is divided into separate classes. During the six months ended April 30, 2023, and the year ended October 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	2,102,945	$42,381,224	6,000,142	$160,613,838
Shares converted from Class C	34,716	700,867	78,399	2,165,868
Dividends reinvested	1,253,214	24,437,672	7,597,941	236,675,867
Shares redeemed	(5,273,687)	(107,304,307)	(14,983,247)	(385,940,345)
Net increase (decrease)	(1,882,812)	$(39,784,544)	(1,306,765)	$13,515,228
Class C:
Shares sold	303,150	$3,594,335	917,381	$14,823,256
Shares converted to Class A	(58,665)	(700,867)	(126,672)	(2,165,868)
Dividends reinvested	464,915	5,355,816	2,637,277	50,292,867
Shares redeemed	(1,913,309)	(23,182,703)	(3,969,807)	(67,501,761)
Net decrease	(1,203,909)	$(14,933,419)	(541,821)	$(4,551,506)
Class Z:
Shares sold	2,951,007	$63,604,108	8,886,657	$247,659,419
Dividends reinvested	1,308,238	27,316,002	7,554,946	250,370,897
Shares redeemed	(9,589,453)	(210,326,783)	(14,251,217)	(384,129,235)
Net increase (decrease)	(5,330,208)	$(119,406,673)	2,190,386	$113,901,081

Alger 35 Fund
Class Z:
Shares sold	64,211	$623,786	40,255	$487,994
Dividends reinvested	216	1,955	747,267	10,551,417
Shares redeemed	(122,292)	(1,162,194)	(136,944)	(1,414,466)
Net increase (decrease)	(57,865)	$(536,453)	650,578	$9,624,945

Alger Growth & Income Fund
Class A:
Shares sold	300,532	$16,304,219	515,271	$29,459,291
Shares converted from Class C	1,534	84,965	3,410	186,340
Dividends reinvested	14,299	761,954	71,532	4,322,564
Shares redeemed	(206,501)	(11,243,400)	(249,872)	(14,016,272)
Net increase	109,864	$5,907,738	340,341	$19,951,923
Class C:
Shares sold	108,939	$5,762,084	180,118	$9,975,860
Shares converted to Class A	(1,560)	(84,965)	(3,467)	(186,340)
Dividends reinvested	1,593	83,551	11,180	673,395
Shares redeemed	(77,963)	(4,155,506)	(77,010)	(4,282,374)
Net increase	31,009	$1,605,164	110,821	$6,180,541
Class Z:
Shares sold	1,171,467	$63,675,319	1,892,410	$104,985,589
Dividends reinvested	21,609	1,151,810	34,141	2,015,228
Shares redeemed	(513,127)	(27,811,719)	(342,836)	(18,637,053)
Net increase	679,949	$37,015,410	1,583,715	$88,363,764

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	172,609	$1,880,253	914,935	$12,779,301
Shares converted from Class B	7,851	86,849	39,929	499,789
Shares converted from Class C	9,505	102,725	4,455	62,406
Dividends reinvested	—	—	3,949,371	62,202,597
Shares redeemed	(870,693)	(9,549,802)	(1,662,534)	(23,061,302)
Net increase (decrease)	(680,728)	$(7,479,975)	3,246,156	$52,482,791
Class B:
Shares sold	30,087	$209,249	306,507	$2,429,187
Shares converted to Class A	(12,533)	(86,849)	(63,092)	(499,789)
Dividends reinvested	—	—	648,341	6,399,126
Shares redeemed	(77,653)	(525,464)	(338,973)	(3,167,198)
Net increase (decrease)	(60,099)	$(403,064)	552,783	$5,161,326
Class C:
Shares sold	16,461	$104,254	129,451	$1,156,792
Shares converted to Class A	(16,257)	(102,725)	(7,374)	(62,406)
Dividends reinvested	—	—	312,841	2,906,295
Shares redeemed	(117,809)	(753,287)	(177,595)	(1,518,832)
Net increase (decrease)	(117,605)	$(751,758)	257,323	$2,481,849
Class Z:
Shares sold	237,215	$2,717,528	1,467,938	$24,776,780
Dividends reinvested	—	—	730,556	11,835,012
Shares redeemed	(598,598)	(6,690,132)	(1,511,602)	(20,451,267)
Net increase (decrease)	(361,383)	$(3,972,604)	686,892	$16,160,525

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Focus Fund
Class A:
Shares sold	150,042	$1,785,774	437,847	$6,471,602
Dividends reinvested	—	—	12,508	226,140
Shares redeemed	(116,324)	(1,405,341)	(102,747)	(1,441,325)
Net increase	33,718	$380,433	347,608	$5,256,417
Class C:
Shares sold	76,501	$892,828	205,863	$3,441,176
Dividends reinvested	—	—	12,103	218,218
Shares redeemed	(54,212)	(635,861)	(114,553)	(1,735,186)
Net increase	22,289	$256,967	103,413	$1,924,208
Class I:
Shares sold	193,844	$2,313,624	1,024,323	$17,245,006
Dividends reinvested	—	—	678,515	12,274,336
Shares redeemed	(3,675,352)	(43,865,643)	(2,767,242)	(41,627,861)
Net decrease	(3,481,508)	$(41,552,019)	(1,064,404)	$(12,108,519)
Class Y:*
Shares sold	2,319	$27,630	30,243	$420,561
Dividends reinvested	—	—	116	2,107
Shares redeemed	(21,248)	(256,386)	(9)	(87)
Net increase (decrease)	(18,929)	$(228,756)	30,350	$422,581
Class Z:
Shares sold	3,823,741	$45,649,005	13,358,332	$215,931,807
Dividends reinvested	—	—	3,770,479	68,698,120
Shares redeemed	(7,160,522)	(85,884,142)	(21,026,998)	(316,016,051)
Net decrease	(3,336,781)	$(40,235,137)	(3,898,187)	$(31,386,124)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Weatherbie Specialized Growth Fund
Class A:
Shares sold	540,727	$6,199,204	2,207,109	$31,475,922
Shares converted from Class C	2,343	26,487	10,193	195,953
Dividends reinvested	—	—	2,355,077	40,837,032
Shares redeemed	(1,477,175)	(16,877,034)	(4,618,177)	(63,575,231)
Net increase (decrease)	(934,105)	$(10,651,343)	(45,798)	$8,933,676
Class C:
Shares sold	298,157	$1,841,777	1,004,246	$8,908,341
Shares converted to Class A	(4,320)	(26,487)	(17,106)	(195,953)
Dividends reinvested	—	—	2,635,295	24,982,600
Shares redeemed	(1,225,119)	(7,590,966)	(2,980,283)	(23,986,101)
Net increase (decrease)	(931,282)	$(5,775,676)	642,152	$9,708,887
Class I:
Shares sold	86,348	$1,039,284	430,300	$7,169,370
Dividends reinvested	—	—	505,518	9,079,102
Shares redeemed	(311,075)	(3,690,637)	(1,472,639)	(21,152,563)
Net decrease	(224,727)	$(2,651,353)	(536,821)	$(4,904,091)
Class Y:
Shares sold	524,622	$6,273,472	2,793,770	$42,898,361
Dividends reinvested	—	—	343,618	6,305,382
Shares redeemed	(634,555)	(7,629,132)	(1,624,371)	(22,901,364)
Net increase (decrease)	(109,933)	$(1,355,660)	1,513,017	$26,302,379
Class Z:
Shares sold	6,013,033	$76,530,108	25,026,249	$397,063,874
Dividends reinvested	—	—	9,047,802	171,998,722
Shares redeemed	(12,571,000)	(157,817,485)	(39,559,633)	(605,958,139)
Net decrease	(6,557,967)	$(81,287,377)	(5,485,582)	$(36,895,543)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	579,472	$4,969,154	2,219,196	$24,488,782
Shares converted from Class B	12,049	105,791	49,641	549,484
Shares converted from Class C	467	4,070	1,542	15,219
Dividends reinvested	—	—	1,565,131	20,221,493
Shares redeemed	(1,627,693)	(14,105,281)	(3,937,640)	(43,512,748)
Net increase (decrease)	(1,035,705)	$(9,026,266)	(102,130)	$1,762,230
Class B:
Shares sold	14,794	$83,645	69,274	$489,107
Shares converted to Class A	(17,903)	(105,791)	(73,759)	(549,484)
Dividends reinvested	—	—	77,256	672,125
Shares redeemed	(70,664)	(409,137)	(71,673)	(579,243)
Net increase (decrease)	(73,773)	$(431,283)	1,098	$32,505
Class C:
Shares sold	276,727	$1,468,136	791,975	$5,337,182
Shares converted to Class A	(750)	(4,070)	(2,453)	(15,219)
Dividends reinvested	—	—	590,149	4,786,108
Shares redeemed	(754,579)	(4,045,942)	(1,186,581)	(7,903,372)
Net increase (decrease)	(478,602)	$(2,581,876)	193,090	$2,204,699
Class Y:**
Shares sold	142,291	$1,295,054	890,852	$8,643,853
Shares redeemed	(43,208)	(399,883)	(25,818)	(245,321)
Net increase	99,083	$895,171	865,034	$8,398,532
Class Z:
Shares sold	3,604,967	$32,762,015	14,423,124	$162,619,241
Dividends reinvested	—	—	2,222,719	30,117,848
Shares redeemed	(7,164,047)	(65,847,449)	(16,204,110)	(179,137,817)
Net increase (decrease)	(3,559,080)	$(33,085,434)	441,733	$13,599,272

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	901,394	$14,580,231	2,079,038	$42,247,967
Shares converted from Class C	3,176	51,679	3,678	95,518
Dividends reinvested	—	—	1,045,786	26,134,180
Shares redeemed	(2,703,922)	(43,630,032)	(7,382,999)	(148,269,616)
Net decrease	(1,799,352)	$(28,998,122)	(4,254,497)	$(79,791,951)
Class C:
Shares sold	195,587	$2,749,455	361,903	$6,758,876
Shares converted to Class A	(3,643)	(51,679)	(4,175)	(95,518)
Dividends reinvested	—	—	669,148	14,661,031
Shares redeemed	(1,301,570)	(18,265,402)	(3,163,891)	(54,641,324)
Net decrease	(1,109,626)	$(15,567,626)	(2,137,015)	$(33,316,935)
Class I:
Shares sold	1,491,996	$24,576,037	2,388,085	$52,040,663
Dividends reinvested	—	—	817,179	21,017,843
Shares redeemed	(4,339,025)	(71,624,877)	(7,857,664)	(170,047,309)
Net decrease	(2,847,029)	$(47,048,840)	(4,652,400)	$(96,988,803)
Class Y:
Shares sold	2,629,879	$44,194,028	5,178,987	$111,652,914
Dividends reinvested	—	—	722,905	19,019,637
Shares redeemed	(5,135,787)	(89,192,057)	(3,388,609)	(72,320,606)
Net increase (decrease)	(2,505,908)	$(44,998,029)	2,513,283	$58,351,945
Class Z:
Shares sold	10,675,726	$183,174,303	53,012,266	$1,149,885,044
Dividends reinvested	—	—	10,465,710	275,248,186
Shares redeemed	(38,785,403)	(664,523,244)	(127,025,685)	(2,664,182,027)
Net decrease	(28,109,677)	$(481,348,941)	(63,547,709)	$(1,239,048,797)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Focus Fund
Class A:
Shares sold	83,541	$1,382,214	272,542	$5,095,123
Shares converted from Class B	4,084	67,442	11,100	214,147
Shares converted from Class C	656	10,816	2,157	41,626
Dividends reinvested	—	—	517,441	11,740,747
Shares redeemed	(286,827)	(4,734,507)	(517,683)	(9,704,917)
Net increase (decrease)	(198,546)	$(3,274,035)	285,557	$7,386,726
Class B:
Shares sold	5,456	$77,979	10,257	$145,522
Shares converted to Class A	(4,768)	(67,442)	(12,932)	(214,147)
Dividends reinvested	—	—	99,778	1,938,691
Shares redeemed	(55,666)	(786,797)	(100,637)	(1,753,746)
Net increase (decrease)	(54,978)	$(776,260)	(3,534)	$116,320
Class C:
Shares sold	8,305	$111,555	14,352	$245,440
Shares converted to Class A	(810)	(10,816)	(2,638)	(41,626)
Dividends reinvested	—	—	21,218	393,811
Shares redeemed	(40,921)	(547,077)	(112,626)	(1,705,231)
Net decrease	(33,426)	$(446,338)	(79,694)	$(1,107,606)
Class I:
Shares sold	2,265	$37,740	64,844	$1,462,329
Dividends reinvested	—	—	2,147	48,866
Shares redeemed	(2,485)	(41,160)	(20,997)	(391,454)
Net increase (decrease)	(220)	$(3,420)	45,994	$1,119,741
Class Z:
Shares sold	145,778	$2,476,118	356,479	$6,998,893
Dividends reinvested	—	—	90,502	2,089,682
Shares redeemed	(123,808)	(2,078,198)	(620,623)	(11,168,546)
Net increase (decrease)	21,970	$397,920	(173,642)	$(2,079,971)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2023		FOR THE YEAR ENDED OCTOBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	116,973	$2,417,120	551,350	$12,970,639
Shares converted from Class C	1,217	24,929	7,202	167,019
Dividends reinvested	—	—	974,155	24,529,213
Shares redeemed	(470,336)	(9,715,487)	(1,298,720)	(29,986,025)
Net increase (decrease)	(352,146)	$(7,273,438)	233,987	$7,680,846
Class C:
Shares sold	39,886	$524,266	69,406	$1,071,149
Shares converted to Class A	(1,943)	(24,929)	(11,391)	(167,019)
Dividends reinvested	—	—	226,913	3,607,915
Shares redeemed	(88,103)	(1,141,783)	(235,168)	(3,555,053)
Net increase (decrease)	(50,160)	$(642,446)	49,760	$956,992
Class Z:
Shares sold	177,172	$3,722,530	1,269,543	$31,739,077
Dividends reinvested	—	—	1,302,121	33,295,227
Shares redeemed	(974,218)	(20,454,526)	(3,842,061)	(88,876,343)
Net decrease	(797,046)	$(16,731,996)	(1,270,397)	$(23,842,039)

* Inception date December 17, 2021.

** Inception date December 31, 2021.

NOTE 7 — Income Tax Information:

At October 31, 2022, the Alger 35 Fund, the Alger Growth & Income Fund, the Alger Mid Cap Growth Fund, the Alger Mid Cap Focus Fund, the Alger Weatherbie Specialized Growth Fund, the Alger Small Cap Growth Fund, the Alger Small Cap Focus Fund, the Alger International Focus Fund and the Alger Health Sciences Fund, for federal income tax purposes, had capital loss carryforwards of $3,821,422, $175,048, $55,039,064, $112,987,257, $183,450,481, $24,317,021, $545,792,970, $6,464,970 and $43,177,529, respectively.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2023 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$172,224,590	$172,224,590	$—	$—
Consumer Discretionary	293,379,487	253,968,446	39,411,041	—
Energy	62,643,104	62,643,104	—	—
Financials	132,394,267	132,394,267	—	—
Healthcare	275,938,163	275,938,163	—	—
Industrials	118,152,140	118,152,140	—	—
Information Technology	616,142,367	616,142,367	—	—
Materials	35,071,958	35,071,958	—	—
TOTAL COMMON STOCKS	$1,705,946,076	$1,666,535,035	$39,411,041	$—
PREFERRED STOCKS
Information Technology	1,197,441	—	—	1,197,441
SPECIAL PURPOSE VEHICLE
Information Technology	2,896,878	—	—	2,896,878
TOTAL INVESTMENTS IN SECURITIES	$1,710,040,395	$1,666,535,035	$39,411,041	$4,094,319

Alger 35 Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	4,501,412	4,501,412	—	—
Consumer Discretionary	7,429,422	6,582,195	847,227	—
Energy	1,693,587	1,693,587	—	—
Healthcare	2,584,334	2,584,334	—	—
Industrials	1,173,903	1,173,903	—	—
Information Technology	7,249,666	7,249,666	—	—
Materials	692,259	692,259	—	—
Real Estate	421,168	421,168	—	—
TOTAL COMMON STOCKS	$25,745,751	$24,898,524	$847,227	$—
TOTAL INVESTMENTS IN SECURITIES	$25,745,751	$24,898,524	$847,227	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$26,741,639	$26,741,639	$—	$—
Consumer Discretionary	21,481,452	21,481,452	—	—
Consumer Staples	22,668,753	22,668,753	—	—
Energy	16,991,626	16,991,626	—	—
Financials	37,387,062	37,387,062	—	—
Healthcare	43,087,555	43,087,555	—	—
Industrials	18,621,595	18,621,595	—	—
Information Technology	84,156,062	84,156,062	—	—
Materials	7,784,449	7,784,449	—	—
Utilities	4,306,321	4,306,321	—	—
TOTAL COMMON STOCKS	$283,226,514	$283,226,514	$—	$—
MASTER LIMITED PARTNERSHIP
Energy	1,605,974	1,605,974	—	—
REAL ESTATE INVESTMENT TRUST
Financials	1,229,485	1,229,485	—	—
Real Estate	10,543,597	10,543,597	—	—
TOTAL REAL ESTATE INVESTMENT TRUST	$11,773,082	$11,773,082	$—	$—
SHORT TERM INVESTMENTS
U.S. Government	8,999,158	—	8,999,158	—
TOTAL INVESTMENTS IN SECURITIES	$305,604,728	$296,605,570	$8,999,158	$—

Alger Mid Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	8,253,011		8,253,011	—	—
Consumer Discretionary	27,117,767		27,117,767	—	—
Consumer Staples	1,959,731		1,959,731	—	—
Energy	7,176,061		7,176,061	—	—
Financials	8,932,823		8,932,823	—	—
Healthcare	34,868,210		34,868,210	—	—
Industrials	33,876,017		33,876,017	—	—
Information Technology	49,856,365		49,856,365	—	—
Materials	6,493,169		6,493,169	—	—
Real Estate	6,817,970		6,817,970	—	—
TOTAL COMMON STOCKS	$185,351,124		$185,351,124	$—	$—
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	395,340		—	—	395,340
SPECIAL PURPOSE VEHICLE
Information Technology	1,751,587		—	—	1,751,587
TOTAL INVESTMENTS IN SECURITIES	$187,498,051		$185,351,124	$—	$2,146,927

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$18,293,797	$18,293,797	$—	$—
Consumer Discretionary	42,722,405	35,338,946	7,383,459	—
Energy	12,353,341	12,353,341	—	—
Financials	3,222,455	3,222,455	—	—
Healthcare	91,766,041	91,766,041	—	—
Industrials	37,764,699	37,764,699	—	—
Information Technology	130,242,394	130,242,394	—	—
Materials	4,106,339	4,106,339	—	—
TOTAL COMMON STOCKS	$340,471,471	$333,088,012	$7,383,459	$—
TOTAL INVESTMENTS IN SECURITIES	$340,471,471	$333,088,012	$7,383,459	$—

Alger Weatherbie Specialized Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	1,691,000		1,691,000	—	—
Consumer Discretionary	72,115,087		72,115,087	—	—
Energy	37,906,748		37,906,748	—	—
Financials	70,689,452		70,689,452	—	—
Healthcare	158,322,478		155,336,268	—	2,986,210
Industrials	124,569,065		124,569,065	—	—
Information Technology	118,228,373		118,228,373	—	—
Real Estate	39,348,567		39,348,567	—	—
TOTAL COMMON STOCKS	$622,870,770		$619,884,560	$—	$2,986,210
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
SHORT TERM INVESTMENTS
U.S. Government	21,997,942		—	21,997,942	—
TOTAL INVESTMENTS IN SECURITIES	$644,868,712		$619,884,560	$21,997,942	$2,986,210

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$13,132,116		$13,132,116	$—	$—
Consumer Discretionary	37,966,876		37,966,876	—	—
Consumer Staples	20,445,510		20,445,510	—	—
Energy	19,942,241		19,942,241	—	—
Financials	7,688,331		7,688,331	—	—
Healthcare	102,332,997		98,685,999	—	3,646,998
Industrials	28,101,981		28,101,981	—	—
Information Technology	88,382,522		88,382,522	—	—
Materials	8,939,536		8,939,536	—	—
TOTAL COMMON STOCKS	$326,932,110		$323,285,112	$—	$3,646,998
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	117,104		—	—	117,104
REAL ESTATE INVESTMENT TRUST
Real Estate	5,071,813		5,071,813	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	2,377,939		—	—	2,377,939
SHORT TERM INVESTMENTS
U.S. Government	4,999,532		—	4,999,532	—
TOTAL INVESTMENTS IN SECURITIES	$339,498,498		$328,356,925	$4,999,532	$6,142,041

Alger Small Cap Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	78,595,459	78,595,459	—	—
Consumer Staples	21,137,305	21,137,305	—	—
Energy	152,714,755	152,714,755	—	—
Healthcare	1,092,422,641	1,092,422,641	—	—
Industrials	204,988,599	204,988,599	—	—
Information Technology	612,829,375	612,829,375	—	—
TOTAL COMMON STOCKS	$2,162,688,134	$2,162,688,134	$—	$—
RIGHTS
Healthcare	7,976	—	—	7,976
SHORT TERM INVESTMENTS
U.S. Government	9,999,064	—	9,999,064	—
TOTAL INVESTMENTS IN SECURITIES	$2,172,695,174	$2,162,688,134	$9,999,064	$7,976

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger International Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$38,323,506	$19,064,519	$19,258,987	$—
Consumer Staples	7,590,693	—	7,590,693	—
Energy	8,372,655	3,720,990	4,651,665	—
Financials	24,595,758	9,728,592	14,867,166	—
Healthcare	24,417,545	2,616,528	21,801,017	—
Industrials	18,562,750	3,543,792	15,018,958	—
Information Technology	10,453,795	—	10,453,795	—
Materials	2,803,664	—	2,803,664	—
TOTAL COMMON STOCKS	$135,120,366	$38,674,421	$96,445,945	$—
TOTAL INVESTMENTS IN SECURITIES	$135,120,366	$38,674,421	$96,445,945	$—

Alger Health Sciences Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Healthcare	$149,216,903		$127,986,628	$16,230,273	$5,000,002
PREFERRED STOCKS
Healthcare	—	*	—	—	—	*
RIGHTS
Healthcare	1,311,187		—	—	1,311,187
TOTAL INVESTMENTS IN SECURITIES	$150,528,090		$127,986,628	$16,230,273	$6,311,189

*  Alger Mid Cap Growth Fund’s, Alger Weatherbie Specialized Growth Fund’s, Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2022	$444,301 (a)
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(955,344)
Included in net change in unrealized appreciation (depreciation) on investments	1,446,392
Purchases and sales
Purchases	—
Sales	(935,349)
Closing balance at April 30, 2023	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2022	$1,215,538
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(18,097)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	1,197,441
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$(18,097)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$2,934,840
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(37,962)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	2,896,878
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$(37,962)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2022	$354,035
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	41,305
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	395,340
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$41,305

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$1,775,546
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(23,959)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	1,751,587
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$(23,959)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Common Stocks
Opening balance at November 1, 2022	$2,986,210
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	2,986,210
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Weatherbie Specialized Growth Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Common Stocks
Opening balance at November 1, 2022	$3,646,998
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	3,646,998
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2022	$104,869
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	12,235
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	117,104
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$12,235

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Special Purpose Vehicle
Opening balance at November 1, 2022	$2,410,106
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(32,167)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	2,377,939
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$(32,167)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2022	$7,143
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	833
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	7,976
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$833

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2022	$5,000,002
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	5,000,002
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2022	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Health Sciences Fund	Rights
Opening balance at November 1, 2022	$1,174,198
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	136,989
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2023	1,311,187
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2023**	$136,989

(a) Represents the sale of Level 3 common stock, Altaba, Inc., for the period ended April 30, 2023.

* Includes securities that are fair valued at zero.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying statement of operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of April 30, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value April 30, 2023		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Capital Appreciation Fund
Preferred Stocks	$1,197,441		Market Approach	Transaction Price Revenue Multiple	N/A 15.0x-17.0x	N/A
Special Purpose Vehicle	2,896,878		Market Approach	Transaction Price Revenue Multiple	N/A 15.0x-17.0x	N/A
Alger Mid Cap Growth Fund
Preferred Stocks	$—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	395,340		Income Approach	Discount Rate Probability of Success	8.14%-9.44% 0.00%-60.00%	N/A
Special Purpose Vehicle	1,751,587		Market Approach	Transaction Price Revenue Multiple	N/A 15.0x-17.0x	N/A
Alger Weatherbie Specialized Growth Fund
Common Stocks	$2,986,210		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value April 30, 2023		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Small Cap Growth Fund
Common Stocks	$3,646,998		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	117,104		Income Approach	Discount Rate Probability of Success	8.14%-9.44% 0.00%-60.00%	N/A
Special Purpose Vehicle	2,377,939		Market Approach	Transaction Price Revenue Multiple	N/A 15.0x-17.0x	N/A
Alger Small Cap Focus Fund
Rights	$7,976		Income Approach	Discount Rate Probability of Success	8.14%-9.44% 0.00%-60.00%	N/A
Alger Health Sciences Fund
Common Stocks	$5,000,002		Market Approach	Priced at Cost	N/A	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	1,311,187		Income Approach	Discount Rate Probability of Success	8.14%-9.44% 0.00%-60.00%	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of April 30, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents
Alger Capital Appreciation Fund	$35,251,415	$143,557	$35,107,858	$—
Alger 35 Fund	—	—	—	—
Bank overdraft	(561,606)	(561,606)	—	—
Alger Growth & Income Fund	5,334,761	—	5,334,761	—
Alger Mid Cap Growth Fund	3,933,971	5	3,933,966	—
Alger Mid Cap Focus Fund	442,596	—	442,596	—
Alger Weatherbie Specialized Growth Fund	7,108,472	—	7,108,472	—
Alger Small Cap Growth Fund	2,077,699	—	2,077,699	—
Alger Small Cap Focus Fund	23,903,731	—	23,903,731	—
Alger International Focus Fund	5,364,513	25,305	5,339,208	—
Alger Health Sciences Fund	1,943,022	—	1,943,022	—

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

There were no derivative instruments held by the Funds throughout the period or as of April 30, 2023.

NOTE 10 — Principal Risks:

Alger Capital Appreciation Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 35 Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. The Fund is classified as a “non-diversified fund” under federal securities laws because it can invest in fewer individual companies than a diversified fund. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Growth & Income Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Income-producing securities may cut or fail to declare dividends due to market downturns or for other reasons. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Mid Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Weatherbie Specialized Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Small Cap Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors or industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector or industry developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger International Focus Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

Alger Health Sciences Fund — Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets will be invested in healthcare companies, which may be significantly affected by competition, innovation, regulation, and product obsolescence, and may be more volatile than the securities of other companies. A significant portion of assets may be invested in securities of companies in related industries, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable industry developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Private placements are offerings of a company’s securities not registered with the SEC and not offered to the public, for which limited information may be available. Such investments are generally considered to be illiquid. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Fund may hold a large cash or cash equivalent position, which may underperform relative to equity securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Affiliated Securities:

During the six-month period ended April 30, 2023, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the six-month period ended April 30, 2023 with such affiliated persons are summarized below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Capital Appreciation Fund
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					$—	$—	$(37,962)	$2,896,878
Total					$—	$—	$(37,962)	$2,896,878

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	219,610	—	—	219,610	$—	$—	$—	$—	*
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					—	—	(16,416)	1,252,704
Crosslink Ventures Capital C, LLC, Cl. B***					—	—	(7,543)	498,883
Total					$—	$—	$(23,959)	$1,751,587	*

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Weatherbie Specialized Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	231,474	—	—	231,474	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	50,688	—	—	50,688	—	—	—	—	*
Special Purpose Vehicle
Crosslink Ventures Capital C, LLC, Cl. A***					—	—	(24,624)	1,879,056
Crosslink Ventures Capital C, LLC, Cl. B***					—	—	(7,543)	498,883
Total					$—	$—	$(32,167)	$2,377,939	*

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Small Cap Focus Fund
Common Stocks
908 Devices, Inc.****	1,991,055	53,198	(2,044,253)	—	—	(26,557,727)	9,318,305	—
Cabaletta Bio, Inc.	—	3,058,993	—	3,058,993	—	—	(1,225,144)	31,752,347
Heska Corp.	468,150	245,443	—	713,593	—	—	29,704,367	83,604,556
PROS Holdings, Inc.	2,978,898	—	(96,903)	2,881,995	—	(2,323,736)	12,109,715	81,762,198
Total					$—	$(28,881,463)	$49,907,243	$197,119,101

Security	Shares Held at October 31, 2022	Shares Purchased	Shares Sold	Shares Held at April 30, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2023
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	897,366	—	—	897,366	$—	$—	$—	$—	*
Total					$—	$—	$—	$—	*

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2023.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures Capital C, LLC, Class A and Crosslink Ventures Capital C, LLC, Class B. There were no capital increases or decreases for the six-month period ended April 30, 2023.

**** Non-affiliated at April 30, 2023.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2022 and ending April 30, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Six Months Ended April 30, 2023(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2023(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,036.80	$6.36	1.26%
	Hypothetical(c)	1,000.00	1,018.55	6.31	1.26
Class C	Actual	1,000.00	1,079.80	10.42	2.02
	Hypothetical(c)	1,000.00	1,014.78	10.09	2.02
Class Z	Actual	1,000.00	1,096.50	4.42	0.85
	Hypothetical(c)	1,000.00	1,020.58	4.26	0.85

Alger 35 Fund
Class Z	Actual	$1,000.00	$1,019.10	$2.80	0.56%
	Hypothetical(c)	1,000.00	1,022.02	2.81	0.56

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,034.70	$4.84	0.96%
	Hypothetical(c)	1,000.00	1,020.03	4.81	0.96
Class C	Actual	1,000.00	1,077.90	8.81	1.71
	Hypothetical(c)	1,000.00	1,016.31	8.55	1.71
Class Z	Actual	1,000.00	1,093.70	3.32	0.64
	Hypothetical(c)	1,000.00	1,021.62	3.21	0.64

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$999.10	$6.29	1.27%
	Hypothetical(c)	1,000.00	1,018.50	6.36	1.27
Class B	Actual	1,000.00	1,004.60	6.46	1.30
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30
Class C	Actual	1,000.00	1,040.50	10.68	2.11
	Hypothetical(c)	1,000.00	1,014.33	10.54	2.11
Class Z	Actual	1,000.00	1,056.50	4.84	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

Alger Mid Cap Focus Fund
Class A	Actual	$1,000.00	$929.00	$5.26	1.10%
	Hypothetical(c)	1,000.00	1,019.34	5.51	1.10
Class C	Actual	1,000.00	967.70	9.32	1.91
	Hypothetical(c)	1,000.00	1,015.32	9.54	1.91
Class I	Actual	1,000.00	981.10	5.26	1.07
	Hypothetical(c)	1,000.00	1,019.49	5.36	1.07
Class Y	Actual	1,000.00	982.90	3.44	0.70
	Hypothetical(c)	1,000.00	1,021.32	3.51	0.70
Class Z	Actual	1,000.00	982.90	3.88	0.79
	Hypothetical(c)	1,000.00	1,020.88	3.96	0.79

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Six Months Ended April 30, 2023(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2023(b)
Alger Weatherbie Specialized Growth Fund
Class A	Actual	$1,000.00	$917.30	$6.18	1.30%
	Hypothetical(c)	1,000.00	1,018.35	6.51	1.30
Class C	Actual	1,000.00	953.80	9.93	2.05
	Hypothetical(c)	1,000.00	1,014.63	10.24	2.05
Class I	Actual	1,000.00	968.30	6.20	1.27
	Hypothetical(c)	1,000.00	1,018.50	6.36	1.27
Class Y	Actual	1,000.00	970.70	4.30	0.88
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.88
Class Z	Actual	1,000.00	969.40	4.64	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$927.00	$6.16	1.29%
	Hypothetical(c)	1,000.00	1,018.40	6.46	1.29
Class B	Actual	1,000.00	927.60	6.64	1.39
	Hypothetical(c)	1,000.00	1,017.90	6.95	1.39
Class C	Actual	1,000.00	963.00	10.17	2.09
	Hypothetical(c)	1,000.00	1,014.43	10.44	2.09
Class Y	Actual	1,000.00	979.60	4.12	0.84
	Hypothetical(c)	1,000.00	1,020.63	4.21	0.84
Class Z	Actual	1,000.00	979.50	4.76	0.97
	Hypothetical(c)	1,000.00	1,019.98	4.86	0.97

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$913.70	$6.74	1.42%
	Hypothetical(c)	1,000.00	1,017.75	7.10	1.42
Class C	Actual	1,000.00	952.40	9.58	1.98
	Hypothetical(c)	1,000.00	1,014.98	9.89	1.98
Class I	Actual	1,000.00	965.60	5.80	1.19
	Hypothetical(c)	1,000.00	1,018.89	5.96	1.19
Class Y	Actual	1,000.00	967.00	4.15	0.85
	Hypothetical(c)	1,000.00	1,020.58	4.26	0.85
Class Z	Actual	1,000.00	967.60	4.20	0.86
	Hypothetical(c)	1,000.00	1,020.53	4.31	0.86

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Expenses Paid During the Six Months Ended April 30, 2023(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2023(b)
Alger International Focus Fund
Class A	Actual	$1,000.00	$1,050.40	$6.56	1.29%
	Hypothetical(c)	1,000.00	1,018.40	6.46	1.29
Class B	Actual	1,000.00	1,058.90	6.53	1.28
	Hypothetical(c)	1,000.00	1,018.45	6.41	1.28
Class C	Actual	1,000.00	1,094.30	10.90	2.10
	Hypothetical(c)	1,000.00	1,014.38	10.49	2.10
Class I	Actual	1,000.00	1,108.60	6.54	1.25
	Hypothetical(c)	1,000.00	1,018.60	6.26	1.25
Class Z	Actual	1,000.00	1,111.30	4.40	0.84
	Hypothetical(c)	1,000.00	1,020.63	4.21	0.84

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$948.70	$5.27	1.09%
	Hypothetical(c)	1,000.00	1,019.39	5.46	1.09
Class C	Actual	1,000.00	987.00	9.26	1.88
	Hypothetical(c)	1,000.00	1,015.47	9.39	1.88
Class Z	Actual	1,000.00	1,002.80	3.72	0.75
	Hypothetical(c)	1,000.00	1,021.08	3.76	0.75

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b) Annualized.

(c) 5% annual return before expenses.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 6/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

•  Social Security number and

•  Account balances and

•  Transaction history and

•  Purchase history and

•  Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or

•  Make deposits or withdrawals from your account or

•  Give us your contact information or

•  Provide account information or

•  Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

•  sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control.

They can be financial and nonfinancial companies.

•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings (top 5 holdings with respect to Alger 35 Fund) with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality

(1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Funds’ liquidity risk.

The Board met on December 6, 2022 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Funds with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2021 through November 30, 2022 (the “Review Period”).

The Report stated that the Committee assessed the Funds’ liquidity risk by considering qualitative factors such as the Funds’ investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Funds’ liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Funds primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Funds, and concluded that the Funds remained primarily highly liquid. The Report stated that during the Reporting Period, the Committee approved updated liquidity parameters for the Funds based on discussions with ICE, certain other third parties, and internal groups at Alger Management relating to RATS and average daily trading volumes in normal and stressed conditions for the various market capitalizations of holdings in the Funds.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

THE ALGER FUNDS

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Sub-Adviser

Weatherbie Capital, LLC

265 Franklin Street, Suite 1603

Boston, MA 02110

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AFSAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable
(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:  June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date: June 21, 2023

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date: June 21, 2023